UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
(Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
(Address of principal executive offices) (Zip code)

David M. Churchill
President
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
 (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2013

SEMI-ANNUAL REPORT

December 31, 2013

Brown Advisory Growth Equity Fund
Brown Advisory Value Equity Fund
Brown Advisory Flexible Equity Fund
Brown Advisory Small-Cap Growth Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Opportunity Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Intermediate Income Fund
Brown Advisory Tactical Bond Fund
Brown Advisory Equity Income Fund
Brown Advisory Sustainable Growth Fund
Brown Advisory Tax Exempt Bond Fund
Brown Advisory Emerging Markets Fund
Brown Advisory Strategic European Equity Fund
Brown Advisory Mortgage Securities Fund

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory, LLC, as of December 31, 2013 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of December 31, 2013. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions. This report must be preceded or accompanied by a prospectus.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund
A Message to our Shareholders, December 31, 2013	1
Schedule of Investments, December 31, 2013	3
Brown Advisory Value Equity Fund
A Message to our Shareholders, December 31, 2013	4
Schedule of Investments, December 31, 2013	6
Brown Advisory Flexible Equity Fund
A Message to our Shareholders, December 31, 2013	7
Schedule of Investments, December 31, 2013	9
Brown Advisory Small-Cap Growth Fund
A Message to our Shareholders, December 31, 2013	10
Schedule of Investments, December 31, 2013	12
Brown Advisory Small-Cap Fundamental Value Fund
A Message to our Shareholders, December 31, 2013	13
Schedule of Investments, December 31, 2013	15
Brown Advisory Opportunity Fund
A Message to our Shareholders, December 31, 2013	16
Schedule of Investments, December 31, 2013	18
Brown Advisory Maryland Bond Fund
A Message to our Shareholders, December 31, 2013	20
Schedule of Investments, December 31, 2013	21
Brown Advisory Intermediate Income Fund
A Message to our Shareholders, December 31, 2013	26
Schedule of Investments, December 31, 2013	27
Brown Advisory Tactical Bond Fund
A Message to our Shareholders, December 31, 2013	30
Schedule of Investments, December 31, 2013	31
Brown Advisory Equity Income Fund
A Message to our Shareholders, December 31, 2013	32
Schedule of Investments, December 31, 2013	34
Brown Advisory Sustainable Growth Fund
A Message to our Shareholders, December 31, 2013	35
Schedule of Investments, December 31, 2013	37
Brown Advisory Tax Exempt Bond Fund
A Message to our Shareholders, December 31, 2013	38
Schedule of Investments, December 31, 2013	39
Brown Advisory Emerging Markets Fund
A Message to our Shareholders, December 31, 2013	42
Schedule of Investments, December 31, 2013	44
Brown Advisory Strategic European Equity Fund
A Message to our Shareholders, December 31, 2013	46
Schedule of Investments, December 31, 2013	48
Brown Advisory Mortgage Securities Fund
A Message to our Shareholders, December 31, 2013	50
Schedule of Investments, December 31, 2013	51
Statements of Assets and Liabilities	55
Statements of Operations	59
Statements of Changes in Net Assets	63
Financial Highlights	71
Notes to Financial Statements	105
Additional Information	118

GLOSSARY OF TERMS

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

Barclays 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Barclays Intermediate U.S. Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index.

Barclays Intermediate Government/Credit Bond Index represents intermediate and long-term government and investment grade corporate debt securities having maturities of greater than one year.

Barclays U.S. Corporate High Yield Bond Index is a widely-recognized, market value-weighted index which covers the universe of fixed-rate, non-investment grade debt.

Barclays U.S. Corporate Investment Grade Index is composed of publicly issued U.S. dollar-denominated, investment grade, SEC-registered corporate bonds issued by industrial, utility, and financial companies. All bonds have at least one year to maturity.

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Correlation is a statistical measurement of how two securities move in relation to each other.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

G-20 (more formally, the Group of Twenty Finance Ministers and Central Bank Governors) is a group of finance ministers and central bank governors from 20 economies: 19 of the world’s largest national economies, plus the European Union.

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

MCSI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S.& Canada.

GLOSSARY OF TERMS

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

(This Page Intentionally Left Blank.)

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2013

Dear Shareholder:

During the six-month period ended December 31, 2013, the Brown Advisory Growth Equity Fund Investor Shares (the “Fund”) increased 16.49% in value. During the same period, the Russell 1000 Growth Index (the Index), the Fund’s Benchmark, increased 19.39%.

During the period, U.S. equity markets enjoyed a strong bullish run, responding vigorously to further signs of economic strength in the U.S. and to encouraging economic indicators overseas. The Fund underperformed its benchmark during the period, which was not pleasant but also not surprising based on the greater cyclical emphasis of the Benchmark vs. our portfolio.

The unrelenting upward trend in equity markets fed on an ideal diet of low inflation, improving macroeconomic conditions and extraordinarily accommodative monetary policy. The strategy performed quite well in absolute terms over the last six months, and despite the fact that our returns were slightly off the benchmark’s pace, we are pleased that our holdings generally produced operating results that met or exceeded our expectations. Health care was our biggest detractor. Company-specific difficulties experienced by some of our holdings were compounded by the fact that health care is one of the top-performing sectors in the benchmark, driven by a run in biotechnology stocks better than any we’ve seen since 1998. New drug approvals hit a record in 2012, and expectations for biotechnology stocks have not been this high in many years. While the performance of these stocks is obviously attractive, we focus on investing in sustainable growth business models, and it is often difficult for us to become comfortable with stocks whose fates are so closely tied to the binary outcome of FDA approval decisions.

Nearly half of our underperformance in health care was driven by one stock, Intuitive Surgical. The firm’s da Vinci robotic surgical system endured several controversies in 2013, ranging from false claims about safety problems to interim sales comparables that did not satisfy analysts. In our opinion, much of this controversy has distracted from the simple and clear metric for the company’s success, namely the ongoing growth in the number of surgical procedures performed using the system. Very few companies conduct business in a world with no competition, but Intuitive Surgical enjoys exactly that scenario, and we believe that its business model has as much potential now as it did when we made our first investment more than five years ago.

Other health care holdings such as Express Scripts and DaVita struggled somewhat due to the ongoing uncertainty regarding the Affordable Care Act’s implementation. But where the market fears short-term uncertainty, we see long-term opportunity, especially for business models such as these that help to actually reduce health care cost (as opposed to shifting the payment burden from one party to another). In our view, they will be the ultimate beneficiaries of the new regulatory framework, and we remain attracted to their upside potential relative to downside risk.

During the period, we sold our position in IDEXX Labs in order to fund a new position in Gilead Sciences. In keeping with our process of funding new positions by eliminating existing names, we sold what we feel is still an excellent company in order to invest in one that we believe is even better. Gilead is a leading biopharmaceutical company with a leadership position in HIV/AIDS therapy. The company’s rich R&D pipeline includes particularly promising candidates in liver diseases such as hepatitis C. We exited Citrix Systems on the basis that our investment thesis in the company was no longer intact. Citrix has been a portfolio holding for more than five years, and in that time it has been an important partner to Microsoft as a vendor of choice for accessing applications and desktops remotely. The two companies developed a symbiotic relationship based on sharing of technology, marketing and other resources, and on mutual trust. Part of Microsoft’s new strategy involves a move into easy access to PCs and virtual desktops on a variety of devices and platforms including iOS and Android, a capability that it had previously relied on Citrix to fulfill. At a minimum, this move damages trust between the two companies and in the worst case has the potential to displace several Citrix applications. This shift in industry dynamics has produced uncertainty in the long-term growth trajectory of Citrix’s business.

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2013

While interim underperformance is unwelcome, it is an inevitable result within a long-term investment program, particularly one that applies a rigorous investment process consistently. We have strict criteria for the types of business models we include in the portfolio—we haven’t chased returns by buying slower-growing defensive companies because they paid high dividends nor have we exposed the portfolio to momentum-driven stocks to chase after short-term market excitement. We are committed to owning a portfolio of high-quality business models that we believe are capable of sustaining above-average growth rates for an extended period. These companies may or may not be in favor in a given year, but we believe that their results over time will speak for themselves.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 97.4%

Consumer Discretionary — 5.7%
485,288	Fossil Group, Inc.*	58,205,443
1,244,799	Starbucks Corp.	97,579,793
		155,785,236
Consumer Staples — 12.4%
589,867	Costco Wholesale Corp.	70,200,072
1,212,426	Estee Lauder Companies, Inc.	91,319,926
1,110,385	Mead Johnson Nutrition Co.	93,005,848
1,425,870	Whole Foods Market, Inc.	82,458,062
		336,983,908
Energy — 9.5%
441,647	Core Laboratories NV	84,332,495
1,386,196	FMC Technologies, Inc.*	72,373,293
1,124,826	Schlumberger, Ltd.	101,358,071
		258,063,859
Financials — 3.7%
3,838,819	Charles Schwab Corp.	99,809,294

Health Care — 14.9%
702,064	Covance, Inc.*	61,823,756
1,125,144	DaVita, Inc.*	71,300,375
1,642,012	Express Scripts, Inc.*	115,334,923
880,437	Gilead Sciences, Inc.*	66,164,840
239,311	Intuitive Surgical, Inc.*	91,914,569
		406,538,463
Industrials — 13.3%
1,233,373	Danaher Corp.	95,216,396
1,365,566	Fluor Corp.	109,641,294
559,081	Roper Industries, Inc.	77,533,353
684,291	Stericycle, Inc.*	79,494,085
		361,885,128
Information Technology — 35.0%
818,070	Accenture PLC	67,261,715
909,319	Amphenol Corp.	81,093,068
540,672	ANSYS, Inc.*	47,146,598
202,970	Apple, Inc.	113,888,497
516,551	Cognizant Technology Solutions Corp.*	52,161,320
2,719,706	Genpact Limited*	49,960,999
116,799	Google, Inc.*	130,897,807
1,463,480	National Instruments Corp.	46,860,630
1,453,483	NetApp, Inc.	59,796,291
1,446,976	QUALCOMM, Inc.	107,437,968
1,288,440	Salesforce.com, Inc.*	71,109,004
562,413	Visa, Inc.	125,238,127
		952,852,024
Materials — 2.9%
768,399	Ecolab, Inc.	80,120,964
Total Common Stocks (Cost $2,039,837,887)		2,652,038,876

Short-Term Investments — 3.1%

Money Market Funds — 3.1%
84,869,250	DWS Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	84,869,250
Total Short-Term Investments (Cost $84,869,250)		84,869,250
Total Investments — 100.5% (Cost $2,124,707,137)		2,736,908,126
Liabilities in Excess of Other Assets — (0.5)%		(14,001,651)
NET ASSETS — 100.0%		$2,722,906,475

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	35.0%
Health Care	14.9%
Industrials	13.3%
Consumer Staples	12.4%
Energy	9.5%
Consumer Discretionary	5.7%
Financials	3.7%
Money Market Funds	3.1%
Materials	2.9%
Other Assets and Liabilities	(0.5)%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Value Equity Fund
A Message to Our Shareholders
December 31, 2013

Dear Shareholder:

During the six-month period ended December 31, 2013, the Brown Advisory Value Equity Fund Investor Shares (the “Fund”) increased 18.76% in value. During the same period, the Russell 1000 Value Index (the “Index”), the Fund’s Benchmark, increased 14.34%.

Our investment philosophy since the inception of the Fund has been consistent. We focus on finding what we believe are high-quality companies capable of strong free-cash-flow generation, with solid and well-understood business models and minimal leverage. We look to first minimize risk and seek to avoid any stock that we believe has the potential to lose more than 20% of its value. After gaining comfort with a stock’s downside, we focus on the company’s ability to make significant progress in its operating performance over the intermediate term. We believe that this approach has the potential to generate attractive risk-adjusted returns over time.

During the period, economically sensitive sectors performed well, and our overweight in these sectors helped us to outperform for the period. Investors rotated out of what had been a persistent, defensive, yield-focused stance in recent years, which benefited our more economically sensitive stance. Sectors with a high proportion of international sales did particularly well, such as energy, industrials, technology and materials. Global economies in Europe, and to a lesser extent China, appear to be showing signs of improvement, and at year’s end we were overweight in globally exposed companies that we believe are still attractively priced and poised for a recovery in margins. Within the Benchmark, telecom and utilities were significant laggards, and our lack of exposure to these defensive areas contributed positively to our results. Health care, even with its 13% return for the period, was a detractor from relative performance vs. the Benchmark due to the stronger absolute returns elsewhere during the period. Our cyclical overweight has been in place for quite some time, and we are pleased that the market has aligned with our longstanding conviction.

From an individual stock perspective, leading contributors during the period included Best Buy Co., Apple Inc., Fluor Corporation, Schlumberger NV and Kennametal Inc. Best Buy’s multi-faceted improvement strategy has worked extremely well, and the company is now competing more effectively against traditional retail as well as online competition. Apple has enjoyed a renewal of confidence supported by new phone and tablet launches, as well as a promising new carrier agreement with China Mobile, the world’s largest mobile provider.

Performance detractors included Abercrombie & Fitch Co., Cisco Systems Inc. and Ensco plc. Abercrombie was the portfolio’s weakest performer. The teen retail environment has been difficult, and the company’s brand has lost some appeal. Management has taken substantive corrective actions this year, but it may take some time before these actions have an impact on results. Cisco was down slightly due to delays in new product launches and slower projected growth in the near future.

Despite the market’s run in 2013, we are still finding high-quality, value-based investment ideas. During the period, we initiated positions in City National, a high-quality regional bank; Ensco, a leading energy offshore rig company; Garmin, a leader in GPS technologies; and Potash Corporation, a low-cost global producer of agricultural nutrients. In each case, we were able to acquire strong business franchises for which consensus expectations are low, at prices that we believe were attractive.

We eliminated positions in CARBO Ceramics, Cimarex Energy and Deckers. We elected to sell these holdings as they reached our price targets and more attractive investments presented themselves.

We recognize that market sentiment has improved and that the portfolio’s valuation level has rebounded since last year. That being said, the portfolio is still inexpensive relative to the market, and the business characteristics of our companies are, in our view, fundamentally better than the average benchmark company. We are optimistic about the long-term prospects of our portfolio holdings. We believe that our emphasis on high-quality global leaders, with low valuations, low current expectations, and a proven history of innovation and strong finances offers attractive risk-reward prospects in the year ahead.

Sincerely,

Richard M. Bernstein, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Value Equity Fund
A Message to Our Shareholders
December 31, 2013

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.  Diversification does not guarantee a profit or protect from loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary on Terms.

www.brownadvisoryfunds.com

Brown Advisory Value Equity Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 94.8%

Consumer Discretionary — 8.1%
94,545	Abercrombie & Fitch Co.	3,111,476
130,220	Best Buy, Inc.	5,193,173
106,240	Garmin Ltd.	4,910,413
149,023	Guess?, Inc.	4,630,145
		17,845,207
Energy — 14.5%
193,266	Canadian Natural Resources, Ltd.	6,540,121
96,925	ENSCO PLC	5,542,171
73,991	National Oilwell Varco, Inc.	5,884,504
54,896	Occidental Petroleum Corp.	5,220,610
98,960	Schlumberger, Ltd.	8,917,286
		32,104,692
Financials — 25.7%
318,593	Charles Schwab Corp.	8,283,418
70,440	City National Corp.	5,580,257
206,945	FirstMerit Corp.	4,600,387
176,095	Hartford Financial Services Group, Inc.	6,379,922
55,073	M&T Bank Corp.	6,411,599
58,519	MetLife, Inc.	3,155,344
77,425	Northern Trust Corp.	4,791,833
42,525	PNC Financial Services Group, Inc.	3,299,090
692,141	Regions Financial Corp.	6,845,274
207,236	SunTrust Banks, Inc.	7,628,357
		56,975,481
Health Care — 6.4%
233,140	Hologic, Inc.*	5,210,679
82,260	Merck & Co., Inc.	4,117,113
59,380	Novartis AG ADR	4,772,964
		14,100,756
Industrials — 11.0%
29,690	Eaton Corp. PLC	2,260,003
71,434	Fluor Corp.	5,735,436
135,288	Kennametal, Inc.	7,044,446
85,342	PACCAR, Inc.	5,049,686
100,125	Terex Corp.*	4,204,249
		24,293,820
Information Technology — 22.0%
15,330	Apple, Inc.	8,601,817
56,175	Check Point Software Technologies Ltd.*	3,624,411
338,795	Cisco Systems, Inc.	7,605,948
94,595	Microchip Technology, Inc.	4,233,126
117,470	Microsoft Corp.	4,396,902
134,765	NetApp, Inc.	5,544,232
176,557	Oracle Corp.	6,755,071
107,985	QUALCOMM, Inc.	8,017,886
		48,779,393
Materials — 7.1%
48,320	E.I. du Pont de Nemours & Co.	3,139,350
156,300	Freeport-McMoRan Copper & Gold, Inc.	5,898,762
204,615	Potash Corp. of Saskatchewan, Inc.	6,744,111
		15,782,223
Total Common Stocks (Cost $160,695,303)		209,881,572

Short-Term Investments — 4.9%

Money Market Funds — 4.9%
10,817,470	DWS Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	10,817,470
Total Short-Term Investments (Cost $10,817,470)		10,817,470
Total Investments — 99.7% (Cost $171,512,773)		220,699,042
Other Assets in Excess of Liabilities — 0.3%		680,696
NET ASSETS — 100.0%		$221,379,738

PORTFOLIO HOLDINGS
% of Net Assets

Financials	25.7%
Information Technology	22.0%
Energy	14.5%
Industrials	11.0%
Consumer Discretionary	8.1%
Materials	7.1%
Health Care	6.4%
Money Market Funds	4.9%
Other Assets and Liabilities	0.3%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2013

Dear Shareholder:

During the six-month period ended December 31, 2013, the Brown Advisory Flexible Equity Fund Investor Shares (the “Fund”) increased 16.21% in value. The S&P 500 Index (the “Index”), the Fund’s Benchmark, increased 16.31% during the same period. The Fund outperformed the S&P 500 for the 12-month period with a return of 35.52% versus the benchmark return of 32.39%. The three- and five-year annualized returns of 18.53% and 21.06% compare very favorably to the benchmark returns of 16.18% and 17.94% for the same periods, respectively. Since inception on November 30, 2006, the Fund has returned 5.62% versus the benchmark return of 6.26%.

The Fund’s annual operating gross expense ratio is 1.04%.

Performance data quoted represents past performance and is no guarantee of future results. Performance for periods greater than one year is annualized. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 14 days of purchase will be charged a 1.00% fee. Performance data quoted does not reflect the redemption or exchange fee. If reflected, total returns would be reduced. For the most recent month-end performance, please call 1-800-540-6807.

The U.S. stock market capped a terrific five-year run to finish 2013 at a new all-time high. As noted, the S&P 500 Index returned 17.94% annualized over the last five years, a period that reaches back to the approximate low point for equity markets during the financial crisis and panic that spanned 2008 and early 2009. We often cite John Templeton’s aphorism that bull markets are born on pessimism, grow on skepticism, mature on optimism and die on euphoria to explain the investor mood swings that create investment opportunities. It is never perfectly clear where the market or any individual stock lies on this continuum, but we don’t believe that many stocks are in the “pessimistic” zone today. Last year at this time, we noted in our shareholder letter that the price/earnings ratios for the Index appeared quite reasonable, trading at 13 times the Street’s consensus earnings estimates for 2013. As of year-end 2013, the Index was trading at 15 times projected 2014 earnings—not necessarily overvalued in our view, but measurably higher than a year ago.

This discussion might suggest a cautionary view on markets, but we merely want to reiterate that we can’t predict the short-term direction of the market, and we don’t believe that anyone else can either. Longer term, we are confident in the progress and innovation of the U.S. economic system and U.S. businesses, and therefore optimistic about the prospects of reasonably valued stocks that track, or ideally outpace, U.S. economic progress.

Google and MasterCard were among our top contributors for the period. Both companies have delivered consistently impressive results for some time, and both were also beneficiaries of increased investor interest in equities. We believe that investors have favored firms like MasterCard and Google—instantly recognizable leaders in their industries with solid market positions trading at reasonable valuations. Best Buy was also a notable contributor to returns. Its new management team’s turnaround strategy has produced promising results in its early stages, leading to a significant advance in the stock that was good for a top-three spot in the return rankings of Index constituents for the year. Best Buy fits well within our philosophy of buying companies with new management teams that we believe can make meaningful business improvements.

The most significant detractors to the Fund’s performance were Edwards Lifesciences, Kinder Morgan and Kraft Foods Group. Energy-pipeline firm Kinder Morgan is a long-term holding in the Fund, and we added to our position in the stock as short-term concerns led to more attractive prices for long-term investors. Kraft Foods Group was eliminated from the portfolio; the stock’s appreciation after its separation from Mondelez has led, in our view, to an expensive valuation relative to its prospective growth rate. Edwards Lifesciences was newly purchased in the Fund during the period. We like Edwards based on its attractive business economics and the long-term prospects for its trans-catheter replacement heart valves to displace more invasive therapies over time. After our initial purchase, the stock declined on news that competitor Medtronic would be allowed to enter the U.S. market slightly sooner than previously expected. Since Edwards has competed successfully with Medtronic for several years in Europe already, we viewed the decline in the share price as an opportunity to add to our position.

During the period we also added Rogers Communications, a Canadian communications and media company that earns roughly two-thirds of its profits from its wireless business and the remainder from various cable TV, media and sports-team properties. We have followed the company’s progress for some time and like its business and management team; a “bargain moment” occurred for our investment when the share price declined due to fear that Verizon might enter the Canadian wireless market. Verizon allayed those fears when it subsequently announced its $130 billion purchase of the balance of its U.S. joint venture with Vodafone.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2013

We exited Total SA, World Fuel Services and Zoetis during the period. In contrast to many of our holdings, Total has shown reluctance to repurchase its shares at low valuations with the excess capital it generates. We decided to exit the stock when it rebounded alongside European equities during the year. We re-evaluated our investment in World Fuel and concluded that its long-term return potential was lower than our original assessment. Finally, we exited Zoetis after benefiting from the opportunity available to us as Pfizer shareholders (who were able to exchange Pfizer shares for Zoetis shares in a favorably priced tender offer during the period).

We look for bargains among long-term attractive businesses with shareholder-oriented managers. These bargains can arise due to short-term investor perceptions, temporary business difficulties that we believe will improve, or as-yet undiscovered opportunities and unrecognized changes for the better.

We manage the portfolio in an attempt to produce attractive percentage returns and outperform market benchmarks while being conscious of the risks undertaken in doing so. We are optimistic about the long-term outlook for equities of good companies purchased at reasonable prices and our ability to find them. We remain confident about the prospects for the portfolio holdings.

Sincerely,

R. Hutchings Vernon, CFA
Portfolio Manager

Michael L. Foss, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Flexible Equity Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Stocks are generally perceived to have more financial risk than bonds in that bond holders have a claim on firm operations or assets that is senior to that of equity holders. In addition, stock prices are generally more volatile than bond prices.  Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.  A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities.  Similarly, the transaction costs involved in trading a stock may be more or less than a particular bond depending on the factors mentioned above and whether the stock or bond trades upon an exchange.  Depending on the entity issuing the bond, it may or may or may not afford additional protections to the investor, such as a guarantee of return of principal by a government or bond insurance company.  There is typically no guarantee of any kind associated with the purchase of an individual stock. Bonds are often owned by individuals interested in current income while stocks are generally owned by individuals seeking price appreciation with income a secondary concern. The tax treatment of returns of bonds and stocks also differs given differential tax treatment of income versus capital gain.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 93.1%

Consumer Discretionary — 18.1%
66,802	Aaron’s, Inc.	1,963,979
28,292	Bed Bath & Beyond, Inc.*	2,271,848
142,126	Best Buy, Inc.	5,667,985
61,804	CarMax, Inc.*	2,906,024
49,621	General Motors Co.*	2,028,010
68,371	Lowe’s Companies, Inc.	3,387,783
15,350	Time Warner Cable, Inc.	2,079,925
46,644	TJX Companies, Inc.	2,972,622
50,807	Walt Disney Co.	3,881,655
		27,159,831
Consumer Staples — 2.2%
40,342	Mondelez International, Inc.	1,424,073
21,897	PepsiCo, Inc.	1,816,137
		3,240,210
Energy — 5.9%
118,744	Kinder Morgan, Inc.	4,274,784
26,703	Occidental Petroleum Corp.	2,539,455
53,679	Southwestern Energy Co.*	2,111,195
		8,925,434
Financials — 20.4%
26,810	American Express Co.	2,432,471
86,515	Bank of America Corp.	1,347,038
48,507	Berkshire Hathaway, Inc.*	5,750,990
133,002	Charles Schwab Corp.	3,458,052
30,108	CME Group, Inc.	2,362,274
47,006	Franklin Resources, Inc.	2,713,656
48,062	JPMorgan Chase & Co.	2,810,666
197,819	Regions Financial Corp.	1,956,430
23,011	T. Rowe Price Group, Inc.	1,927,631
126,369	Wells Fargo Co.	5,737,153
		30,496,361
Health Care — 9.6%
39,467	Edwards Lifesciences Corp.*	2,595,350
79,184	Express Scripts, Inc.*	5,561,884
26,570	Merck & Co., Inc.	1,329,828
50,431	Pfizer, Inc.	1,544,702
35,683	Wellpoint, Inc.*	3,296,752
		14,328,516
Industrials — 10.0%
84,584	Canadian National Railway Co.	4,822,980
12,992	Canadian Pacific Railway Ltd.	1,965,950
71,918	Owens Corning*	2,928,501
29,453	United Rentals, Inc.*	2,295,861
26,394	United Technologies Corp.	3,003,637
		15,016,929
Information Technology — 24.1%
44,603	Accenture PLC	3,667,259
6,767	Apple, Inc.	3,797,031
6,585	Google, Inc.*	7,379,875
10,779	International Business Machines Corp.	2,021,817
7,721	Mastercard, Inc.	6,450,587
104,151	Microsoft Corp.	3,898,372
42,676	QUALCOMM, Inc.	3,168,693
25,520	Visa, Inc.	5,682,793
		36,066,427
Telecommunication Services — 2.8%
26,705	Crown Castle International Corp.*	1,960,948
49,434	Rogers Communications, Inc.	2,236,889
		4,197,837
Total Common Stocks (Cost $103,791,780)		139,431,545

Warrants — 0.3%
40,000	Kinder Morgan, Inc.*	162,400
17,000	Wells Fargo Co.*	269,110
Total Warrants (Cost $271,434)		431,510

Short-Term Investments — 6.5%

Money Market Funds — 6.5%
9,750,488	DWS Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	9,750,488
Total Short-Term Investments (Cost $9,750,488)		9,750,488
Total Investments — 99.9% (Cost $113,813,702)		149,613,543
Other Assets in Excess of Liabilities — 0.1%		163,143
NET ASSETS — 100.0%		$149,776,686

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	24.1%
Financials	20.4%
Consumer Discretionary	18.1%
Industrials	10.0%
Health Care	9.6%
Money Market Funds	6.5%
Energy	5.9%
Telecommunication Services	2.8%
Consumer Staples	2.2%
Warrants	0.3%
Other Assets and Liabilities	0.1%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2013

Dear Shareholder:

During the six-month period ended December 31, 2013, the Brown Advisory Small-Cap Growth Fund Investor Shares (the “Fund”) increased 22.22% in value. During the same period, the Russell 2000 Growth Index (the “Benchmark”), the Fund’s benchmark, increased 22.02%.

A robust second half of 2013 capped off one of the best years in the history of the Fund’s Benchmark. Bolstered by monetary support from the Federal Reserve, improving economic data and reduced political tensions, the Russell 2000 Growth Index and the broader Russell 2000 Index rose 43% and 38%, respectively.

The dramatic returns of small-cap stocks have clearly resulted in broadly higher valuations in the asset class. Price/earnings multiples have expanded by more than 50% since the market’s nadir in 2008, and small caps now trade at a relative premium to large caps when compared to long-term historical averages. Looking inside the numbers, we see several patterns. First, the smallest of the small were particularly good performers; benchmark names below $250 million in market capitalization returned nearly 57% in 2013, significantly ahead of the benchmark as a whole. Second, stocks in the top 20% by P/E ratio outperformed measurably, demonstrating the market’s momentum bias during the period. Third, “lower-quality” stocks tended to perform very well. We put that subjective term in quotation marks, as definitions of “quality” vary, but we note that within the benchmark, stocks with the highest amount of balance-sheet leverage, the lowest returns on equity, the highest volatility, the lowest absolute prices and the stocks with negative earnings all outperformed the broader group.

Such an environment is generally less than ideal for our strategy, which seeks out higher-quality names, generally at the higher end of the small-cap market, with lower volatility than the benchmark. However, stock-specific performance helped us to offset the stylistic headwinds we felt during the recent period.

Overall, our cash position was the biggest single detractor from our relative performance. Although holding cash in any strong market will hurt performance, we still firmly believe that such a cushion is important so that we can act when opportunities arise due to market dislocations. In 2013, as opposed to recent years, the market’s ascent was incredibly linear with small-caps rising over 8% every quarter; in a typical bull-market run, results tend to be choppier, and in the past we have often been able to generate value by acting during periods of interim market distress. At the sector level, consumer discretionary, consumer staples and information technology provided the greatest positive contribution, while energy was a weak spot for the portfolio as we were underweight the sector during a period of strong performance, and our energy holdings also underperformed those of the benchmark meaningfully.

Our top contributors included Interactive Intelligence, Incyte, and Broadridge, while detractors included BJ’s Restaurants, World Fuel Services and Genpact. Incyte successfully launched its drug for myelofibrosis, Jakafi, and further demonstrated Jakafi’s potential effectiveness in treating other diseases. Of particular note was the positive initial data emanating from its pancreatic cancer study. Interactive Intelligence reported strong bookings growth and incremental share gains in the contact-center-as-a-service software market. Broadridge showed a modest uptick in revenue growth along with strong cash generation, which propelled the stock markedly higher. BJ’s declined on slower same-store-sales growth during a hyper-promotional period within the casual dining sector. World Fuel declined modestly due to slower than anticipated growth and, more importantly, the company’s involvement in an oil spill and explosion caused by a train accident in Canada. Genpact reported slower revenue growth due to delays in several large financial-sector engagements and a peaking in its business with General Electric.

Clearly, small-cap stocks have produced outsized returns over the last year, altering both valuations and risk implications within the asset class. However, interest rates remain low, the U.S. economy is relatively healthy and most importantly, small companies have an inherently longer runway for growth than larger ones, particularly firms developing innovative new products and services that meet unmet market demand. Our new idea pipeline is active, and while there are many unknowns ahead we are optimistic that our focus on quality and valuation can produce attractive returns over the long term.

Sincerely,

Christopher A. Berrier
Portfolio Manager

Timothy W. Hathaway, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2013

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Diversification does not assure a profit nor protect against loss in a declining market.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 96.9%

Consumer Discretionary — 11.2%
84,791	ANN INC.*	3,099,959
75,007	Ascent Capital Group, Inc.*	6,417,599
52,603	BJ’s Restaurants, Inc.*	1,633,849
63,609	Harman International Industries, Inc.	5,206,397
235,559	HomeAway, Inc.*	9,629,652
993,467	Quiksilver, Inc.*	8,712,706
85,516	Stage Stores, Inc.	1,900,165
		36,600,327
Consumer Staples — 3.5%
61,117	PriceSmart, Inc.	7,061,458
68,187	Susser Holdings Corp.*	4,465,567
		11,527,025
Energy — 1.7%
236,985	Helix Energy Solutions Group, Inc. Co.*	5,493,312

Financials — 2.5%
130,461	Prosperity Bancshares, Inc.	8,269,923

Health Care — 11.9%
83,058	Charles River Laboratories International, Inc.*	4,405,396
94,571	Covance, Inc.*	8,327,922
198,223	Endologix, Inc.*	3,457,009
53,261	Henry Schein, Inc.*	6,085,602
40,041	IDEXX Laboratories, Inc.*	4,259,161
102,163	Incyte Corp.*	5,172,513
98,574	Seattle Genetics, Inc.*	3,932,117
145,062	Volcano Corp.*	3,169,605
		38,809,325
Industrials — 26.8%
34,741	Acuity Brands, Inc.	3,797,886
91,473	Advisory Board Company*	5,824,086
46,999	Colfax Corp.*	2,993,366
82,318	Corporate Executive Board Co.	6,373,883
204,250	DigitalGlobe, Inc.*	8,404,887
122,908	HEICO Corp.	7,122,519
118,901	Hexcel Corp.*	5,313,686
95,960	IDEX Corp.	7,086,646
333,783	Knight Transportation, Inc.	6,121,580
92,604	Landstar System, Inc.	5,320,100
170,391	Roadrunner Transportation
	Services Holdings, Inc.*	4,592,037
29,249	Team, Inc.*	1,238,403
109,800	United Rentals, Inc.*	8,558,910
320,011	UTi Worldwide, Inc.	5,619,393
213,291	Waste Connections, Inc.*	9,305,886
		87,673,268
Information Technology — 37.6%
532,535	Accelrys, Inc.*	5,080,384
245,610	Applied Micro Circuits Corp.*	3,286,262
259,335	Broadridge Financial Solutions, Inc.	10,248,919
123,287	Broadsoft, Inc.*	3,370,666
71,862	Cavium, Inc.*	2,479,958
67,929	CommVault Systems, Inc.*	5,086,523
34,476	Concur Technologies, Inc.*	3,557,234
269,366	CoreLogic, Inc.*	9,570,574
42,689	CoStar Group, Inc.*	7,879,536
20,587	Cvent, Inc.*	749,161
54,452	E2open, Inc.*	1,301,947
305,247	EXFO, Inc.*†	1,452,976
77,322	Fair Isaac Corp.	4,858,914
276,616	Genpact Limited*	5,081,436
79,283	Global Payments, Inc.	5,152,602
219,312	Informatica Corp.*	9,101,448
227,998	Interactive Intelligence Group, Inc.*	15,357,945
177,830	MAXIMUS, Inc.	7,822,742
211,366	Pegasystems, Inc.	10,394,980
164,284	Riverbed Technology, Inc.*	2,970,255
113,799	Sapient Corp.*	1,975,551
41,188	Ultimate Software Group, Inc.*	6,310,825
		123,090,838
Materials — 1.7%
76,651	Rockwood Holdings, Inc.	5,512,740
Total Common Stocks (Cost $188,947,626)		316,976,758

Private Placements — 0.6%
16,000	Greenspring Global Partners IV-B, L.P.*^†	2,062,702
44,769	Greenspring Global Partners V-B, L.P.*~†	50,858
Total Private Placements (Cost $1,197,657)		2,113,560

Short-Term Investments — 2.3%

Money Market Funds — 2.3%
7,404,577	DWS Cash Account Trust — Government &
	Agency Securities Portfolio, 0.03%#	7,404,577
Total Short-Term Investments (Cost $7,404,577)		7,404,577
Total Investments — 99.8% (Cost $197,549,860)		326,494,895
Other Assets in Excess of Liabilities — 0.2%		790,702
NET ASSETS — 100.0%		$327,285,597

SECTOR ALLOCATION
% of Net Assets

Information Technology	37.6%
Industrials	26.8%
Health Care	11.9%
Consumer Discretionary	11.2%
Consumer Staples	3.5%
Financials	2.5%
Money Market Funds	2.3%
Materials	1.7%
Energy	1.7%
Private Placements	0.6%
Other Assets and Liabilities	0.2%
100.0%

*	Non-Income Producing
^
Security is exempt from registration under Rule 144A of the Securities Act of 1933.  Security is fair valued under the supervision of the Board of Trustees and was acquired from February 2008 to May 2013 as part of a $2,000,000 capital commitment.  At December 31, 2013, $1,600,000 of the capital commitment has been fulfilled by the Fund.

~
Security is exempt from registration under Rule 144A of the Securities Act of 1933.  Security is fair valued under the supervision of the Board of Trustees and was acquired from October 2012 to November 2013 as part of a $100,000 capital commitment.  At December 31, 2013, $44,769 of the capital commitment has been fulfilled by the Fund.

†	All or a portion of this security is considered illiquid. At December 31, 2013, the total market value of securities considered illiquid was $2,140,052 or 0.7% of net assets.
#	Annualized seven-day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2013

Dear Shareholder:

During the six-month period ended December 31, 2013, the Brown Advisory Small-Cap Fundamental Value Fund Investor Shares (the “Fund”) increased 22.73% in value. During the same period, the Fund’s Benchmark, the Russell 2000 Value Index (the “Index” or the “Benchmark”), increased 17.60%.

The biggest contributor to the Fund’s outperformance during the six-month period was stock selection in the technology, energy, health care and consumer staples sectors. Specifically, several of our energy and consumer staples holdings drove returns in those sectors that were more than double the equivalent sector returns within the Benchmark. The largest detractors to performance were in the industrial and materials sectors.

RigNet Inc. was the Fund’s largest individual contributor to performance during the period. Investors reacted favorably when the firm acquired a competitor and announced a significant contract extension with one of its largest customers. Also, RigNet’s largest shareholder announced the sale of its 27% stake in the company to a private equity fund managed by Kohlberg, Kravis, and Roberts, at a premium to the stock’s value at the time of the deal. Even with its strong recent performance, we believe that the market is underestimating RigNet’s potential for EBITDA growth and free-cash-flow generation going forward. Broadridge and Core-Mark also contributed significantly to performance as both benefited from solid operational performance and commendable capital-allocation decisions.

The largest detractor from performance was MFA Financial, a Real Estate Investment Trust focused on residential agency and non-agency mortgage-backed securities (MBS). Rising interest rates were a drag on MBS performance during the period. Another of our detractors, CYS Investments, was also adversely impacted by the movement in long-term rates.

The Fund added five new names over the course of the six-month period. One of these additions was EnPro Industries, a diversified manufacturer of engineered industrial products. One of EnPro’s business lines, GST, has been operating under bankruptcy protection since June 5, 2010, due to a large number of outstanding asbestos claims, and we believe that GST’s value is misunderstood by the market based on EnPro’s current valuation. In bankruptcy hearings in early 2014, the presiding judge entered an order estimating GST’s liability at $125 million—90% below the more than $1 billion requested by the plaintiffs. Given this reduced liability figure, we believe that GST will ultimately be reorganized and reconsolidated into EnPro with significant equity value. Another addition was American Capital, a specialty-finance company. We think that the market is undervaluing the underlying securities within American Capital’s portfolio; based on our analysis, we believe that we purchased our stake in American Capital at a highly attractive Enterprise Value (“EV”) / Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) ratio (we use EV / EBITDA as a key valuation metric in our investment process, as it encompasses balance-sheet factors that more commonly used earnings ratios ignore). The company has used its significant cash flows for the benefit of shareholders, and we believe that it will continue to do so going forward. It repurchased nearly 4.5% of its outstanding shares in the second quarter alone, and we believe that it could re-establish a dividend within the next 12 to 18 months.

Two of the positions that we exited during the period were a result of corporate actions. TMS International was acquired by the Pritzker family, marking the sixth time a private-equity firm has owned the company in the past 15 years. In July, PacWest announced that it would acquire CapitalSource at a significant premium; we know PacWest well but chose not to retain a position in the combined entity. We also exited World Fuel Services during the period, having first reduced our stake earlier this year on concerns that its working capital needs were dramatically impacting the cash flows of the company. A greater concern arose following a tragic accident in Canada in which a train of oil-transport cars leased by World Fuel exploded, resulting in 47 fatalities. World Fuel’s potential liability in the incident prompted our sale of the remaining position.

We are optimistic about the ability of our holdings to generate attractive levels of free cash flow and also about the prospect that healthy merger & acquisition activity in 2014 may support valuations among our holdings and within the small-cap value space. Our approach over time has been consistent: The Fund seeks to invest in companies that generate significant amounts of sustainable free cash flow and have management teams that allocate that cash flow in a manner that we consider likely to build shareholder value. We seek to acquire these companies during times when the market is inefficiently valuing the cash-flow generation of the assets. In our view, this approach has the potential to generate returns in excess of the Benchmark over time.

Sincerely,

J. David Schuster
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2013

Past performance is not a guarantee of future results.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 94.1%

Consumer Discretionary — 16.0%
178,340	Ascent Capital Group, Inc.*	15,258,771
164,285	Cato Corp.	5,224,263
306,729	Core-Mark Holding Co., Inc.	23,289,933
2,507,011	Denny’s Corp.*	18,025,409
432,206	Destination Maternity Corp.	12,914,315
149,184	Mac-Gray Corp.	3,167,176
342,308	Starz*	10,009,086
		87,888,953
Consumer Staples — 5.0%
76,983	Casey’s General Stores, Inc.	5,408,056
332,951	Susser Holdings Corp.*	21,804,961
		27,213,017
Energy — 6.6%
188,975	Bristow Group, Inc.	14,184,464
372,993	RigNet, Inc.*†	17,877,554
130,289	Susser Petroleum Partners LP	4,322,989
		36,385,007
Financials — 26.3%
644,911	American Capital Ltd.*	10,086,408
363,643	American Equity Investment Life Holding Co.	9,592,902
186,063	Assurant, Inc.	12,349,001
372,823	Capitol Federal Financial, Inc.	4,514,887
502,605	CYS Investments, Inc.	3,724,303
442,842	FirstMerit Corp.	9,844,378
468,568	Forest City Enterprises, Inc.*	8,949,649
1,292,883	GFI Group, Inc.	5,055,173
203,853	Kemper Corp.	8,333,511
806,042	Maiden Holdings Ltd.	8,810,039
1,246,922	MFA Financial, Inc.	8,803,269
336,520	OceanFirst Financial Corp.†	5,764,588
349,336	Oritani Financial Corp.	5,606,843
202,967	Pacific Premier Bancorp, Inc.*	3,194,701
272,044	PHH Corp.*	6,624,271
225,188	Renasant Corp.	7,084,414
33,698	Springleaf Holdings, Inc.*	851,885
3,688,472	Synovus Financial Corp.	13,278,499
972,923	TFS Financial Corp.*	11,786,962
		144,255,683
Health Care — 2.9%
269,377	Air Methods Corp.*	15,712,760

Industrials — 14.4%
115,436	Actuant Corp.	4,229,575
394,050	Albany International Corp.	14,158,216
295,713	DigitalGlobe, Inc.*	12,168,590
246,903	EnPro Industries, Inc.*	14,233,958
222,294	Fly Leasing Ltd. ADR	3,572,265
256,082	Kadant, Inc.	10,376,443
214,956	Thermon Group Holdings, Inc.*	5,874,747
361,617	TriMas Corp.*	14,424,902
		79,038,696
Information Technology — 18.5%
566,610	Broadridge Financial Solutions, Inc.	22,392,427
565,027	CoreLogic, Inc.*	20,075,409
102,053	DST Systems, Inc.	9,260,289
531,094	Echostar Corp.*	26,405,993
207,208	MAXIMUS, Inc.	9,115,080
41,920	Measurement Specialties, Inc.*	2,544,125
104,459	MTS Systems Corp.	7,442,704
286,121	Vishay Precision Group, Inc.*	4,260,342
		101,496,369
Materials — 3.1%
162,069	Innophos Holdings, Inc.	7,876,553
144,846	KMG Chemicals, Inc.	2,446,449
151,624	Neenah Paper, Inc.	6,484,959
		16,807,961
Telecommunication Services — 1.3%
696,139	Boingo Wireless, Inc.*	4,462,251
433,628	ORBCOMM, Inc.*†	2,749,202
		7,211,453
Total Common Stocks (Cost $371,873,216)		516,009,899

Real Estate Investment Trusts — 1.8%
364,340	Starwood Property Trust, Inc.	10,092,218
Total Real Estate Investment Trusts (Cost $8,410,722)		10,092,218

Short-Term Investments — 3.6%

Money Market Funds — 3.6%
19,793,734	DWS Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	19,793,734
Total Short-Term Investments (Cost $19,793,734)		19,793,734
Total Investments — 99.5% (Cost $400,077,672)		545,895,851
Other Assets in Excess of Liabilities — 0.5%		2,592,485
NET ASSETS — 100.0%		$548,488,336

SECTOR ALLOCATION
% of Net Assets

Financials	26.3%
Information Technology	18.5%
Consumer Discretionary	16.0%
Industrials	14.4%
Energy	6.6%
Consumer Staples	5.0%
Money Market Funds	3.6%
Materials	3.1%
Health Care	2.9%
Real Estate Investment Trusts	1.8%
Telecommunication Services	1.3%
Other Assets and Liabilities	0.5%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
†	All or a portion of this security is considered illiquid. At December 31, 2013, the total market value of securities considered illiquid was $4,192,988 or 0.8% of net assets.
#	Annualized seven-day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Opportunity Fund
A Message to Our Shareholders
December 31, 2013

Dear Shareholder:

During the six-month period ended December 31, 2013, the Brown Advisory Opportunity Fund (the “Fund”) increased 21.83% in value. During the same period, the Russell 3000 Index (the “Index”), the Fund’s Benchmark, increased 17.09%.

Both absolute and relative returns for the six months ended December 31, 2013, were robust. While interim performance results were favorable, we were more focused as always on the underlying operating results of our holdings and were pleased to see most of our companies moving in a positive direction. While our portfolio is not overly dependent on a strong macroeconomic backdrop, many of our holdings benefited from a pleasant tailwind generated by ongoing economic recovery in the U.S. as well as improved conditions in Europe. However, the road to recovery has not been completely devoid of potholes; the Federal Reserve vacillated during the year on its plans for its monetary-stimulus program, and this created ripples in equity markets throughout the year. In 2014, we expect that a number of factors outside our control, such as monetary and fiscal policy as well as a variety of political topics during the upcoming U.S. midterm elections, will impact stock prices. We will keep our focus on assessing the long-term prospects for our portfolio companies and their ability to consistently deliver shareholder value.

A small number of our technology holdings had disappointing outcomes during the period, but our technology basket as a whole was a strong performer for the portfolio. Pegasystems and Salesforce.com were notable for delivering strong top-line growth driven by strong demand for their market-leading applications. We sold Citrix Systems during the period. Our investment thesis was partly based on its strong partnership with Microsoft. But Citrix will now be in direct competition with Microsoft due to the latter company’s recent shifts in strategy. Microsoft’s recent moves have materially changed the industry dynamics for the desktop virtualization business, which is a big part of Citrix’s revenues.

Health care has been a fairly volatile sector recently, and both our best- and worst-performing stocks for the period were health care holdings. Biotechnology stocks had a banner year in 2013, spurred by a record number of drug approvals in 2012. Sentiment for the space has not been this positive in over a decade. Our best-performing stock for the period was biotech firm Incyte, which more than doubled due to the success of Jakafi, its treatment for myelofibrosis. On the downside, small-molecule drug firm ARIAD Pharmaceuticals fell dramatically after troubling safety data emerged about its already FDA-approved drug. Our health care team is highly focused on risk during the security selection process, opting for those biotechnology stocks that already have approved drugs or ones that have very clear indications and appear close to final approval.

Despite the strong performance of equities in 2013, we are still identifying differentiated businesses that we believe are priced attractively, and we are optimistic about the portfolio’s prospects for 2014.

Sincerely,

Maneesh Bajaj, CFA.
Portfolio Manager

Eric Gordon, CFA
Portfolio Manager

Paul Li, Ph.D., CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Opportunity Fund
A Message to Our Shareholders
December 31, 2013

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Opportunity Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 97.1%

Consumer Discretionary — 13.5%
3,422	Best Buy, Inc.	136,469
203	Chipotle Mexican Grill, Inc.*	108,154
3,388	Destination Maternity Corp.	101,234
3,828	Guess?, Inc.	118,936
5,942	HomeAway, Inc.*	242,909
3,422	Lowe’s Companies, Inc.	169,560
1,933	Monro Muffler Brake, Inc.	108,944
24,737	Quiksilver, Inc.*	216,944
2,270	Starbucks Corp.	177,945
1,774	Under Armour, Inc.*	154,870
		1,535,965
Consumer Staples — 7.6%
1,584	Estee Lauder Companies, Inc.	119,307
2,168	Mead Johnson Nutrition Co.	181,591
1,702	PriceSmart, Inc.	196,649
3,565	Susser Holdings Corp.*	233,472
2,448	Whole Foods Market, Inc.	141,568
		872,587
Energy — 8.4%
4,248	Canadian Natural Resources, Ltd.	143,752
1,198	Core Laboratories NV	228,758
3,250	FMC Technologies, Inc.*	169,683
2,119	Franks International NV*	57,213
2,408	Helix Energy Solutions Group, Inc. Co.*	55,817
1,310	National Oilwell Varco, Inc.	104,184
2,250	Schlumberger, Ltd.	202,748
		962,155
Financials — 14.8%
7,430	American Capital Ltd.*	116,205
7,769	Charles Schwab Corp.	201,994
2,226	City National Corp.	176,344
6,575	FirstMerit Corp.	146,162
2,690	Hartford Financial Services Group, Inc.	97,459
2,483	JPMorgan Chase & Co.	145,206
1,099	M&T Bank Corp.	127,945
2,702	Prosperity Bancshares, Inc.	171,280
11,009	Regions Financial Corp.	108,879
4,895	SunTrust Banks, Inc.	180,185
32,626	Synovus Financial Corp.	117,454
8,173	TFS Financial Corp.*	99,016
		1,688,129
Health Care — 11.4%
1,007	athenahealth, Inc.*	135,442
1,734	Bristol-Myers Squibb Co.	92,162
1,498	Covance, Inc.*	131,914
3,167	DaVita, Inc.*	200,693
2,702	Express Scripts, Inc.*	189,788
2,905	HMS Holdings Corp.*	66,031
4,476	Incyte Corp.*	226,620
413	Intuitive Surgical, Inc.*	158,625
2,396	Seattle Genetics, Inc.*	95,576
		1,296,851
Industrials — 13.4%
1,956	Canadian National Railway Co.	111,531
3,246	Colfax Corp.*	206,738
1,249	Copa Holdings S.A.	199,977
1,060	Fluor Corp.	85,107
3,035	HEICO Corp.	175,878
9,531	Knight Transportation, Inc.	174,799
6,640	MRC Global, Inc.*	214,206
1,227	Stericycle, Inc.*	142,541
2,723	United Rentals, Inc.*	212,258
		1,523,035
Information Technology — 24.9%
10,750	Accelrys, Inc.*	102,555
615	Apple, Inc.	345,083
9,215	Applied Micro Circuits Corp.*	123,297
1,934	Check Point Software Technologies Ltd.*	124,782
4,057	CoreLogic, Inc.*	144,145
2,554	E2open, Inc.*	61,066
3,327	EPAM Systems, Inc.*	116,245
2,293	Fair Isaac Corp.	144,092
5,588	Genpact Limited*	102,651
143	Google, Inc.*	160,261
3,541	Microsemi Corp.*	88,348
6,106	Model N, Inc.*	71,990
2,696	MTS Systems Corp.	192,090
3,480	National Instruments Corp.	111,430
2,123	NetApp, Inc.	87,340
2,876	Pegasystems, Inc.	141,442
4,289	QUALCOMM, Inc.	318,458
3,012	Riverbed Technology, Inc.*	54,457
3,282	Salesforce.com, Inc.*	181,134
740	Visa, Inc.	164,783
		2,835,649
Materials — 3.1%
1,285	Ecolab, Inc.	133,987
1,079	Praxair, Inc.	140,303
1,112	Rockwood Holdings, Inc.	79,975
		354,265
Total Common Stocks (Cost $7,679,444)		11,068,636

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Opportunity Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Shares	Security Description	Value $

Short-Term Investments — 1.8%

Money Market Funds -1.8%
210,534	DWS Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	210,534
Total Short-Term Investments (Cost $210,534)		210,534
Total Investments — 98.9% (Cost $7,889,978)		11,279,170
Other Assets in Excess of Liabilities — 1.1%		122,053
NET ASSETS — 100.0%		$11,401,223

SECTOR ALLOCATION
% of Net Assets

Information Technology	24.9%
Financials	14.8%
Consumer Discretionary	13.5%
Industrials	13.4%
Health Care	11.4%
Energy	8.4%
Consumer Staples	7.6%
Materials	3.1%
Money Market Funds	1.8%
Other Assets and Liabilities	1.1%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2013

Dear Shareholder:

During the six-month period ended December 31, 2013, the total return of the Brown Advisory Maryland Bond Fund (the “Fund”) was -0.07% versus 1.04% for the Barclays 1-10 Year Blended Municipal Bond Index.

The Federal Reserve began the second half of 2013 having warned the markets that it would modify its policy of quantitative easing (QE) by “tapering” its bond purchase program. Some investors took this guidance as a sign that U.S. economic growth would continue and that the Fed was moving closer to a decision on raising interest rates. Bond yields moved higher as a result, particularly for longer maturities.

The potential change in Federal Reserve policy, as well as the news of Detroit’s bankruptcy and stress in the Puerto Rico debt market, triggered massive redemptions from tax-exempt municipal funds. In turn, prices of municipal bonds fell substantially relative to taxable bonds such as U.S. Treasuries and corporate issues.

The Fund’s best-performing holdings for the six-month period were mostly general-obligation issues and higher-quality revenue issues, particularly those with shorter maturities. The sectors that struggled and produced the lowest performance for the time period were predominantly higher-yielding revenue issues with longer maturities.

The Fund maintained a slightly shorter duration position relative to the benchmark throughout the period. While it appears that U.S. growth is mildly accelerating, we do not believe that this will lead to a near-term cycle of interest rate hikes. Therefore, we are moving the Fund toward neutral duration.

Additionally, we are taking advantage of the value dislocation created in the municipal market to selectively add positions, believing that prices across the market have the potential to recover if mutual fund cash flows improve as we expect. By following our core philosophy of investing in bonds that we believe are fundamentally mispriced, we feel that the Fund is in a position to benefit from opportunities presented during periods of volatility.

The Fund seeks to provide a high level of current income consistent with preservation of principal within an intermediate maturity structure.

Sincerely,

Monica M. Hausner
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 96.8%

General Obligation Bonds — 36.5%
565,000	Anne Arundel County Maryland Consolidated General Improvements	5.00%	03/01/2015	596,578
500,000	Anne Arundel County Maryland Consolidated General Improvements	4.00%	04/01/2015	523,645
250,000	Anne Arundel County Maryland Consolidated General Improvements Callable 3/1/2017 @ 100^	5.00%	03/01/2018	281,085
1,230,000	Anne Arundel County Maryland Consolidated Water & Sewer Callable 3/1/2015 @ 100^	5.00%	03/01/2017	1,297,281
2,050,000	Baltimore County Maryland	5.00%	08/01/2020	2,427,323
900,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	09/01/2015	971,127
315,000	Baltimore County Maryland Consolidated Public Improvement Series A	5.00%	11/01/2015	342,194
1,280,000	Baltimore County Maryland Consolidated Public Improvement AGM Insured Series A	5.00%	10/15/2015	1,387,072
575,000	Baltimore County Maryland Pension Funding	5.00%	08/01/2015	618,320
250,000	Baltimore Maryland Consolidated Public Improvement	5.00%	10/15/2015	270,913
440,000	Baltimore Maryland Consolidated Public Improvement NATL-RE Insured Series A	5.00%	10/15/2014	456,826
500,000	Calvert County Maryland General Obligation	5.00%	07/15/2017	573,915
1,000,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	5.00%	11/01/2015	1,086,330
500,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	4.00%	12/01/2015	535,425
1,600,000	Charles County Maryland	5.00%	07/15/2020	1,886,416
1,930,000	Charles County Maryland County Commissioners Consolidated Public Improvement Series A	5.00%	02/01/2015	2,030,688
660,000	Charles County Maryland County Commissioners Consolidated Public Improvement
	Callable 3/1/2015 @ 100^	4.25%	03/01/2016	690,749
2,000,000	Frederick County Maryland Consolidated Public Improvement Series A	4.00%	02/01/2016	2,147,760
200,000	Frederick County Maryland Public Facilities	5.00%	08/01/2014	205,656
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/2018	592,545
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/2021	599,595
1,425,000	Harford County Maryland	5.00%	07/01/2018	1,665,611
330,000	Harford County Maryland Consolidated Public Improvement	5.00%	07/01/2015	353,635
200,000	Harford County Maryland Consolidated Public Improvement	5.00%	12/01/2015	217,990
600,000	Harford County Maryland Consolidated Public Improvement Series A	5.00%	07/01/2016	668,112
500,000	Howard County Maryland Consolidated Public Improvement Series A	5.00%	02/15/2017	567,450
685,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/2014	705,742
2,000,000	Howard County Maryland Consolidated Public Improvement Project Series A	4.00%	04/15/2015	2,097,940
300,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/2015	323,121
2,020,000	Howard County Maryland Metropolitan District Project Series B	5.00%	08/15/2016	2,260,037
1,500,000	Illinois State	4.00%	07/01/2016	1,600,830
5,000,000	Maryland State	4.50%	08/01/2019	5,789,700
550,000	Maryland State & Local Facilities Loan	5.00%	08/01/2015	591,437
500,000	Maryland State & Local Facilities Loan 2nd Series A	5.00%	08/01/2015	537,670
5,000,000	Maryland State & Local Facilities Loan	5.00%	08/01/2015	5,376,700
725,000	Maryland State & Local Facilities Loan 2nd Series A	4.00%	08/01/2016	791,381
500,000	Maryland State & Local Facilities Loan	5.00%	08/01/2016	558,610
575,000	Maryland State & Local Facilities Loan	5.50%	03/01/2017	662,670
390,000	Maryland State & Local Facilities Loan 1st Series	5.00%	03/15/2017	443,882
1,000,000	Maryland State & Local Facilities Loan 2nd Series, Callable 8/1/2017 @ 100^	5.00%	08/01/2018	1,131,490
2,950,000	Maryland State & Local Facilities Loan Callable 3/1/2021 @ 100^	5.00%	03/01/2023	3,412,324
125,000	Maryland State & Local Facilities Loan Capital Improvement 1st Series A	5.25%	03/01/2015	132,380
2,500,000	Maryland State Local Facilities First Series C, Callable 3/1/2019 @ 100^	4.00%	03/01/2022	2,690,800
565,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2014	581,046
1,000,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	11/01/2014	1,040,470
2,175,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/2015	2,314,004
565,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2015	607,567
500,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 9/1/2014 @ 100^	5.00%	09/01/2015	516,340
1,745,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/2016	1,931,523
2,000,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2016	2,234,440
1,790,000	Prince Georges County Maryland Consolidated Public Improvement	5.00%	09/15/2014	1,851,415
750,000	Prince Georges County Maryland Consolidated Public Improvement Series A	5.00%	07/15/2015	805,020
1,275,000	Prince Georges County Maryland Consolidated Public Improvement	5.00%	09/15/2015	1,377,944
2,400,000	Prince Georges County Maryland Consolidated Public Improvement	5.00%	08/01/2016	2,681,328

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

General Obligation Bonds — (Continued)
565,000	Washington County Maryland — Public Improvement	4.50%	01/01/2015	589,227
640,000	Washington County Maryland — Public Improvement	4.00%	01/01/2018	715,098
1,600,000	Washington Suburban Sanitary District	4.00%	06/01/2015	1,685,808
250,000	Washington Suburban Sanitary District Maryland Consolidated Public Improvement Series A	4.00%	06/01/2015	263,407
200,000	Washington Suburban Sanitary District Maryland Sewage Disposal	5.00%	06/01/2016	222,068
210,000	Washington Suburban Sanitation District — Sewage Disposal	4.00%	06/01/2014	213,394
1,500,000	Washington Suburban Sanitation District Consolidated Public Improvement	5.00%	06/01/2015	1,601,655
1,500,000	Washington Suburban Sanitation District Consolidated Public Improvement	5.00%	06/01/2016	1,665,510
1,330,000	Wicomico County Maryland AGM Insured	3.00%	12/01/2014	1,364,234
1,000,000	Worcester County Maryland Public Improvement	5.00%	10/01/2016	1,121,710
500,000	Worcester County Maryland Public Improvement	5.00%	10/01/2017	576,515
				78,060,678
Refunded Bonds — 2.7%
725,000	Baltimore County Maryland Catholic Health Initiatives Series A, Callable 9/1/2016 @ 100^	5.00%	09/01/2019	810,310
250,000	Frederick County Maryland Public Facilities Callable 8/1/2015 @ 100^	5.00%	08/01/2016	268,615
500,000	Maryland State & Local Facilities Loan 1st Series, Callable 8/1/2014 @ 100^	5.00%	08/01/2015	514,135
665,000	Maryland State & Local Facilities Loan 2nd Series A, Callable 8/1/2015 @ 100^	5.00%	08/01/2017	714,516
250,000	Maryland State Health & Higher Educational Facilities — Goucher College Callable 7/1/2014 @ 100^	4.50%	07/01/2019	255,415
500,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health Series A,
	Prerefunded 7/1/2014 @ 100^	4.00%	07/01/2017	508,080
500,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 4/1/2014 @ 100^	5.00%	04/01/2017	506,095
1,700,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 5/1/2017 @ 100^	5.00%	05/01/2018	1,940,533
250,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A,
	Callable 10/1/2016 @ 100^	5.00%	10/01/2019	280,465
				5,798,164
Revenue Bonds — 57.6%
500,000	Baltimore County Maryland Economic Development Various Garrison Forest School Incorporate#	3.00%	10/01/2031	519,845
405,000	Baltimore Maryland Wastewater Project Series A	3.40%	07/01/2016	433,723
360,000	Baltimore Maryland Wastewater Project Series A, Callable 7/1/2018 @ 100 AGM Insured^	5.00%	07/01/2020	409,381
1,000,000	Baltimore Maryland Wastewater Project Series C, Callable 7/1/2016 @ 100 AMBAC Insured^	5.00%	07/01/2021	1,102,540
1,000,000	Chicago Illinois O’Hare International Airport Refunding General Airport Third Lien Series B	5.25%	01/01/2018	1,141,720
1,000,000	Cobb County Georgia Kennestone Hospital Revenue Anticipation Certificates
	Callable 4/1/2023 @ 100^	5.00%	04/01/2028	1,061,520
2,855,000	Colorado Health Facilities Authority Revenue Refunding Covenant Retirement	5.00%	12/01/2022	3,006,286
2,500,000	Frederick County Maryland Special Obligation Subordinated Urbana Community
	Development Authority Series B, Callable 7/1/2020 @ 100^	5.50%	07/01/2040	2,265,600
375,000	Frederick County Maryland Special Obligation Urbana Community Development Authority Series A	4.00%	07/01/2017	408,187
750,000	Illinois Finance Authority Northwestern Memorial Callable 8/15/2022 @ 100^	4.00%	08/15/2033	666,360
3,271,914	Illinois Housing Development Authority Series A, Callable 1/1/2023 @ 100^	2.45%	06/01/2043	2,924,699
1,000,000	Indiana Finance Authority Hospital Revenue Community Health Network Series A	5.00%	05/01/2023	1,106,070
1,285,000	Iowa Finance Authority Health Care Facilities Revenue Callable 7/1/2023 @ 100^	5.00%	07/01/2028	1,329,705
500,000	Maryland Environmental Service Revenue Mid Shore III Regional Landfill Callable 11/1/2020 @ 100^	5.00%	11/01/2022	559,975
500,000	Maryland State Community Development Administration — Residential Program Series G	4.10%	09/01/2014	511,750
1,000,000	Maryland State Community Development Administration — Residential Program Series C	3.85%	09/01/2015	1,049,390
585,000	Maryland State Community Development Administration — Single Family Housing Series A	1.00%	03/01/2014	585,673
1,543,760	Maryland State Community Development Administration — Single Family Housing Series A,
	Callable 10/1/2023 @ 100^	4.00%	07/01/2043	1,562,687
500,000	Maryland State Community Development Administration Local Government Infrastructure — A-1
	Callable 6/1/2020 @ 100^	3.50%	06/01/2022	518,615
300,000	Maryland State Community Development Administration Non AMT Non Ace —
	Single Family Housing	1.90%	03/01/2016	306,990
175,000	Maryland State Community Development Administration Non AMT Non Ace —
	Single Family Housing	2.05%	09/01/2016	179,571

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
1,000,000	Maryland State Department of Transportation	5.25%	12/15/2014	1,048,750
200,000	Maryland State Department of Transportation	5.00%	03/01/2015	211,226
100,000	Maryland State Department of Transportation	5.00%	06/01/2015	106,777
3,200,000	Maryland State Department of Transportation	4.00%	02/15/2016	3,446,048
1,300,000	Maryland State Department of Transportation	5.25%	12/15/2016	1,481,597
1,325,000	Maryland State Department of Transportation	5.00%	02/15/2017	1,503,292
1,400,000	Maryland State Department of Transportation	5.00%	06/01/2019	1,655,178
500,000	Maryland State Department of Transportation Callable 5/15/2017 @ 100^	4.00%	05/15/2020	533,350
700,000	Maryland State Department of Transportation 2nd Issue, Callable 9/1/2018 @ 100^	4.00%	09/01/2021	749,574
100,000	Maryland State Economic Development Corporation — Salisbury University Project	5.00%	06/01/2022	103,501
100,000	Maryland State Economic Development Corporation — Salisbury University Project	4.00%	06/01/2023	95,025
200,000	Maryland State Economic Development Corporation — Salisbury University Project
	Callable 6/1/2023 @ 100^	5.00%	06/01/2027	199,026
400,000	Maryland State Economic Development Corporation — Senior Student Housing Towson
	University Project Callable 7/1/2022 @ 100^	5.00%	07/01/2027	410,304
500,000	Maryland State Economic Development Corporation — University of Maryland College Park Project
	Callable 6/1/2016 @ 100 CIFG Insured^	5.00%	06/01/2022	520,830
455,000	Maryland State Health & Higher Educational Facilities — Adventist Health Care Series A	5.00%	01/01/2022	492,365
2,110,000	Maryland State Health & Higher Educational Facilities — Adventist Health Care Series A,
	Callable 1/1/2022 @ 100^	5.50%	01/01/2023	2,327,900
1,395,000	Maryland State Health & Higher Educational Facilities — Charlestown Community Project	5.00%	01/01/2018	1,523,354
650,000	Maryland State Health & Higher Educational Facilities — Edenwald Series A,
	Callable 7/1/2016 @ 100^	5.20%	01/01/2024	642,525
1,000,000	Maryland State Health & Higher Educational Facilities — Edenwald Series A,
	Callable 7/1/2016 @ 100^	5.40%	01/01/2037	932,750
390,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center Series A,
	Callable 7/1/2022 @ 100^	5.00%	07/01/2023	431,032
1,995,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center	5.00%	07/01/2021	2,200,625
1,000,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center
	Callable 7/1/2021 @ 100^	5.00%	07/01/2023	1,068,600
575,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center
	Callable 7/1/2021 @ 100^	5.25%	07/01/2024	619,057
250,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center
	Callable 7/1/2021 @ 100^	5.25%	07/01/2025	266,988
1,500,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Health System
	Callable 7/1/2022 @ 100^	5.00%	07/01/2023	1,700,790
3,400,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Health System
	Callable 5/15/2020 @ 100^	5.00%	05/15/2040	3,410,846
350,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Health System Series B#	4.30%	05/15/2048	369,271
115,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Hospital	5.00%	05/15/2021	132,201
500,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins University Series A	5.00%	07/01/2018	583,230
500,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health	5.00%	07/01/2017	555,565
250,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health Callable 7/1/2017 @ 100^	5.00%	07/01/2018	277,963
250,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health	5.00%	07/01/2019	280,087
100,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health Callable 7/1/2021 @ 100^	6.00%	07/01/2022	114,910
520,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health Callable 7/1/2021 @ 100^	5.25%	07/01/2024	559,842
2,600,000	Maryland State Health & Higher Educational Facilities — Medstar Health	5.00%	08/15/2016	2,873,494
355,000	Maryland State Health & Higher Educational Facilities — Medstar Health	5.00%	08/15/2021	399,609
500,000	Maryland State Health & Higher Educational Facilities — Medstar Health	5.00%	08/15/2023	551,355
3,565,000	Maryland State Health & Higher Educational Facilities — Medstar Health Callable 5/15/2016 @ 100^	4.75%	05/15/2042	3,305,789
500,000	Maryland State Health & Higher Educational Facilities — Mercy Medical Center
	Callable 7/1/2022 @ 100^	5.00%	07/01/2024	526,890
1,000,000	Maryland State Health & Higher Educational Facilities — Mercy Medical Center
	Callable 7/1/2021 @ 100^	6.00%	07/01/2025	1,106,990

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
1,130,000	Maryland State Health & Higher Educational Facilities — Mercy Medical Center
	Callable 7/1/2021 @ 100^	6.25%	07/01/2031	1,214,886
200,000	Maryland State Health & Higher Educational Facilities — Mercy Ridge Series A,
	Callable 7/1/2017 @ 100^	5.00%	07/01/2026	203,238
135,000	Maryland State Health & Higher Educational Facilities — Mercy Ridge Series A,
	Callable 7/1/2017 @ 100^	5.00%	07/01/2027	136,532
200,000	Maryland State Health & Higher Educational Facilities — Mercy Ridge Callable 7/1/2017 @ 100^	4.50%	07/01/2035	183,096
1,000,000	Maryland State Health & Higher Educational Facilities — Peninsula Regional Medical Center
	Callable 7/1/2016 @ 100^	5.00%	07/01/2026	1,042,800
260,000	Maryland State Health & Higher Educational Facilities — University of Maryland
	Medical System Series F	5.00%	07/01/2018	295,628
250,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System	5.00%	07/01/2020	285,110
400,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System	5.00%	07/01/2021	452,808
400,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System	5.00%	07/01/2022	449,264
500,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System
	Callable 7/1/2018 @ 100 AMBAC Insured^	5.50%	07/01/2024	553,385
250,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System
	Callable 7/1/2019 @ 100^	5.00%	07/01/2034	251,372
1,995,000	Maryland State Health & Higher Educational Facilities — Upper Chesapeake Hospitals	5.50%	01/01/2018	2,116,196
250,000	Maryland State Health & Higher Educational Facilities — Washington Christian Academy
	Callable 1/1/2017 @ 100^†	5.25%	07/01/2018	74,987
240,000	Maryland State Health & Higher Educational Facilities — Western Medical Health Series A,
	Callable 7/1/2016 @ 100 NATL-RE FHA 242 Insured^	5.00%	01/01/2025	251,561
1,750,000	Maryland State Industrial Development Financing Authority Multi-Modal#	2.00%	09/01/2040	1,787,660
1,250,000	Maryland State Industrial Development Financing Authority Multi-Modal —
	McDonogh School Series B#	1.10%	09/01/2040	1,261,000
750,000	Maryland State Transportation Authority Series A	3.00%	07/01/2016	796,912
990,000	Maryland State Transportation Authority Series A	5.00%	07/01/2018	1,155,746
570,000	Maryland State Transportation Authority Callable 7/1/2018 @ 100^	5.00%	07/01/2021	645,286
4,255,000	Maryland State Transportation Authority Airport Refunding Baltimore/Washington	5.00%	03/01/2022	4,867,465
2,660,000	Maryland State Transportation Authority Transportation	5.00%	07/01/2017	3,048,812
970,000	Maryland State Transportation Authority Transportation Facilities Project Series 2009A,
	Callable 7/1/2019 @ 100^	5.00%	07/01/2022	1,097,991
1,815,000	Maryland State Transportation Authority Transportation Refunding	5.00%	07/01/2020	2,132,080
1,715,000	Maryland State Water Quality Financing	5.00%	03/01/2015	1,810,989
500,000	Maryland State Water Quality Financing Series A	5.00%	09/01/2015	539,425
500,000	Maryland State Water Quality Financing — Administrative Revolving Loan Fund	5.00%	03/01/2017	566,330
350,000	Maryland State Water Quality Financing — Administrative Revolving Loan Fund	5.00%	03/01/2018	405,146
300,000	Maryland State Water Quality Financing — Administrative Revolving Loan Fund
	Callable 3/1/2018 @ 100^	4.00%	03/01/2019	329,427
265,000	Maryland State Water Quality Financing — Administrative Revolving Loan Fund Series A,
	Callable 3/1/2018 @ 100^	5.00%	03/01/2019	304,302
785,000	Montgomery County Maryland Housing Opportunities Revenue Bonds	1.60%	07/01/2018	781,303
950,000	Montgomery County Maryland Parking Revenue System Project Bethesda Parking Lot District	4.00%	06/01/2015	999,049
1,385,000	Montgomery County Maryland Parking Revenue System Project Bethesda Parking Lot District	4.00%	06/01/2015	1,456,508
1,000,000	Nebraska Investment Finance Authority Housing Single Revenue Bonds	2.50%	09/01/2022	938,650
1,000,000	New Jersey State Transportation Trust Fund Authority Transportation Program Bonds Series AA	5.00%	06/15/2020	1,141,650
1,413,668	New Mexico State Mortgage Finance Authority Callable 6/1/2023 @ 100^	2.85%	07/01/2043	1,321,638
700,000	New York State Mortgage Agency Revenue	0.85%	04/01/2016	703,045
500,000	Oklahoma State Municipal Power Authority Callable 1/1/2023 @ 100^	4.00%	01/01/2043	430,030
450,000	Oregon Health & Science University Series E, Callable 7/1/2022 @ 100^	5.00%	07/01/2025	494,235
1,000,000	Puerto Rico Sales Tax Financing Corp. Revenue Bonds	5.25%	08/01/2019	968,020
3,500,000	Puerto Rico Sales Tax Financing Corp. Revenue Bonds Series A, Callable 8/1/2019 @ 100^	5.50%	08/01/2023	3,222,520
2,500,000	Puerto Rico Sales Tax Financing Corp. Revenue Bonds Series A, Callable 8/1/2019 @ 100^	5.00%	08/01/2024	2,162,475
1,810,000	Puerto Rico Sales Tax Financing Corp. Revenue Bonds First Subseries A-1	8.00%~	08/01/2024	798,807

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Par
Value /Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
250,000	Railsplitter Tobacco Settlement Authority	5.00%	06/01/2016	272,997
3,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2017	3,266,700
2,540,000	Tobacco Settlement Financing Corp. Callable 6/1/2017 @ 100^	5.00%	06/01/2018	2,753,614
350,000	University of Maryland System Auxiliary Series D	4.00%	04/01/2014	353,412
1,000,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series D	3.00%	04/01/2015	1,034,810
350,000	University of Maryland System Auxiliary Facility & Tuition Revenue	5.00%	04/01/2015	370,916
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	3.75%	10/01/2015	530,175
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	4.00%	10/01/2016	547,660
1,500,000	University of Maryland System Auxiliary Refunding Series A	4.00%	04/01/2017	1,659,300
1,100,000	University of Maryland University Revenues Various Revolving — A-RMKT#	1.25%	07/01/2023	1,088,593
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A,
	Callable 4/1/2017 @ 100^	4.00%	04/01/2020	532,690
4,405,000	University System of Maryland — Auxiliary Facility & Tuition	5.00%	04/01/2016	4,856,292
1,085,000	Wisconsin State Health & Higher Education Aspirus, Inc.	5.00%	08/15/2020	1,227,829
				123,141,145
Total Municipal Bonds (Cost $205,620,207)				206,999,987

Short-Term Investments — 1.2%

Money Market Fund — 1.2%
2,626,052	DWS Cash Account Trust — Tax-Exempt Portfolio, 0.01%*			2,626,052
Total Short-Term Investments (Cost $2,626,052)				2,626,052
Total Investments — 98.0% (Cost $208,246,259)				209,626,039
Other Assets in Excess of Liabilities — 2.0%				4,294,373
TOTAL NET ASSETS — 100.0%				$213,920,412

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	57.6%
General Obligation Bonds	36.5%
Refunded Bonds	2.7%
Money Market Funds	1.2%
Other Assets and Liabilities	2.0%
100.0%

^	Continuously callable with 30 days notice.
#	Variable rate security. Rate disclosed is as of December 31, 2013.
†
Security is in default and did not make its most recent payment of interest. Security is also considered illiquid. The total value of securities considered illiquid as of December 31, 2013 was $74,987 or 0.0% of net assets.

~	Zero coupon bond. Rate disclosed is yield to maturity as of December 31, 2013.
*	Annualized seven-day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
December 31, 2013

Dear Shareholder:

During the six-month period ended December 31, 2013, the Brown Advisory Intermediate Income Fund Investor Shares (the “Fund”) produced a total return of -0.24%. During the same period, the return of the Barclays Intermediate U.S. Aggregate Bond Index (the “Index”), the Fund’s benchmark, was 0.62%.

The Federal Reserve began the second half of 2013 by warning markets that it would modify its policy of quantitative easing (QE) by “tapering” its bond purchase program. Some investors took this guidance as a sign that U.S. economic growth would continue and that the Fed was actually moving closer to a decision to actually raise interest rates. Yield on bonds, particularly for longer maturities, moved higher in response.

The potential for changes in the policies of the Federal Reserve triggered massive redemptions from tax-exempt municipal funds. In turn, prices of municipal bonds fell substantially relative to taxable bonds such as U.S. Treasuries and corporate bonds. We took advantage of this value dislocation to selectively add municipal bond positions to the Fund’s portfolio, with the view that municipal bond prices may recover substantially if mutual fund redemptions slow or positive cash flow resumes.

The market is becoming more comfortable with the realities of the Fed’s reduction in quantitative easing and seems to recognize that such a reduction does not necessarily mean the beginning of a tightening cycle for interest rates. Both prices and fund flows appear to be stabilizing as a result. We believe that the Fund’s portfolio is positioned to take advantage if that transition to a more stable environment continues.

Sincerely,

Paul D. Corbin
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

U.S. Treasury Notes — 33.1%
5,231,387	United States Treasury Inflation Indexed Bond	1.13%	01/15/2021	5,503,377
11,000,000	United States Treasury Note	0.25%	07/15/2015	11,001,287
19,840,000	United States Treasury Note	1.25%	10/31/2015	20,171,308
17,907,922	United States Treasury Note	0.13%	04/15/2018	18,273,083
19,370,000	United States Treasury Note	1.00%	01/15/2014	19,377,186
U.S. Treasury Notes (Cost $74,606,022)				74,326,241

Corporate Bonds & Notes — 26.2%
1,008,000	Alleghany Corp.	5.63%	09/15/2020	1,104,566
1,332,000	Alleghany Corp.	4.95%	06/27/2022	1,385,232
2,025,000	Bank Of America Corp.	6.00%	09/01/2017	2,314,057
2,025,000	Burlington Northern Santa Fe, LLC	5.75%	03/15/2018	2,310,847
2,400,000	Carnival Corp.	1.88%	12/15/2017	2,386,740
2,250,000	Caterpillar Financial Services Corp.	2.65%	04/01/2016	2,334,240
2,300,000	Celgene Corp.	2.45%	10/15/2015	2,363,788
2,235,000	Citigroup, Inc.#	1.94%	05/15/2018	2,330,117
2,300,000	Eastman Chemical Co.	2.40%	06/01/2017	2,326,544
2,350,000	FMC Technologies, Inc.	2.00%	10/01/2017	2,332,232
7,610,000	FNMA	0.50%	07/02/2015	7,631,042
3,160,000	FNMA Callable 1/15/2015 @ 100^	0.65%	01/15/2016	3,166,842
2,350,000	Goldman Sachs Group, Inc.#	1.44%	04/30/2018	2,380,256
2,400,000	JPMorgan Chase & Co.#	1.14%	01/25/2018	2,426,383
2,250,000	Medco Health Solutions, Inc.	4.13%	09/15/2020	2,333,142
2,250,000	Morgan Stanley	3.80%	04/29/2016	2,381,447
2,290,000	Providence Health & Services Floating Note#	1.20%	10/01/2017	2,278,268
3,500,000	Provident Bank of Maryland Callable 12/16/2013 @ 100^	9.50%	05/01/2018	3,491,688
2,400,000	Roper Industries, Inc.	2.05%	10/01/2018	2,334,991
1,610,000	Saint Barnabas Health System	4.00%	07/01/2028	1,381,008
2,250,000	Sutter Health	1.09%	08/15/2053	2,226,247
2,270,000	Verizon Communications, Inc.	3.65%	09/14/2018	2,405,537
2,742,000	W.R. Berkley Corp.	6.15%	08/15/2019	3,092,921
Total Corporate Bonds & Notes (Cost $58,604,943)				58,718,135

Municipal Bonds — 18.0%
2,275,000	Arizona Health Facilities Authority Callable 2/1/2022 @100^	5.00%	02/01/2030	2,212,438
2,310,000	Delaware State Housing Authority Taxable Callable 1/1/2021 @ 100^	2.75%	12/01/2041	2,172,347
670,000	District of Columbia Income Tax Secured Revenue Bonds, Series 2010F	4.71%	12/01/2022	716,632
5,967,703	Illinois Housing Development Authority Revenue Bonds Callable 1/1/2023 @ 100^	2.75%	06/01/2043	5,475,248
1,000,000	Illinois State Sales Tax Revenue Taxable Building	2.30%	06/15/2019	969,600
1,560,000	Indiana State Bond Bank Revenue	1.02%	07/15/2016	1,571,060
3,435,000	Iowa Finance Authority Health Care Facilities Callable 7/1/2023 @ 100^	5.00%	07/01/2027	3,595,002
3,200,000	Maryland State Health & Higher Education Revenue Bonds	3.99%	07/01/2028	2,868,576
290,000	Metropolitan Washington District of Columbia Airports Taxable Series C Callable 10/1/2015 @ 100^	5.69%	10/01/2030	301,600
3,804,591	Minnesota State Housing Finance Agency Homeownership Finance Bonds Callable 1/1/2023 @ 100^	2.70%	09/01/2041	3,471,613
685,000	Missouri State Housing Development Commission Callable 11/1/2019 @ 100^	2.65%	11/01/2040	640,365
2,255,000	Ohio State Hospital Revenue Callable 1/15/2023 @ 100^	5.00%	01/15/2028	2,338,773
2,750,000	Port Authority New York & New Jersey	5.31%	12/01/2019	3,111,708
3,260,000	Puerto Rico Sales Tax Financing Corporate Sales Revenue Bonds Callable 8/1/2019 @ 100^	5.25%	08/01/2027	2,682,654
845,000	Puerto Rico Sales Tax Financing Corp. Revenue Bonds, Series Series A Callable 8/1/2019 @ 100^	5.00%	08/01/2024	730,917
705,000	Savannah Georgia Hospital Authority Callable 7/1/2023 @ 100^	5.50%	07/01/2028	746,433
1,000,000	Savannah Georgia Hospital Authority Callable 7/1/2023 @ 100^	5.50%	07/01/2029	1,050,180
5,942,039	Virginia State Housing Development Authority Homeownership Tax Mortgage Bonds	3.25%	08/25/2042	5,680,827
Total Municipal Bonds (Cost $41,913,477)				40,335,973

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 12.7%
5,921	FHLMC, Pool# C00210	8.00%	01/01/2023	6,951
498,308	FHLMC, Pool# J2-6518	3.50%	12/01/2028	520,499
562,362	FHLMC, Pool# 1B0889#	2.39%	05/01/2033	597,946
471,134	FHLMC, Pool# 1J0203#	2.46%	04/01/2035	501,109
332,260	FHLMC REMIC, Series 2782	4.00%	11/15/2033	351,488
8,480	FNMA, Pool# 409589	9.50%	11/01/2015	8,530
54,572	FNMA, Pool# 254089	6.00%	12/01/2016	57,350
285,013	FNMA, Pool# 842239	5.00%	09/01/2020	303,962
4,721,680	FNMA, Pool# AJ5336	3.00%	11/01/2026	4,832,487
4,634,582	FNMA, Pool# AP4509	3.00%	09/01/2027	4,743,810
2,503,650	FNMA, Pool# AQ5078	3.00%	12/01/2027	2,564,321
22,602	FNMA, Pool# 539082	7.00%	08/01/2028	23,087
44,902	FNMA, Pool# 625536	6.00%	01/01/2032	49,790
61,274	FNMA, Pool# 628837	6.50%	03/01/2032	68,272
241,693	FNMA, Pool# 663238	5.50%	09/01/2032	266,591
75,019	FNMA, Pool# 744805#	1.89%	11/01/2033	78,408
97,668	FNMA, Pool# 741373#	2.70%	12/01/2033	104,033
77,414	FNMA, Pool# 764342#	1.90%	02/01/2034	80,926
175,411	FNMA, Pool# 848817	5.00%	01/01/2036	190,627
4,522,388	FNMA, Pool# AA7686	4.50%	06/01/2039	4,807,636
892,397	FNMA, Pool# AB9886	4.00%	07/01/2043	920,901
3,730,534	FNMA REMIC Trust, Series 2012-15#	0.71%	03/25/2042	3,732,420
153,524	GNMA, Pool# 781450	5.00%	06/15/2017	163,709
30,197	GNMA, Pool# 487110	6.50%	04/15/2029	34,497
42,988	GNMA, Pool# 781186	9.00%	06/15/2030	46,432
7,069	GNMA, Pool# 571166	7.00%	08/15/2031	7,390
435,117	GNMA, Series 2008-1-PA	4.50%	12/20/2036	442,396
3,000,000	GNMA REMIC Trust, Series 2010-124	2.79%	05/16/2037	3,069,686
Total Mortgage Backed Securities (Cost $28,218,256)				28,575,254

Asset Backed Securities — 6.7%
5,350,000	Ally Master Owner Trust 2012-4, Series A	1.72%	07/15/2019	5,367,313
3,000,000	Avis Budget Rental Funding LLC 2010-3, Series B†	6.74%	05/20/2016	3,177,073
3,000,000	Avis Budget Rental Funding LLC 2012-3, Series A†	2.10%	03/20/2019	2,998,695
2,311,162	Fannie Mae Connecticut Avenue Securities CO1 M1#	2.16%	10/25/2023	2,322,521
1,175,000	Ford Credit Floorplan Master Owner Trust 2013-1, Series C	1.37%	01/15/2018	1,173,537
Total Asset Backed Securities (Cost $15,099,213)				15,039,139

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Shares	Security Description	Value $

Short-Term Investments — 3.4%

Money Market Funds — 3.4%
7,779,216	DWS Cash Account Trust — Government & Agency Securities Portfolio, 0.03%*	7,779,216
Total Short-Term Investments (Cost $7,779,216)		7,779,216
Total Investments — 100.1% (Cost $226,221,127)		224,773,958
Liabilities in Excess of Other Assets — (0.1)%		(299,773)
NET ASSETS — 100.0%		$224,474,185

PORTFOLIO HOLDINGS
% of Net Assets

U.S. Treasury Notes	33.1%
Corporate Bonds & Notes	26.2%
Municipal Bonds	18.0%
Mortgage Backed Securities	12.7%
Asset Backed Securities	6.7%
Money Market Funds	3.4%
Other Assets and Liabilities	(0.1)%
100.0%

^	Continuously callable with 30 days notice.
#	Variable rate security. Rate disclosed is as of December 31, 2013.
†
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers. At December 31, 2013 the value of these securities amounted to $6,175,768 or 2.8% of net assets.

*	Annualized seven-day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tactical Bond Fund
A Message to Our Shareholders
December 31, 2013

Dear Shareholder:

During the six-month period ended December 31, 2013, the Brown Advisory Tactical Bond Fund (the “Fund”) was up 0.90%. During the same period, the Barclays Intermediate U.S. Aggregate Bond Index (the “Index”), the Fund’s Benchmark, rose by 0.62%.

The Fund’s strategy is to make tactical investments in four fixed income sectors: high-yield corporate bonds, municipals, U.S. Treasuries and U.S. Treasury Inflation-Protected Securities (TIPS). During the second half of 2013, the fund maintained a healthy exposure to credit via high-yield bonds. Improving economic conditions and strong market liquidity supported high-yield spreads during the period, and our allocation to this space was the most significant contributor to total return during the period.

Our municipal allocation and our activity in the sector were mild positives for performance, despite the fact that municipals broadly suffered through a particularly difficult period. Flows from municipal mutual funds were sharply negative over the second half of 2013 as concerns about rising rates (as well as a series of highly publicized solvency scares in Puerto Rico and Detroit) chased many individual investors out of the market. We were able to navigate this period relatively effectively, primarily through timely decisions regarding when to remain exposed to the market and when to withdraw.

Our TIPS activity was the primary detractor to performance. While a number of quantitative and fundamental indicators suggested to us that inflation pressure was likely to hold steady or even rise slightly, inflation expectations in fact weakened modestly, and thus our TIPS position bore the full brunt of higher interest rates.

Overall, we believe that the Fund’s strategy is performing well for shareholders during a difficult and uncertain period for fixed income markets. Few environments will produce favorable returns in all four of the Fund’s targeted sectors, but we believe that a balanced approach to all four of these sectors, accompanied by favorable tactical allocation decisions, can produce attractive returns relative to the broad bond market without taking on additional risk compared to a traditional bond portfolio.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. A non-diversified fund may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, non-diversified Fund is more exposed to individual stock volatility than a diversified fund. The fund may make short sales of securities, which involve the risk that losses in a security may exceed the original amount invested in that security. The risks of investments in derivatives, including options on futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Income from tax-exempt securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Tactical Bond Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — 31.9%
1,015,000	City of Baltimore Maryland^	5.00%	07/01/2027	1,127,005
1,000,000	Lower Colorado River Authority Texas^	5.25%	05/15/2028	1,066,940
1,000,000	Metropolitan Transit Authority New York^	5.00%	11/15/2024	1,086,480
1,500,000	New York State Urban Development Corp.	4.00%	03/15/2022	1,633,185
1,100,000	Triborough Bridge & Tunnel Authority^	5.00%	11/15/2024	1,252,460
1,000,000	University of California^	5.00%	05/15/2025	1,122,090
	Total Municipal Bonds (Cost $7,288,160)			7,288,160

U.S. Treasury Notes — 30.4%
6,619,306	United States Treasury Inflation Indexed Bond	1.13%	01/15/2021	6,963,457
	U.S. Treasury Notes (Cost $6,987,145)			6,963,457

Short-Term Investments — 34.0%

U.S. Treasury Bills — 30.2%
6,900,000	United States Treasury Bill#			6,897,068

Money Market Funds — 3.8%
861,152	DWS Cash Account Trust — Government & Agency Securities Portfolio, 0.03%*			861,152
Total Short-Term Investments (Cost $7,755,372)				7,758,220
Total Investments — 96.3% (Cost $22,030,677)				22,009,837
Other Assets in Excess of Liabilities — 3.7%				840,631
NET ASSETS — 100.0%				$22,850,468

Credit Default Swap Contracts — Sell Protection#
			Termination	Notional	Unrealized
Counterparty	Reference Entity	Rate	Date	Amount†	Appreciation
Credit Suisse	Markit CDX North American High Yield Index Series 21	5.00%	12/20/18	$7,500,000	$250,966

#
If the Fund is a seller of protection and a credit event occurs, i.e. bankruptcy or failure to pay, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of the protection an amount up to or equal to the notional amount of the swap and take delivery of the reference obligations or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities up to or equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the reference index.

†
The maximum potential amount (if, after a credit event the value of the related obligation or obligations were determined to have a value of zero) the Fund could be required to pay as seller of credit protection or entitled to as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

PORTFOLIO HOLDINGS
% of Net Assets

Municipal Bonds	31.9%
U.S. Treasury Notes	30.4%
U.S. Treasury Bills	30.2%
Money Market Funds	3.8%
Other Assets and Liabilities	3.7%
100.0%

^	Continuously callable with 30 days notice.
*	Annualized seven-day yield as of December 31, 2013.
#	A portion of this security is pledged as collateral on the open swap position as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2013

Dear Shareholder:

During the six-month period ended December 31, 2013, the Brown Advisory Equity Income Fund Investor Shares (the “Fund”) increased 12.21% in value. During the same period, the S&P 500 Index, the Fund’s Benchmark, increased 16.31%.

During the period, stocks advanced strongly despite a meaningful increase in interest rates. All cyclical sectors except the energy sector outperformed the Index, suggesting that both the stock and bond markets are anticipating a better U.S. economy in 2014.

While the Fund participated in the strong rally, performance was weighed down by our interest-sensitive holdings, our overweight in defensive sectors, and our focus on healthy, growing dividends; all of these segments underperformed the higher-growth segments of the market.

The Fund’s best-performing sector was consumer discretionary, driven by strong moves in Best Buy (+47%) and VF Corporation (+30%). The Fund also outperformed the benchmark within the telecommunications and utilities sectors by wide margins. Other top contributors for this period included Apple Inc (+43%), Total SA (+29%) and Automatic Data Processing (+19%). Better earnings, new product launches and market entry, and a low valuation at the start of the period drove Apple’s returns, while Total SA, the large French oil company, advanced as a result of a more-disciplined capital spending program. ADP was a beneficiary of the rising interest rates and improving employment trends seen during the period.

Our worst-performing sector relative to the S&P 500 Index was in Financials.  This was primarily due to our more rate-sensitive holdings. Our two Public Storage preferred stocks produced negative returns, and our Real Estate Investment Trust (“REIT”) holdings were weak as well. We also lagged within health care, a sector that was driven during the period by biotech firms that generally pay no dividends or a token dividend.

Over this six-month period, we added five new holdings and eliminated six. Two of the additions, Garmin and Qualcomm, have offered what we believe is an attractive combination of high yield, low valuation and strong growth potential. Garmin provides GPS-based products to a number of consumer markets, and Qualcomm holds an enviable position within the growing global wireless market. WP Carey, a triple-net-lease REIT, and Rogers Communications, a Canadian telecom and cable company, have offered more modest growth than firms such as Garmin or Qualcomm but have paid much higher dividends. Plains GP Holdings, an oil pipeline company, has a lower starting yield than several of our new names, but we believe that it will produce one of the highest dividend-growth rates in the portfolio.

Of the six holdings that were eliminated, Dupont, Microchip Technology, Pepsico, Tiffany and Time Warner had all met our price objectives, and the proceeds were used to fund the opportunities cited above. We sold Coach when the firm’s longstanding and highly successful CEO announced his retirement and the company’s fundamentals took a turn for the worse.

In our June 30, 2013 Annual Report letter, we discussed whether the Fund could continue to keep pace with a strong stock market. At the time, we characterized our recent outperformance as unusual, since low beta, the seeking of high dividend yield and emphasis on business quality—all hallmarks of our approach—tend to inhibit performance in a rapidly advancing market. That was indeed the case over the past six months.

We believe that these attributes serve us well over time, and in particular we gain comfort from the fact that such attributes typically help portfolios when markets correct. In terms of valuation, we continuously and rigorously review our upside/downside price targets to ensure that each holding and the overall portfolio offers us what we believe to be a favorable ratio of potential return vs. risk. While our portfolio turnover over time has been low, we do weed out holdings that in our view have rich valuations or weakening fundamentals.

Lastly, we believe that our emphasis on quality, while difficult to measure, is a significant factor in our favorable downside capture. Our portfolio has consisted of companies with high Returns On Invested Capital (“ROIC”), less-volatile business models, lower financial leverage and companies supported by strong brands, low-cost positions or other distinctive attributes. From our standpoint, if and when markets decline, we don’t want to be invested in companies without much return support from dividends, with higher valuations and with less defensible businesses. History tells us that these are the companies that often suffer the brunt of a down market.

With strong stock returns over the past five years, the S&P 500 Index at a fairly full valuation and interest rates on the rise, we believe that it is prudent to maintain a more conservative investment posture. To us, a conservative posture is as much about stock-

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Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2013

price risk as it is about economic risk. As such, we have trimmed back our consumer holdings, both discretionary and staples, largely due to the rich valuations now prevalent in these sectors. Conversely, we have added to our technology and financial holdings, as we have found reasonable valuations and untapped earnings power in both of these sectors. Within financials, we added to our REIT exposure during the notable summer correction. We are also looking at potential opportunities in the energy sector. With a consensus view that oil prices are set to decline, our contrarian bent has us focusing on ideas with unduly pessimistic outcomes priced in.

Overall, we expect the U.S. equity market to post more modest returns in the coming year than what was achieved in 2013. We believe that our approach has the potential to thrive in this environment.

Sincerely,

Michael L. Foss, CFA
Portfolio Manager

Brian W. Graney, CFA
Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs and Real Estate may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and various other risks. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 87.7%

Consumer Discretionary — 10.4%
133,102	Best Buy, Inc.	5,308,108
31,287	GameStop Corp.	1,541,197
69,831	Garmin Ltd.	3,227,589
37,791	McDonald’s Corp.	3,666,861
94,000	V.F. Corp.	5,859,960
		19,603,715
Consumer Staples — 15.1%
196,105	Altria Group, Inc.	7,528,471
74,298	Coca-Cola Co.	3,069,250
48,700	Kraft Foods Group, Inc.	2,625,904
60,693	Mondelez International, Inc.	2,142,463
51,800	Philip Morris International, Inc.	4,513,334
119,109	Unilever NV	4,791,755
48,308	Wal-Mart Stores, Inc.	3,801,357
		28,472,534
Energy — 10.6%
214,512	Kinder Morgan, Inc.	7,722,432
42,286	Occidental Petroleum Corp.	4,021,399
105,998	Plains GP Holdings LP	2,837,566
89,828	Total S.A. ADR	5,503,761
		20,085,158
Financials — 13.2%
59,275	Cincinnati Financial Corp.	3,104,232
47,600	Erie Indemnity Co.	3,480,512
120,431	FirstMerit Corp.	2,677,181
76,682	JPMorgan Chase & Co.	4,484,363
38,256	M&T Bank Corp.	4,453,764
169,701	OneBeacon Insurance Group, Ltd.	2,684,670
47,878	T. Rowe Price Group, Inc.	4,010,740
		24,895,462
Health Care — 12.3%
74,469	AbbVie, Inc.	3,932,708
50,001	Johnson & Johnson	4,579,591
83,297	Merck & Co., Inc.	4,169,015
81,223	Novartis AG ADR	6,528,705
128,949	Pfizer, Inc.	3,949,708
		23,159,727
Industrials — 6.6%
131,120	Healthcare Services Group, Inc.	3,719,874
67,658	PACCAR, Inc.	4,003,324
41,689	United Technologies Corp.	4,744,208
		12,467,406
Information Technology — 14.3%
62,329	Accenture PLC	5,124,690
8,688	Apple, Inc.	4,874,924
72,867	Automatic Data Processing, Inc.	5,888,382
176,758	Microsoft Corp.	6,616,052
59,995	QUALCOMM, Inc.	4,454,629
		26,958,677
Materials — 1.3%
18,421	Praxair, Inc.	2,395,283

Telecommunication Services — 2.7%
75,754	Rogers Communications, Inc.	3,427,869
216,438	Windstream Holdings, Inc.	1,727,175
		5,155,044
Utilities — 1.2%
33,890	Dominion Resources, Inc.	2,192,344
Total Common Stocks (Cost $127,168,419)		165,385,350

Preferred Stocks — 3.3%
181,929	Public Storage, Inc. — Series S	3,929,666
89,681	Public Storage, Inc. — Series O	2,243,819
Total Preferred Stocks (Cost $7,026,657)		6,173,485

Real Estate Investment Trusts — 5.8%
112,754	Plum Creek Timber Co., Inc.	5,244,189
150,708	Redwood Trust, Inc.	2,919,214
44,761	W.P. Carey, Inc.	2,746,087
Total Real Estate Investment Trusts (Cost $10,051,749)		10,909,490

Short-Term Investments — 3.0%

Money Market Funds — 3.0%
5,669,597	DWS Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	5,669,597
Total Short-Term Investments (Cost $5,669,597)		5,669,597
Total Investments — 99.8% (Cost $149,916,422)		188,137,922
Other Assets in Excess of Liabilities — 0.2%		468,504
NET ASSETS — 100.0%		$188,606,426

SECTOR ALLOCATION
% of Net Assets

Consumer Staples	15.1%
Information Technology	14.3%
Financials	13.2%
Health Care	12.3%
Energy	10.6%
Consumer Discretionary	10.4%
Industrials	6.6%
Real Estate Investment Trusts	5.8%
Preferred Stocks	3.3%
Money Market Funds	3.0%
Telecommunication Services	2.7%
Materials	1.3%
Utilities	1.2%
Other Assets and Liabilities	0.2%
100.0%

ADR — American Depositary Receipt
#	Annualized seven-day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2013

Dear Shareholder:

During the six-month period ended December 31, 2013, the Brown Advisory Sustainable Growth Fund Advisor Shares (the “Fund”) returned 21.38% in value. During the same period, the Russell 1000 Growth Index (the “Index”), the Fund’s Benchmark, returned 19.39%.

For the period, stock prices rallied into record territory, with many U.S. equity sectors recording their best returns in a decade. Increasing investor confidence in the U.S. economic recovery produced particularly strong performance among high-growth and cyclical sectors, including consumer discretionary, industrials and information technology. We note that these three sectors also tend to be where we consistently find many of our attractive portfolio candidates, but not due to any desire to seek out cyclical exposure. Quite the opposite: We look for companies with strong business models that can succeed throughout full market cycles by providing a consistently high value proposition to customers, creating or capitalizing on significant barriers to competition, and benefiting from high-quality management teams. Additionally, we look for companies that are creating sustainable advantages by using environmental strategies to drive financial performance.

Our focus on Environmental Business Advantages, or EBA—our term for advantages produced from environmental strategies that drive financial performance—is an essential component of our process for finding firms poised for sustained long-term success. Wabtec is a good example. Wabtec was our top contributor to performance during the period, and while it does participate in a cyclical industry, its business model and management team have produced consistent performance over the last decade in both strong and weak economic environments.

The majority of Wabtec’s revenue is from aftermarket parts and service sales in the locomotive market, and its business provides a relatively stable, recurring revenue stream. It holds the majority share in the rail-braking equipment market, and barriers to entry are high given the significant length of time needed for manufacturers to gain regulatory approval. Wabtec has a strong culture of lean manufacturing and continuous improvement that helps mitigate sharp profit declines during periods when revenue growth falls short of expectations. This was best demonstrated during the 2008-9 recession, when it maintained its 2008 operating margins at 2007 levels, despite an 11% year-over-year decline in revenue. Wabtec’s EBA stems from its ability to help its customers reduce fuel costs through greater efficiencies in both locomotive and rail network operations. That sort of clear payback on investment is desirable to its customers during all phases of the economic cycle, and thus Wabtec’s EBA acts as an additional factor that helps drive consistency in its results over time.

Other positive contributors to performance during the period included Apple, ARM Holdings, Google and Trimble Navigation. In each case, strong fundamental results supplemented by the positive impact of each firm’s EBA drivers helped to drive returns during the period.

Chart Industries and Clean Harbors were our two most significant detractors from performance during the period. Chart was a new position during the period, and our thesis revolved around the firm’s potential role in the growth of the liquefied natural gas (LNG) market. LNG is cheaper and more environmentally friendly than diesel fuel in many applications, and Chart is a highly regarded player in the LNG infrastructure market. However, Chart fell short of expectations in the third quarter and lowered its forward guidance due to a projected slowdown in China, a key expansion market for the company. (We exited our position in Chart in early 2014, subsequent to the period covered in this report.) Clean Harbors also lowered guidance due to weak project execution as well as commodity pricing pressure. We have been disappointed in management’s strategy to acquire a variety of cyclical businesses in an effort to increase utilization within its hazardous-waste facilities; we believe this strategy has negatively impacted its business model and exited the stock during the period. Waters was an additional detractor from performance during the period. We are still attracted to Waters’ strong leadership position in the liquid chromatography industry, and despite a temporary end-market slowdown, our investment thesis and our position in the stock remain intact.

In addition to Chart Industries, we added Rockwood Holdings, A.O. Smith and Visa to the portfolio. Rockwood Holdings recently transformed its business model by divesting many non-core businesses and entering into a joint venture to secure significant lithium assets in Australia. The company is now the world’s largest supplier of lithium concentrate, a key input for electric and hybrid vehicle batteries as well as a wide variety of ceramics, pharmaceutical and consumer-electronics markets. A.O. Smith is a leading manufacturer of energy-efficient water-heating products that is also building a water-treatment solutions business that has produced promising results in emerging markets. The firm is well-positioned for a rebound in U.S. construction, and we believe that it can build significantly on its initial penetration into China and India’s residential markets. Visa holds an

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Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2013

enviable position as one of the two titans in the electronic payments industry, and we believe it also has an unparalleled capability to leverage its network into emerging economies. These markets are a growth opportunity for Visa as they often lack traditional payment infrastructure but have a high mobile-phone penetration rate. Visa can use those mobile phones to deliver financial services electronically. Since Visa’s network is interoperable across telecommunications networks and political borders, Visa can do what telecoms and local banks cannot: connect individuals and governments to a global payments settlement system. We exited our positions in Acuity Brands, Church & Dwight, IBM and Clean Harbors in order to make room for these new positions that we believe offer more favorable prospects.

We believe that companies with strong fundamentals combined with EBA drivers are not only good for the environment but good for businesses, their customers and shareholders. We believe that our focus on identifying companies with these particular attributes can help us produce attractive performance for shareholders over time.

Sincerely,

Karina Funk
Portfolio Manager

David Powell
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 97.7%

Consumer Discretionary — 16.8%
104,400	BorgWarner, Inc.	5,837,004
8,894	Chipotle Mexican Grill, Inc.*	4,738,545
199,993	LKQ Corp.*	6,579,770
84,630	Nike, Inc.	6,655,303
66,244	Starbucks Corp.	5,192,867
98,778	TJX Companies, Inc.	6,295,122
		35,298,611
Consumer Staples — 2.1%
75,802	Whole Foods Market, Inc.	4,383,630

Health Care — 4.4%
80,581	Cerner Corp.*	4,491,585
46,663	Waters Corp.*	4,666,300
		9,157,885
Industrials — 33.1%
85,095	A.O. Smith Corp.	4,590,024
97,308	Canadian National Railway Co.	5,548,502
32,857	Chart Industries, Inc.*	3,142,444
29,552	Cummins, Inc.	4,165,946
107,522	Danaher Corp.	8,300,698
45,999	IHS, Inc.*	5,506,080
59,142	J.B. Hunt Transport Services, Inc.	4,571,677
16,727	Middleby Corp.*	4,013,978
62,261	Pall Corp.	5,313,976
64,895	Stericycle, Inc.*	7,538,852
125,270	Verisk Analytics, Inc.*	8,232,745
117,952	Wabtec Corp.	8,760,295
		69,685,217
Information Technology — 31.9%
65,017	Accenture PLC	5,345,698
42,282	ANSYS, Inc.*	3,686,990
12,223	Apple, Inc.	6,858,448
97,242	Arm Holdings PLC ADR	5,323,027
169,925	EMC Corp.	4,273,614
7,661	Google, Inc.*	8,585,759
89,364	Intuit, Inc.	6,820,260
104,477	QUALCOMM, Inc.	7,757,417
92,795	Salesforce.com, Inc.*	5,121,356
204,507	Trimble Navigation, Ltd.*	7,096,393
28,407	Visa, Inc.	6,325,671
		67,194,633
Materials — 9.4%
68,700	Ecolab, Inc.	7,163,349
64,585	Praxair, Inc.	8,397,988
57,509	Rockwood Holdings, Inc.	4,136,047
		19,697,384
Total Common Stocks (Cost $145,252,687)		205,417,360

Short-Term Investments — 2.2%

Money Market Funds — 2.2%
4,684,061	DWS Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	4,684,061
Total Short-Term Investments (Cost $4,684,061)		4,684,061
Total Investments — 99.9% (Cost $149,936,748)		210,101,421
Other Assets in Excess of Liabilities — 0.1%		258,480
NET ASSETS — 100.0%		$210,359,901

SECTOR ALLOCATION
% of Net Assets

Industrials	33.1%
Information Technology	31.9%
Consumer Discretionary	16.8%
Materials	9.4%
Health Care	4.4%
Money Market Funds	2.2%
Consumer Staples	2.1%
Other Assets and Liabilities	0.1%
100.0%

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
A Message to Our Shareholders
December 31, 2013

Dear Shareholder:

During the six-month period ended December 31, 2013, the Brown Advisory Tax Exempt Bond Fund (the “Fund”) declined 0.03% in value. During the same period, the Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s Benchmark, increased 1.04%.

The municipal bond market struggled through numerous headwinds during the period, including investors’ fears regarding the “tapering” of the Federal Reserve’s quantitative easing program, rising interest rates, negative headlines regarding the financial health of Detroit and Puerto Rico, and record outflows from municipal bond mutual funds. These outflows exacerbated the negative movement in municipal bond values, as many fund managers were forced to liquidate holdings into a market with lackluster demand.

During this “risk off” period, investors poured money into shorter-maturity bonds, especially three-year to five-year maturities, in an attempt to temper volatility. We have been underweight this part of the yield curve; valuations appear particularly unappealing. This curve positioning detracted from relative performance for the second half of 2013, but we believe that the broad market’s move into these shorter securities during the period may prove to be particularly ill-timed.

We have also maintained an overweight in revenue-backed issues compared to the Index. As municipal credit spreads widened during the period due to the factors mentioned above, these revenue-backed positions suffered and detracted from relative performance. However, we believe that broad credit quality across the municipal market is improving, not eroding, and that the adverse movement in credit spreads was the result of temporary technical weakness and not widespread credit deterioration.

The Fund had an increase of net assets from shareholder activity of slightly more than $5 million during the period. This mitigated the need for us to sell positions at an undesirable moment, which can occur during periods of fund outflows, and it affords us the opportunity to take advantage of market dislocations by purchasing bonds at what we believe are attractive valuations. We believe that our core philosophy of seeking bonds that are underpriced on a fundamental basis puts us in a strong position going forward.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may invest in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 96.2%

General Obligation Bonds — 22.7%
1,045,000	Chicago Illinois	5.25%	01/01/2020	1,152,708
4,800,000	Chicago Illinois	4.78%~	01/01/2023	3,005,520
3,165,000	Chicago Illinois City Colleges	5.62%~	01/01/2030	1,277,774
650,000	City of Leawood Improvement Series A	2.00%	09/01/2014	658,060
1,785,000	De Soto Texas Independent School District	3.00%	08/15/2016	1,900,275
1,150,000	Honolulu Hawaii City & County	4.00%	08/01/2016	1,253,431
1,500,000	Illinois State	4.00%	07/01/2016	1,600,830
1,885,000	Johnson County Unified School District No 229 Blue Valley	4.00%	10/01/2014	1,939,081
1,000,000	Las Vegas Water District — Water Bonds Series B	4.00%	06/01/2016	1,080,270
1,255,000	Louisville & Jefferson County Kentucky	4.00%	04/01/2015	1,313,370
3,000,000	Mecklenburg County North Carolina	3.00%	12/01/2015	3,155,250
1,315,000	Metropolitan Government of Nashville & Davidson County —
	District Energy System Tax Refunding Series A	3.00%	10/01/2015	1,377,147
1,000,000	Midland Texas Independent School District	2.00%	02/15/2015	1,020,420
3,000,000	New York New York	5.00%	08/01/2016	3,340,710
2,000,000	New York New York Series J	5.00%	08/01/2016	2,227,140
1,000,000	New York New York Callable 8/1/2023 @ 100^	5.00%	08/01/2026	1,109,460
1,310,000	North Central Wisconsin Technical College District Promissory Notes	2.00%	09/01/2014	1,325,275
1,500,000	Ohio State Third Frontier	3.13%	11/01/2014	1,536,870
1,200,000	Oxford Alabama Series B	2.00%	09/01/2014	1,212,648
1,000,000	Richardson Texas independent School District	3.00%	02/15/2015	1,030,310
1,000,000	State of Georgia	5.00%	07/01/2015	1,071,620
1,000,000	State of Maryland	5.00%	08/01/2015	1,075,340
1,655,000	State of South Carolina	5.00%	04/01/2015	1,754,333
1,010,000	State of Wisconsin Series A	5.00%	05/01/2015	1,074,074
				37,491,916
Refunded Bonds — 17.1%
1,800,000	Arizona State University Callable 03/01/2015 @ 100^	5.00%	09/01/2023	1,898,712
1,090,000	Arizona State University Callable 9/1/2014 @ 100^	5.25%	09/01/2024	1,126,537
750,000	Blue Mountain School District Callable 10/01/2014 @ 100^	4.45%	10/01/2026	773,948
5,000,000	Colorado State Department of Corrections Callable 03/01/2016 @ 100^	5.00%	03/01/2018	5,498,150
4,850,000	Fairfax County Water Authority Callable 04/01/2015 @ 100^	5.00%	04/01/2030	5,137,314
600,000	Garden State Preservation Trust — Open Space & Farmland Preservation Series A,
	Callable 11/01/2015 @ 100^	5.80%	11/01/2018	660,420
650,000	Honolulu Hawaii City & County Series B, Callable 7/01/2014 @ 100^	5.00%	07/01/2016	665,769
2,105,000	Municipality of Anchorage, Alaska 2005 (Schools) Series A, Callable 03/01/2015 @ 100^	5.00%	03/01/2020	2,220,438
2,500,000	Nevada System of Higher Education Callable 01/01/2016 @ 100^	5.00%	07/01/2026	2,730,700
3,895,000	North Carolina Infrastructure Finance Corp. Callable 02/01/2015 @ 100^	5.00%	02/01/2020	4,095,592
3,000,000	Snohomish County School District No 15 Edmonds Callable 6/1/2016 @ 100^	5.00%	12/01/2019	3,327,570
600,000	St. Johns County Florida Water & Sewer Callable 06/01/2014 @ 34.327^	5.36%~	06/01/2034	205,788
				28,340,938
Revenue Bonds — 56.4%
700,000	Alabama 21st Century Authority — Tobacco Settlement Series A	4.00%	06/01/2015	733,789
175,000	Allegheny County Pennsylvania Hospital Development Authority	5.00%	10/15/2018	203,012
1,000,000	Arizona Health Facilities Authority Hospital — Phoenix Children’s Hospital Series A	5.00%	02/01/2020	1,096,240
1,850,000	Arizona Health Facilities Authority Hospital — Phoenix Children’s Hospital Series A	5.00%	02/01/2021	2,022,179
2,000,000	Burke County Development Authority#	2.40%	01/01/2040	1,911,360
2,400,000	City of Brownsville Texas Utilities System Revenue Callable 09/01/2023 @ 100^	5.00%	09/01/2027	2,590,056
1,500,000	City of Lincoln — Lincoln Electric System	4.00%	09/01/2015	1,592,310
1,400,000	City of Miami Beach Health Facilities Authority — Mount Sinai Medical Center of Florida
	Callable 11/15/2022 @ 100^	4.00%	11/15/2025	1,300,376
1,415,000	City of Miami Beach Health Facilities Authority Hospital Refunding —
	Mount Sinai Medical Center of Florida	5.00%	11/15/2021	1,508,602

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
1,025,000	City of Philadelphia — Water & Wastewater	5.25%	12/15/2014	1,066,031
1,205,000	Cobb County Georgia Kennestone Hospital Revenue Anticipation Certificates
	Callable 4/1/2023 @ 100^	5.00%	04/01/2028	1,279,132
1,635,000	Collier County Florida — Gas Tax Callable 6/1/2020 @ 100^	5.00%	06/01/2021	1,822,208
300,000	Colorado Health Facilities Authority — Covenant Retirement Communities	5.00%	12/01/2020	324,612
2,405,000	Colorado Health Facilities Authority Revenue — Covenant Retirement Communities, Inc. Series A,
	Callable 12/01/2022 @ 100^	5.00%	12/01/2027	2,380,349
205,000	Connecticut State Health & Education Facilities Authority — Bridgeport Hospital Series D	5.00%	07/01/2020	227,837
1,250,000	Cook County Illinois	5.00%	11/15/2016	1,393,762
335,000	Cook County Sales Tax Revenue	4.00%	11/15/2015	356,902
500,000	County of Broward Florida Airport System Revenue	5.00%	10/01/2021	570,340
600,000	County of Broward Florida Airport System Revenue	5.00%	10/01/2023	674,958
1,000,000	Dallas/Fort Worth International Airport Joint Revenue Improvement Bond	5.00%	11/01/2021	1,138,380
1,100,000	Deltona Florida Utility System Revenue Callable 10/01/2023 @ 100^	5.00%	10/01/2024	1,212,057
1,000,000	Denver Colorado Urban Renewal Authority Revenue Bonds Callable 12/01/2022 @ 100^	5.00%	12/01/2025	1,073,430
2,500,000	Denver Colorado Urban Renewal Authority Tax Increase Revenue Bonds Callable 12/01/2022 @ 100^	5.00%	12/01/2023	2,729,125
750,000	Illinois Finance Authority Northwestern Memorial Callable 8/15/2022 @ 100^	4.00%	08/15/2033	666,360
2,598,285	Illinois Housing Development Authority Series A, Callable 1/1/2023 @ 100^	2.45%	06/01/2043	2,322,555
1,000,000	Indiana Finance Authority	4.00%	02/01/2015	1,041,130
475,000	Indiana Finance Authority — First Lien Wastewater Utility Series A	4.00%	10/01/2016	518,159
1,500,000	Indiana Finance Authority Hospital Revenue Community Health Network Series A	5.00%	05/01/2023	1,659,105
500,000	Indianapolis Local Public Improvement Bond Bank Refunding Series B	3.00%	02/01/2016	525,320
2,430,000	Iowa Finance Authority Health Care Facilities Revenue Callable 7/1/2023 @ 100^	5.00%	07/01/2028	2,514,540
1,000,000	Iowa Finance Authority Health Facilities — Mercy Medical Center Project
	Callable 08/15/2022 @ 100^	5.00%	08/15/2026	1,052,900
1,000,000	Jurupa California Public Financing Authority Special Tax Revenue Bonds	5.00%	09/01/2023	1,067,880
1,035,000	Lower Colorado River Authority Series B	5.00%	05/15/2018	1,191,720
1,330,000	Lower Colorado River Authority^	5.25%	05/15/2028	1,419,030
2,500,000	Metropolitan Government of Nashville & Davidson County Electric System Series A	5.00%	05/15/2016	2,764,075
2,000,000	Metropolitan Transit Authority New York^	5.00%	11/15/2024	2,172,960
2,500,000	Miami-Dade County Florida Transit System Sales Surtax Callable 07/01/2022 @ 100^	5.00%	07/01/2023	2,768,875
1,250,000	Monroe County Georgia Development Authority Pollution Revenue Bonds#	2.40%	01/01/2039	1,194,600
1,000,000	Montgomery County Higher Education & Health Authority — Abington Memorial Hospital
	Obligated Group Series A, Callable 06/01/2022 @ 100^	5.00%	06/01/2024	1,066,420
1,000,000	New Jersey Health Care Facilities Financing Authority — Barnabas Health Issue
	Callable 07/01/2022 @ 100^	5.00%	07/01/2023	1,068,870
1,000,000	New Jersey Health Care Facilities Financing Authority — Barnabas Health Issue
	Callable 07/01/2022 @ 100^	5.00%	07/01/2024	1,055,600
1,020,000	New Jersey Health Care Facilities Financing Authority — Barnabas Health Issue
	Callable 07/01/2022 @ 100^	4.00%	07/01/2026	963,247
1,943,186	New Mexico State Mortgage Finance Authority Callable 6/1/2023 @ 100^	2.85%	07/01/2043	1,816,685
2,780,000	New York State Dormitory Authority	5.00%	02/15/2016	3,051,217
1,000,000	New York State Environmental Facilities Corp.	5.00%	06/15/2015	1,070,670
1,500,000	New York State Thruway Authority Personal Income Tax Revenue Bonds Callable 3/15/2023 @ 100^	5.00%	03/15/2024	1,718,340
2,000,000	Pennsylvania Economic Development Financing Revenue Bonds	5.00%	07/01/2015	2,142,920
100,000	Philadelphia Pennsylvania Water & Wastewater	3.00%	06/15/2016	105,832
360,000	Philadelphia Pennsylvania Water & Wastewater	5.00%	11/01/2019	419,011
1,500,000	Pittsburgh Water & Sewer Authority	4.00%	09/01/2016	1,628,010
1,000,000	Puerto Rico Sales Tax Financing Corp. Revenue Bonds	4.63%	08/01/2019	945,050
1,000,000	Puerto Rico Sales Tax Financing Corp. Revenue Bonds Series A, Callable 8/1/2019 @ 100^	5.50%	08/01/2023	920,720
1,810,000	Puerto Rico Sales Tax Financing Corp. Revenue Bonds First Subseries A-1	8.00%~	08/01/2024	798,807
2,500,000	Puerto Rico Sales Tax Financing Corp. Revenue Bonds Series A, Callable 8/1/2019 @ 100^	5.00%	08/01/2024	2,162,475
750,000	Purdue University Student Fee Series AA	4.00%	07/01/2014	764,482
1,340,000	Rhode Island Clean Water Finance Agency — Water Pollution Control Series B	3.00%	10/01/2015	1,402,605
1,305,000	Sedgwick County Public Building Commission	5.00%	02/01/2015	1,372,795

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
1,000,000	State of Illinois Department of Employment Security — Unemployment Insurance Fund
	Building Receipts Series A	5.00%	06/15/2016	1,108,030
1,000,000	State of Nevada Unemployment Compensation	5.00%	06/01/2016	1,107,870
2,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2017	2,177,800
1,600,000	Tobacco Settlement Financing Corp. Callable 6/1/2017 @ 100^	5.00%	06/01/2018	1,734,560
2,550,000	Tobacco Settlement Financing Corp. Louisiana Revenue Bonds	5.00%	05/15/2019	2,880,174
1,000,000	Tucson Arizona Water System Revenue Bonds	3.00%	07/01/2015	1,040,920
1,200,000	Tyler Health Facilities Development Corporation — Mother Frances Hospital Regional
	Health Care Center Callable 07/01/2021 @ 100^	5.13%	07/01/2022	1,258,596
1,770,000	University of Colorado Hospital Authority Series A, Callable 11/15/2022 @ 100^	5.00%	11/15/2036	1,783,151
1,270,000	Wisconsin Health & Educational Facilities Authority — Froedtert Health, Inc.
	Obligated Group Series A, Callable 10/01/2022 @ 100^	5.00%	04/01/2032	1,293,101
2,080,000	Wisconsin State Health & Higher Education Aspirus, Inc.	5.00%	08/15/2023	2,276,019
				93,220,233
Total Municipal Bonds (Cost $162,289,382)				159,053,087

Short-Term Investments — 5.4%

Money Market Fund — 5.4%
8,919,700	DWS Cash Account Trust — Tax-Exempt Portfolio, 0.01%*			8,919,700
Total Short-Term Investments (Cost $8,919,700)				8,919,700
Total Investments — 101.6% (Cost $171,209,082)				167,972,787
Liabilities in Excess of Other Assets — (1.6)%				(2,576,756)
TOTAL NET ASSETS — 100.0%				$165,396,031

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	56.4%
General Obligation Bonds	22.7%
Refunded Bonds	17.1%
Money Market Funds	5.4%
Other Assets and Liabilities	(1.6)%
100.0%

^	Continuously callable with 30 days notice.
#	Variable rate security. Rate disclosed is as of December 31, 2013.
~	Zero coupon bond. Rate disclosed is yield to maturity as of December 31, 2013.
*	Annualized seven-day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Fund
A Message to Our Shareholders
December 31, 2013

Dear Shareholder:

During the six-month period ended December 31, 2013, the Brown Advisory Emerging Markets Fund Institutional Shares (the “Fund”) increased by 2.78%.  The Fund’s benchmark, the MSCI Emerging Markets Index, increased by 7.70%.

The second half of 2013 saw continued volatility and a decline in emerging markets. Due to fears of diminishing liquidity from U.S. Federal Reserve tapering, markets experienced outflows from positions in currency, bond and equity markets.

There were some large moves in stock markets. India is a good example; investor complacency there gave way to fear, which then gave way to optimism. The Indian market ended up near its historic high in local currency terms. An election in 2014 may allow a more radical, reform-minded government to be elected. In addition to the election in India, there are elections in Indonesia, South Africa, Turkey and Brazil in 2014. There is a lot at stake given that many of the countries mentioned have fragile economies that suffered in 2013.

Superficially, emerging markets look inexpensive, but in reality valuations across the emerging market spectrum vary considerably. We believe that the best new opportunities likely lie in the more overlooked areas of the market, but good stock picking is important when investing in such  sectors (textiles, long term insurance and industrials, for example) as they are often complicated or under-researched. We suspect that current trends will continue for a while, and for dividend growth investors, emerging markets still contain some headwinds. With this in mind, we believe that the Fund has a mixture of good value quality companies as well as the more perennial positions. One area of the market, consumer staples, is particularly expensive and we have been reducing our exposure to those stocks.

From an individual stock perspective, our holdings in Indonesia, Semen Gresik and Tambang Batubara Bukit Asam (PTBA), declined due to a combination of poor market sentiment, currency weakness and, in the case of PTBA, weak execution. The -29.4% market return in Indonesia, and the Fund’s relative overweight there (4.8% of the portfolio) hurt our performance. The biggest detractor for us at the country level was our relatively low allocation to China and our somewhat defensive positioning within that country (China Mobile and AAC Technologies). Based on attribution analysis, over one-third of our underperformance in period relates to China. We are still concerned about currency and the health of the Chinese banking sector, so we will keep the portfolio away from banks, construction companies and other cyclicals in China. Finally, the Chilean market returned -13.0% during the period, and the Fund’s overweight in Chile relative to the benchmark was an additional drag on performance.

However, there were a number of bright spots during a difficult period for the Fund. NCSOFT, the Korean online gaming company, rose 68.9% over the period. Our financial-sector holdings advanced broadly, adding significantly to our overall return; notable performers were Polish firms Bank Pekao and Powszechny Zaklad Ubezpieczen, Malaysian firm Public Bank and the National Bank of Abu Dhabi.

Portfolio activity was limited during the period. We sold Siam Commercial Bank (rising NPLs and debt concerns), Tiger Brands (disposal of a residual position) and Semen Gresik (expensive valuation and concerns regarding end-market demand), while adding two new positions, Nexen Tire, the Korean tire manufacturer, and Axis Bank of India. In keeping with our strategy, we will seek out what we believe are quality stocks with the potential for growing dividend streams, and attempt to position the Fund towards value and away from what we view as some of the more expensive consumer staples and quality names.

Sincerely,

Edward Lam
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Fund
A Message to Our Shareholders
December 31, 2013

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisor and the advisor and the allocation of assets among them.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 93.1%

Brazil — 4.1%
124,020	Cielo S.A.	3,435,134
86,200	Natura Cosmeticos S.A.	1,515,024
127,700	Souza Cruz S.A.	1,305,011
		6,255,169
Chile — 7.4%
2,925,123	AFP Habitat S.A.†	3,874,556
2,977,542	Aguas Andinas S.A.	1,923,148
269,204	Cia Cervecerias Unidas S.A.	3,225,120
1,220,368	Inversiones Aguas Metropolitan	2,072,268
		11,095,092
China — 7.8%
1,413,500	AAC Technologies Holdings, Inc.	6,877,790
476,000	China Mobile Ltd.	4,958,172
		11,835,962
Finland — 3.1%
97,489	Nokian Renkaat	4,675,045

Indonesia — 2.8%
1,374,683	Tambang Batubara Bukit Asam	1,154,851
17,135,000	Telekomunikasi Indonesia	3,032,705
		4,187,556
Korea — 13.9%
54,950	KT&G Corp.	3,880,992
29,780	NCSoft Corp.	7,027,019
315,530	Nexen Tire Corp.	4,360,562
4,357	Samsung Electronic	5,677,377
		20,945,950
Luxembourg — 2.4%
36,148	Millicom International Cellular	3,601,996

Malaysia — 6.3%
161,833	British American Tobacco Malayasia Berhad	3,167,984
708,800	Public Bank BHD	4,230,395
1,196,100	Top Glove Corp.	2,057,329
		9,455,708
Morocco — 1.3%
167,850	Maroc Telecom S.A.	1,971,468

Philippines — 7.1%
4,589,161	Aboitiz Power Corp.	3,521,793
2,713,312	Metropolitan Bank & Trust	4,637,832
41,355	Philippine Long Distance Corp.	2,487,681
		10,647,306
Poland — 6.6%
70,848	Bank Pekao S.A.	4,208,835
38,648	Powszechny Zaklad Ubezpieczen	5,743,020
		9,951,855
South Africa — 8.3%
172,355	Foschini Group Ltd.	1,575,897
1,287,784	Nampak Ltd.	5,037,201
1,075,523	Sanlam Ltd.	5,465,520
28,781	Shoprite Holding Ltd.	450,692
		12,529,310
Taiwan — 8.5%
449,000	Far EasTone Telecommunications	986,395
226,100	Formosa International Hotels	2,582,726
548,000	President Chain Store Corp.	3,804,782
1,566,000	Taiwan Semiconductor Manufacturing Co.	5,529,483
		12,903,386
Turkey — 8.3%
1,483,050	Aksa†	5,539,437
1,873,051	Anadolu Hayat Emeklilik AS†	4,588,578
1,952,367	Turkiye Sise Ve Cam Fabrikalari	2,471,248
		12,599,263
United Arab Emirates — 5.2%
581,974	First Gulf Bank	2,984,130
1,302,346	National Bank Abu Dhabi†	4,936,310
		7,920,440
Total Common Stocks (Cost $138,221,574)		140,575,506

Preferred Stocks — 2.1%

Brazil — 2.1%
394,000	AES Tiete S.A.	3,188,072
Total Preferred Stocks (Cost $4,136,950)		3,188,072

Exchange Traded Funds — 3.3%

India — 3.3%
137,500	iShares MSCI India ETF*	816,750
175,421	iShares S&P India Nifty 50 Index Fund	4,124,148
Total Exchange Traded Funds (Cost $4,874,307)		4,940,898

Short-Term Investments — 1.8%

Money Market Funds — 1.8%
2,636,790	DWS Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	2,636,790
Total Short-Term Investments (Cost $2,636,790)		2,636,790
Total Investments — 100.3% (Cost $149,869,621)		151,341,266
Liabilities in Excess of Other Assets — (0.3)%		(383,817)
NET ASSETS — 100.0%		$150,957,449

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Fund
Schedule of Investments
December 31, 2013 (Unaudited)

COUNTRY ALLOCATION
% of Net Assets

Korea	13.9%
Taiwan	8.5%
Turkey	8.3%
South Africa	8.3%
China	7.8%
Chile	7.4%
Philippines	7.1%
Poland	6.6%
Malaysia	6.3%
Brazil	6.2%
United Arab Emirates	5.2%
India	3.3%
Finland	3.1%
Indonesia	2.8%
Luxembourg	2.4%
Money Market Funds	1.8%
Morocco	1.3%
Other Assets and Liabilities	(0.3)%
100.0%

*	Non-Income Producing
†	All or a portion of this security is considered illiquid. At December 31, 2013, the total market value of securities considered illiquid was $9,972,385 or 6.6% of net assets.
#	Annualized seven-day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic European Equity Fund
A Message to Our Shareholders
December 31, 2013

Dear Shareholder:

The Brown Advisory Strategic European Equity Fund launched on October 21, 2013.  From the Fund’s inception through December 31, 2013, the Brown Advisory Strategic European Equity Fund Institutional Shares (the “Fund”) increased 2.10% in value. During the same period, the MSCI Europe Index (the “Index”), the Fund’s Benchmark, increased 3.81%.

During the period, and especially the month of October, we saw a strong recovery rally in many areas of the market where the Fund was less exposed, in particular to eurozone deep cyclicals and financials. Our underweight positions in European banks and energy hurt relative results; these are sectors where most companies do not fit our structural growth and competitive advantage requirements. In addition, the consumer staples sector lagged the broader market, and our holdings in Heineken, British American Tobacco and Pernod Ricard underperformed. These companies are exposed to emerging markets and trended down in sympathy with the consumption slowdown in the region.

The strong upturn in eurozone stocks and in particular the region’s peripheral equity markets presented another headwind for the Fund’s relative performance. Ireland, Spain and Italy were among the top-performing countries in the fourth quarter as investors sought exposure with the expectation of earnings recovery. While companies such as portfolio holdings SKF, Atlas Copco or Legrand should benefit from a global recovery as much as from a eurozone recovery, these stocks were laggards during the period. Companies that are seen as potential self-help candidates, such as Siemens, did much better. We think that these recent market developments are based more on sentiment than on fundamentals, and we continue to favor Legrand, Atlas Copco and SKF as better investment opportunities. On the positive side, top contributors to relative returns during the period included DSV, Spectris and Assa Abloy, all of which were seen by the market as benefiting from an improving European economy.

We reviewed our holdings during the period and added to stocks that have sold off and where our investment thesis remains intact. Examples of that are British American Tobacco, Atlas Copco and Heineken. We reduced our holding in MTU Aero Engines based on concerns that the company’s long-term business strategy might hurt medium-term margins and free cash flow. While we continue to believe that the company is well-positioned, we now expect the benefits of the company’s strategy to pay off later than we originally expected. We also exited our position in Inditex during the period based on valuation. Lastly, we initiated a position in UBS since we believe that the company’s shift away from investment banking to focus on the wealth and asset management business should provide for attractive growth opportunities.

We see 2014 as an important year of reckoning. Companies will have to deliver on the hopes for a broad earnings recovery. We think that stock picking will be extremely important. We believe stocks that disappoint will be hit hard, while those companies that are going to deliver or continue to deliver should do well. We see quite a significant disconnect between valuations in the peripheral areas of Europe (e.g., Italy and Spain), where investor demand and expectations have driven stock prices higher despite a lack of notable improvements in earnings revisions, and the core area of Europe (Germany, Sweden, etc.) where valuations do not seem to fully price in the level of expected earnings.

Sincerely,

C. Dirk Enderlein, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Strategic European Equity Fund
A Message to Our Shareholders
December 31, 2013

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies.  Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.  These risks are greater in emerging markets.  Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Strategic European Equity Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 97.2%

Belgium — 4.3%
35,626	Anheuser-Busch InBev NV	3,788,350
25,816	UCB SA	1,923,344
		5,711,694
Denmark — 2.7%
109,922	DSV A/S	3,609,017

Finland — 1.9%
55,012	Kone OYJ	2,480,974

France — 13.4%
53,178	Bureau Veritas SA	1,552,525
11,548	Dassault Systemes	1,433,937
28,406	Edenred	951,106
68,044	Legrand SA	3,750,089
28,598	Pernod Ricard SA	3,258,218
49,926	Sanofi	5,331,863
9,254	Zodiac Aerospace	1,639,909
		17,917,647
Germany — 10.8%
17,287	Adidas AG	2,204,411
5,675	Bertrandt AG*	866,607
19,917	ElringKlinger AG	811,398
12,271	Gerry Weber International AG	521,541
10,499	Hugo Boss AG	1,495,339
368,713	Infineon Technologies AG	3,938,430
10,632	MTU Aero Engines Holdings AG	1,044,821
13,081	Norma Group SE*	650,291
5,649	Pfeiffer Vacuum Technology AG	769,023
44,197	ProSiebenSat.1 Media AG	2,194,650
		14,496,511
Italy — 0.6%
17,404	DiaSorin SpA	816,127

Luxembourg — 0.6%
6,698	RTL Group SA	866,948

Netherlands — 4.5%
15,750	ASML Holding NV	1,475,178
68,130	Heineken NV	4,604,692
		6,079,870
Portugal — 0.8%
54,340	Jeronimo Martins SGPS SA	1,062,554

Sweden — 13.3%
139,016	Alfa Laval AB	3,571,766
69,390	Assa Abloy AB	3,673,791
135,511	Atlas Copco AB	3,762,606
26,205	Axis Communications AB	911,304
164,710	SKF AB	4,319,585
78,564	Trelleborg AB	1,564,550
		17,803,602
Switzerland — 15.9%
294	Belimo Holding AG*	810,762
32,670	Cie Financiere Richemont SA	3,263,650
8,803	Geberit Ag	2,670,663
1,276	Inficon Holding AG*	492,856
74,329	Julius Baer Group Ltd.	3,571,956
391	LEM Holding SA*	305,945
118	Lindt & Spruengli AG	532,200
7,432	Roche Holding AG	2,081,898
612	SGS SA	1,408,979
3,039	Swatch Group AG	2,014,261
10,434	Tecan Group AG	1,238,258
154,700	UBS AG	2,962,096
		21,353,524
United Kingdom — 28.4%
62,210	Babcock International Group PLC	1,397,868
109,018	British American Tobacco PLC	5,851,474
239,227	Capita PLC	4,117,887
172,634	Compass Group PLC	2,771,632
42,442	Croda International PLC	1,730,071
107,252	Diageo PLC	3,554,196
97,662	Halma PLC	977,127
29,317	Intertek Group PLC	1,530,102
62,763	Jardine Lloyd Thompson Group PLC	1,059,431
154,961	Prudential PLC	3,462,468
42,552	Reckitt Benckiser Group PLC	3,380,172
20,752	Renishaw PLC	669,006
59,441	Spectris PLC	2,525,762
34,014	Spirax-Sarco Engineering PLC	1,688,151
13,176	SuperGroup PLC*	308,943
28,442	Victrex PLC	867,824
59,659	WH Smith PLC	990,639
19,157	Whitbread PLC	1,192,230
		38,074,983
Total Common Stocks (Cost $126,373,584)		130,273,451

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic European Equity Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Shares	Security Description	Value $

Short-Term Investments — 3.2%

Money Market Funds — 3.2%
4,277,594	DWS Cash Account Trust — Government
	& Agency Securities Portfolio, 0.03%#	4,277,594
Total Short-Term Investments (Cost $4,277,594)		4,277,594
Total Investments — 100.4% (Cost $130,651,178)		134,551,045
Liabilities in Excess of Other Assets — (0.4)%		(508,485)
NET ASSETS — 100.0%		$134,042,560

COUNTRY ALLOCATION
% of Net Assets

United Kingdom	28.4%
Switzerland	15.9%
France	13.4%
Sweden	13.3%
Germany	10.8%
Netherlands	4.5%
Belgium	4.3%
Money Market Funds	3.2%
Denmark	2.7%
Finland	1.9%
Portugal	0.8%
Italy	0.6%
Luxembourg	0.6%
Other Assets and Liabilities	(0.4)%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
December 31, 2013

Dear Shareholder:

The Brown Advisory Mortgage Securities Fund was launched on December 26, 2013. The fund seeks to maximize total return consistent with preservation of capital through a portfolio of fixed income instruments related to residential mortgage-backed securities (“MBS”). The primary emphasis of the portfolio is on securities guaranteed by a government-sponsored entity.

We evaluate the attractiveness, income potential and price appreciation potential of potential holdings based on several factors, including but not limited to our view on interest rates, interest rate volatility and mortgage prepayment trends (including the pace of refinancing activity and the overall mobility of homeowners). These factors are applied across the market broadly in determining the coupon rates and maturities that we want to emphasize at any given time. More important, we consider these factors as we perform analysis at the individual security level, analyzing the specific characteristics of a given pool of MBS or similarly structured securities.

As of this writing, we believe that there is attractive upside/downside balance to be found in various corners of the mortgage market. Here is one example of many: We are attracted to pools of loans that offer some form of protection against refinancings in a falling-rate environment, but where the underlying mortgage rates are only slightly above current market averages. (Protection against refinancing is generally beneficial for investors—if a mortgage is prepaid, then it ends up producing less cash flow over its lifetime than initially expected.) Currently, the market is not attaching much value to the favorable protection characteristics in these instances, so if rates rise, we believe that these bonds can perform on par with other mortgages. However, if rates fall (the most common driver of increasing refinancing activity), we believe that these refinancing-protected pools will perform extremely well relative to non-protected pools.

We also are finding attractive securities in the municipal housing bond market. These are pools of loans that are originated through local-government agencies, generally either to lower-income families or for home purchases in select neighborhoods. While these bonds carry the same backing from Fannie Mae, Freddie Mac or the U.S. Department of Housing as a typical mortgage-backed security, they often trade at attractive discounts, mostly because of liquidity.

These are just a few examples of where we are focusing our investments. We believe that this selective approach has the potential to produce attractive performance over time.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 41.7%
164,151	Federal Home Loan Banks, Series MI-2017^	4.78%	01/25/2017	171,710
49,854	Federal Home Loan Banks, Series SB-2016^	4.89%	12/23/2016	52,292
468	FHLMC PC, Pool# G1-1357	5.50%	01/01/2018	498
1,626	FHLMC PC, Pool# E0-1488	5.00%	10/01/2018	1,724
797	FHLMC PC, Pool# C9-0242	6.00%	12/01/2018	879
17,706	FHLMC PC, Pool# G1-1778	5.50%	10/01/2020	19,253
465	FHLMC PC, Pool# G1-1924	5.50%	03/01/2021	507
1,457	FHLMC PC, Pool# C9-0428	6.00%	03/01/2021	1,608
254	FHLMC PC, Pool# J0-1540	5.00%	04/01/2021	269
1,753	FHLMC PC, Pool# G1-2110	5.50%	06/01/2021	1,910
1,892	FHLMC PC, Pool# G1-2522	5.00%	02/01/2022	2,047
3,343	FHLMC PC, Pool# G1-2600	5.50%	03/01/2022	3,642
2,142	FHLMC PC, Pool# G1-2710	5.50%	07/01/2022	2,329
167	FHLMC PC, Pool# 84-5640#	2.64%	08/01/2023	179
32,938	FHLMC PC, Pool# G1-3584	4.50%	06/01/2024	35,397
138,554	FHLMC PC, Pool# J1-0467	4.50%	08/01/2024	148,895
69,192	FHLMC PC, Pool# J1-1196	4.50%	11/01/2024	74,361
1,925,832	FHLMC PC, Pool# J2-6518	3.50%	12/01/2028	2,011,592
11	FHLMC PC, Pool# C3-6309	7.00%	02/01/2030	12
109	FHLMC PC, Pool# G0-1317	7.00%	10/01/2031	123
23	FHLMC PC, Pool# C5-8701	7.00%	10/01/2031	24
65	FHLMC PC, Pool# G0-1391	7.00%	04/01/2032	75
262,740	FHLMC PC, Pool# 1B-0889#	2.39%	05/01/2033	279,366
26,281	FHLMC PC, Pool# 1B-1275#	2.41%	10/01/2033	27,753
428,731	FHLMC PC, Pool# 1J-0203#	2.46%	04/01/2035	456,009
2,439	FHLMC PC, Pool# A4-6671	5.00%	08/01/2035	2,636
2,736	FHLMC PC, Pool# G0-8079	5.00%	09/01/2035	2,956
27,387	FHLMC PC, Pool# 1B-3950#	5.42%	11/01/2035	28,989
115,067	FHLMC PC, Pool# 1L-1263#	2.38%	03/01/2036	121,762
13,255	FHLMC PC, Pool# 1J-1317#	2.63%	04/01/2036	14,204
6,075	FHLMC PC, Pool# 1G-2408#	2.24%	06/01/2036	6,456
17,291	FHLMC PC, Pool# 84-7625#	1.96%	07/01/2036	18,342
15,676	FHLMC PC, Pool# G0-2274	5.00%	07/01/2036	16,938
538	FHLMC PC, Pool# A5-9220	5.00%	04/01/2037	580
7,807	FHLMC PC, Pool# 1J-0573#	2.65%	08/01/2037	8,351
8,428	FHLMC PC, Pool# 1B-4292#	2.53%	09/01/2038	8,859
267,754	FHLMC PC, Pool# A8-7434	5.00%	07/01/2039	290,108
2,061,263	FHLMC REMIC, Series 3846	1.50%	09/15/2020	2,093,449
682,124	FHLMC REMIC, Series 3829	4.00%	05/15/2022	708,454
115,322	FHLMC REMIC, Series 2692	5.00%	12/15/2022	118,380
795,000	FHLMC REMIC, Series 3814	3.00%	02/15/2026	778,823
129,428	FHLMC REMIC, Series 3636	4.00%	08/15/2027	132,996
1,245	FHLMC REMIC, Series 2586	4.00%	12/15/2032	1,244
655,163	FHLMC REMIC, Series 3878	3.00%	04/15/2041	666,708
1,404,570	FHLMC REMIC, Series 4105#	0.57%	09/15/2042	1,399,894
130,148	FNMA, Pool# 745504#	5.16%	02/01/2016	139,329
4,716	FNMA, Pool# 576086	6.00%	03/01/2016	4,839
67,989	FNMA, Pool# 254089	6.00%	12/01/2016	71,450
432	FNMA, Pool# 555013	5.50%	11/01/2017	462
3,613	FNMA, Pool# 725544	5.50%	12/01/2017	3,867
16,229	FNMA, Pool# 763020	3.50%	08/01/2018	17,000
80,192	FNMA, Pool# 744697	4.50%	10/01/2018	85,454
22,992	FNMA, Pool# 725185	5.00%	02/01/2019	24,671
62,211	FNMA, Pool# 803941#	2.56%	11/01/2019	62,426
353,237	FNMA, Pool# 801904	4.50%	11/01/2019	384,062
21,702	FNMA, Pool# 255626	5.00%	03/01/2020	23,389

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
378,816	FNMA, Pool# 889738	5.00%	09/01/2022	408,058
98,717	FNMA, Pool# 970382	4.50%	03/01/2023	105,353
93,550	FNMA, Pool# 984075	4.50%	06/01/2023	99,882
1,191	FNMA, Pool# 303585	7.00%	10/01/2025	1,316
128,643	FNMA, Pool# 256030	4.50%	11/01/2025	136,236
1,678	FNMA, Pool# 303713	6.50%	02/01/2026	1,903
6,717,377	FNMA, Pool# AJ5336	3.00%	11/01/2026	6,875,017
2,047,276	FNMA, Pool# AP4509	3.00%	09/01/2027	2,095,526
1,284,174	FNMA, Pool# AQ5078	3.00%	12/01/2027	1,315,293
586,538	FNMA, Pool# AR7905	3.00%	03/01/2028	599,577
14,873	FNMA, Pool# 539082	7.00%	08/01/2028	15,193
2,957	FNMA, Pool# 592751	7.00%	06/01/2031	3,169
40,412	FNMA, Pool# 625536	6.00%	01/01/2032	44,811
57,444	FNMA, Pool# 628837	6.50%	03/01/2032	64,005
228,477	FNMA, Pool# 663238	5.50%	09/01/2032	252,014
1,254	FNMA, Pool# 555531	5.50%	06/01/2033	1,392
1,455	FNMA, Pool# 555591	5.50%	07/01/2033	1,606
61,685	FNMA, Pool# 748643#	1.93%	09/01/2033	64,699
1,568	FNMA, Pool# 555876	5.50%	10/01/2033	1,744
111,751	FNMA, Pool# 744805#	1.89%	11/01/2033	116,799
248,636	FNMA, Pool# 741373#	2.70%	12/01/2033	264,839
92,614	FNMA, Pool# 764342#	1.90%	02/01/2034	96,815
4,846	FNMA, Pool# 725424	5.50%	04/01/2034	5,349
228,216	FNMA, Pool# 780488#	4.98%	07/01/2034	243,513
2,105	FNMA, Pool# 735022	5.50%	12/01/2034	2,320
49,636	FNMA, Pool# 796283	5.50%	12/01/2034	54,626
16,995	FNMA, Pool# 735263#	2.23%	01/01/2035	18,038
7,154	FNMA, Pool# 821252#	2.22%	05/01/2035	7,550
1,726	FNMA, Pool# 255706	5.50%	05/01/2035	1,902
130	FNMA, Pool# 735580	5.00%	06/01/2035	141
135,648	FNMA, Pool# 836715#	2.36%	10/01/2035	143,222
175,287	FNMA, Pool# 836335#	5.34%	10/01/2035	190,735
14,697	FNMA, Pool# 851372#	2.38%	12/01/2035	15,530
2,536	FNMA, Pool# 256022	5.50%	12/01/2035	2,795
337	FNMA, Pool# 849496	5.50%	12/01/2035	371
59,330	FNMA, Pool# 848817	5.00%	01/01/2036	64,477
3,199	FNMA, Pool# 256059	5.50%	01/01/2036	3,522
2,129	FNMA, Pool# 845341	5.50%	01/01/2036	2,346
3,586	FNMA, Pool# 880371#	2.45%	02/01/2036	3,805
104,147	FNMA, Pool# 865849#	2.39%	03/01/2036	111,450
2,743	FNMA, Pool# 895860#	1.80%	04/01/2036	2,859
6,385	FNMA, Pool# 891332#	2.03%	04/01/2036	6,752
458	FNMA, Pool# 872005	5.50%	04/01/2036	503
10,170	FNMA, Pool# 745480#	5.77%	04/01/2036	10,734
129,247	FNMA, Pool# 882017#	1.93%	05/01/2036	139,089
3,398	FNMA, Pool# 901006#	2.25%	09/01/2036	3,626
11,457	FNMA, Pool# 902188#	2.42%	11/01/2036	12,244
426	FNMA, Pool# 905690	5.50%	12/01/2036	468
77,409	FNMA, Pool# 888445#	4.90%	04/01/2037	83,022
37,562	FNMA, Pool# 888463#	5.84%	05/01/2037	40,518
812	FNMA, Pool# 960392	5.50%	12/01/2037	893
11,774	FNMA, Pool# 933628#	5.04%	07/01/2038	12,635
7,344	FNMA, Pool# 965185#	1.88%	09/01/2038	7,683
217,707	FNMA, Pool# AA7686	4.50%	06/01/2039	231,439
165,302	FNMA, Pool# AA8449	4.50%	06/01/2039	175,993
31,534	FNMA, Pool# AC4824#	3.60%	10/01/2039	33,707

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
2,200,988	FNMA, Pool# AE0881#	3.16%	02/01/2041	2,338,398
14,465	FNMA, Pool# AH4794	5.00%	02/01/2041	15,786
221,119	FNMA, Pool# AH6783	4.00%	03/01/2041	228,187
41,611	FNMA, Pool# AI1170	5.00%	04/01/2041	45,491
204,378	FNMA, Pool# AJ4245	4.00%	11/01/2041	210,916
19,209	FNMA, Pool# AR1150	3.00%	01/01/2043	18,263
3,694,093	FNMA, Pool# AB9886	4.00%	07/01/2043	3,812,084
656,102	FNMA REMIC Trust, Series 2003-122	4.00%	12/25/2018	690,878
21,457	FNMA REMIC Trust, Series 2012-1	1.75%	12/25/2021	21,701
156,670	FNMA REMIC Trust, Series 2004-65	4.50%	01/25/2025	157,417
695,000	FNMA REMIC Trust, Series 2011-18	4.00%	10/25/2025	720,779
638,075	FNMA REMIC Trust, Series 2003-18	5.50%	09/25/2032	667,474
2,140,879	FNMA REMIC Trust, Series 2012-96#	0.46%	07/25/2041	2,143,156
622,869	FNMA REMIC Trust, Series 2012-10#	0.71%	02/25/2042	626,523
604,346	FNMA REMIC Trust, Series 2012-15#	0.71%	03/25/2042	604,652
23,608	FNMA REMIC Trust, Series 2003-W10	4.30%	06/25/2043	24,843
7,761	FNMA REMIC Trust, Series 2003-W12	4.48%	06/25/2043	8,326
46,567	FNMA REMIC Trust, Series 2003-W12	4.55%	06/25/2043	50,058
25,361	FNMA REMIC Trust, Series 2003-W12	4.68%	06/25/2043	27,481
29,588	FNMA REMIC Trust, Series 2003-W12	5.00%	06/25/2043	32,047
142	FNMA, Series 1990-105	6.50%	09/25/2020	154
47	GNMA, Pool# 180963X	9.50%	11/15/2016	47
1,523	GNMA, Pool# 781403X	6.00%	02/15/2017	1,599
268	GNMA, Pool# 198708X	9.50%	04/15/2017	275
133,054	GNMA, Pool# 781450	5.00%	06/15/2017	141,882
1,409	GNMA, Pool# 250287X	8.00%	09/15/2017	1,435
52,324	GNMA, Pool# 595167X	5.50%	11/15/2017	56,202
23,037	GNMA, Pool# 552929X	5.00%	12/15/2017	24,650
4,944	GNMA, Pool# 607669X	5.00%	02/15/2018	5,273
14,191	GNMA, Pool# 594102X	4.50%	09/15/2018	15,178
15,794	GNMA, Pool# 780576X	7.00%	12/15/2022	18,192
68,411	GNMA, Pool# 723460X	4.00%	12/15/2024	72,478
2,277	GNMA, Pool# 780195X	8.00%	07/15/2025	2,687
20,383	GNMA, Pool# 487110	6.50%	04/15/2029	23,285
374	GNMA, Pool# 536231X	9.00%	07/15/2030	379
5,598	GNMA, Pool# 571166	7.00%	08/15/2031	5,852
550,040	GNMA, Pool# 604002X	5.50%	02/15/2033	624,006
116,261	GNMA, Pool# 003426M	4.00%	07/20/2033	121,279
533,268	GNMA, Pool# 701532X	4.50%	10/15/2034	575,268
182,458	GNMA, Pool# 617475X	6.00%	04/15/2037	203,648
166,376	GNMA, Pool# 667337X	6.50%	04/15/2037	185,773
8,871	GNMA, Pool# 004017M	6.00%	08/20/2037	9,994
6,540	GNMA, Pool# 565240X	6.50%	09/15/2037	7,301
6,561	GNMA, Pool# 676322X	7.00%	09/15/2037	7,456
21,787	GNMA, Pool# 646058X	6.00%	11/15/2037	24,268
166,033	GNMA, Pool# 672372	6.00%	11/15/2037	187,483
775,380	GNMA, Pool# 082512M#	2.00%	04/20/2040	805,575
22,428	GNMA REMIC Trust, Series 201-03	3.00%	01/16/2027	23,378
18,055	GNMA REMIC Trust, Series 2005-12	4.66%	12/16/2030	18,295
20,881	GNMA REMIC Trust, Series 2010-159	2.16%	01/16/2033	20,969
2,338	GNMA REMIC Trust, Series 2003-97	4.50%	03/20/2033	2,471
3,024,048	GNMA REMIC Trust, Series 2013-55	1.32%	05/16/2034	3,008,507
161,003	GNMA REMIC Trust, Series 2011-6	2.20%	01/16/2035	161,900
438,789	GNMA REMIC Trust, Series 2010-32	3.00%	03/20/2036	449,899
1,230,000	GNMA REMIC Trust, Series 2010-124	2.79%	05/16/2037	1,258,571
28,706	GNMA REMIC Trust, Series 2010-2	4.00%	01/20/2038	30,032

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2013 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
1,065,000	GNMA REMIC Trust, Series 2006-63	5.01%	03/16/2038	1,124,164
1,461,956	GNMA REMIC Trust, Series 2011-121#	0.57%	03/16/2043	1,428,708
725,000	GNMA REMIC Trust, Series 2012-44	2.95%	08/16/2043	687,873
715,000	GNMA REMIC Trust, Series 2011-126	2.65%	01/16/2045	725,871
2,902,863	GNMA REMIC Trust, Series 2013-17	2.30%	01/16/2049	2,891,254
Total Mortgage Backed Securities (Cost $52,102,734)				52,126,607

Municipal Bonds — 11.8%
2,395,000	Delaware State Housing Authority Callable 1/1/2021 @ 100^	2.75%	12/01/2041	2,252,282
3,497,465	Illinois Housing Development Authority Callable 1/1/2023 @ 100^	2.75%	06/01/2043	3,208,854
3,105,497	Minnesota Housing Finance Agency Callable 1/1/2023 @ 100^	2.70%	09/01/2041	2,833,704
580,000	Missouri Housing Development Commission Callable 11/1/2019 @ 100^	2.65%	11/01/2040	542,207
2,667,023	New Mexico State Mortgage Finance Authority Callable 6/1/2023 @ 100^	2.85%	07/01/2043	2,493,400
3,482,424	Virginia State Housing Development Authority Homeownership Tax Mortgage Bonds	3.25%	08/25/2042	3,329,337
Total Municipal Bonds (Cost $14,658,396)				14,659,784

Asset Backed Securities — 6.3%
3,770,000	Ally Master Owner Trust 2012-4, Series A	1.72%	07/15/2019	3,782,200
2,701,231	Fannie Mae Connecticut Avenue Securities CO1 M1#	2.16%	10/25/2023	2,714,508
1,240,000	Ford Credit Floorplan Master Owner Trust 2013-1, Series C	1.37%	01/15/2018	1,238,456
85,805	SLM Student Loan Trust 2007-1, Series 2007-1#	0.30%	01/25/2022	85,435
Total Asset Backed Securities (Cost $7,821,400)				7,820,599

Short-Term Investments — 44.8%

Money Market Funds — 44.8%
56,013,231	DWS Cash Account Trust — Government & Agency Securities Portfolio, 0.03%*			56,013,231
Total Short-Term Investments (Cost $56,013,231)				56,013,231
Total Investments — 104.6% (Cost $130,595,761)				130,620,221
Liabilities in Excess of Other Assets — (4.6)%				(5,703,080)
NET ASSETS — 100.0%				$124,917,141

PORTFOLIO HOLDINGS
% of Net Assets

Money Market Funds	44.8%
Mortgage Backed Securities	41.7%
Municipal Bonds	11.8%
Asset Backed Securities	6.3%
Other Assets and Liabilities	(4.6)%
100.0%

^	Continuously callable with 30 days notice.
#	Variable rate security. Rate disclosed is as of December 31, 2013.
*	Annualized seven-day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2013 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	VALUE	FLEXIBLE	SMALL-CAP
	EQUITY	EQUITY	EQUITY	GROWTH
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$2,124,707,137	$171,512,773	$113,813,702	$197,549,860
Net unrealized appreciation (depreciation)	612,200,989	49,186,269	35,799,841	128,945,035
Total investments, at market value	2,736,908,126	220,699,042	149,613,543	326,494,895
Cash	—	46,784	14,453	—
Receivables:
Investment securities sold	—	1,745,594	—	706,306
Fund shares sold	2,868,117	583,694	1,051,648	264,095
Interest and dividends	1,360,044	321,299	202,333	175,154
Prepaid expenses and other assets	110,767	50,723	55,872	47,961
Total Assets	2,741,247,054	223,447,136	150,937,849	327,688,411
LIABILITIES
Payables:
Investment securities purchased	14,027,148	1,864,239	1,026,423	—
Fund shares redeemed	2,148,292	15,000	3,501	57,908
Accrued Liabilities:
Investment advisory fees, net	1,351,042	110,070	73,045	232,351
Administration, accounting, and transfer agent fees	206,560	19,907	12,364	27,802
Custodian fees	19,423	2,452	169	3,459
Service fees	316,761	27,516	17,977	39,923
Business management fees	112,587	9,173	6,087	13,668
Distribution fees	22,394	1,103	8,491	4,146
Other liabilities	136,372	17,938	13,106	23,557
Total Liabilities	18,340,579	2,067,398	1,161,163	402,814
NET ASSETS	$2,722,906,475	$221,379,738	$149,776,686	$327,285,597
COMPONENTS OF NET ASSETS
Paid-in capital	$2,109,372,225	$180,097,154	$118,729,532	$198,469,033
Undistributed (Accumulated) net investment income (loss)	(3,135,359)	564,015	5,811	(1,045,597)
Accumulated net realized gain (loss)	4,468,620	(8,467,700)	(4,758,511)	917,126
Unrealized appreciation (depreciation) on investments	612,200,989	49,186,269	35,799,841	128,945,035
Unrealized appreciation (depreciation) on foreign receivables	—	—	13	—
NET ASSETS	$2,722,906,475	$221,379,738	$149,776,686	$327,285,597
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$172,096,693	$13,541	$1,955,993	$8,417,406
Shares outstanding (unlimited shares authorized)	9,158,274	780	137,316	227,698
Net asset value per share	$18.79	$17.36	$14.24	$36.97
Investor Shares:
Net assets	$2,500,846,135	$219,516,029	$133,104,980	$311,617,345
Shares outstanding (unlimited shares authorized)	133,237,289	12,642,387	9,352,574	16,737,280
Net asset value per share	$18.77	$17.36	$14.23	$18.62
Advisor Shares:
Net assets	$49,963,647	$1,850,168	$14,715,713	$7,250,846
Shares outstanding (unlimited shares authorized)	2,738,671	105,854	1,033,989	403,506
Net asset value per share	$18.24	$17.48	$14.23	$17.97

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2013 (Unaudited)

	BROWN		BROWN	BROWN
	ADVISORY	BROWN	ADVISORY	ADVISORY
	SMALL-CAP	ADVISORY	MARYLAND	INTERMEDIATE
	FUNDAMENTAL	OPPORTUNITY	BOND	INCOME
	VALUE FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$400,077,672	$7,889,978	$208,246,259	$226,221,127
Net unrealized appreciation (depreciation)	145,818,179	3,389,192	1,379,780	(1,447,169)
Total investments, at market value	545,895,851	11,279,170	209,626,039	224,773,958
Receivables:
Investment securities sold	—	131,579	2,128,501	3,265
Fund shares sold	2,377,195	—	119,357	778,314
Interest and dividends	816,365	8,227	2,954,353	999,413
Prepaid expenses and other assets	53,749	17,123	12,160	47,087
Total Assets	549,143,160	11,436,099	214,840,410	226,602,037
LIABILITIES
Payables:
Investment securities purchased	—	—	—	1,443,400
Fund shares redeemed	88,514	11,410	481,655	552,112
Distributions	—	—	309,232	—
Accrued Liabilities:
Investment advisory fees, net	387,460	7,807	56,807	58,049
Administration, accounting, and transfer agent fees	43,027	1,379	25,102	23,520
Custodian fees	5,906	1,113	2,038	2,749
Service fees	66,190	1,419	9,468	9,675
Business management fees	22,792	473	9,468	9,675
Distribution fees	11,908	—	—	9,060
Other liabilities	29,027	11,275	26,228	19,612
Total Liabilities	654,824	34,876	919,998	2,127,852
NET ASSETS	$548,488,336	$11,401,223	$213,920,412	$224,474,185
COMPONENTS OF NET ASSETS
Paid-in capital	$407,889,310	$14,930,313	$213,194,900	$227,624,906
Undistributed (Accumulated) net investment income (loss)	(275,577)	(58,695)	—	(346,594)
Accumulated net realized gain (loss)	(4,943,576)	(6,859,587)	(654,268)	(1,356,958)
Unrealized appreciation (depreciation) on investments	145,818,179	3,389,192	1,379,780	(1,447,169)
NET ASSETS	$548,488,336	$11,401,223	$213,920,412	$224,474,185
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$17,502,105	$—	$—	$—
Shares outstanding (unlimited shares authorized)	745,411	—	—	—
Net asset value per share	$23.48	$—	$—	$—
Investor Shares:
Net assets	$511,117,810	$11,401,223	$213,920,412	$211,109,000
Shares outstanding (unlimited shares authorized)	21,768,228	505,634	20,154,757	20,053,482
Net asset value per share	$23.48	$22.55	$10.61	$10.53
Advisor Shares:
Net assets	$19,868,421	$—	$—	$13,365,185
Shares outstanding (unlimited shares authorized)	847,577	—	—	1,294,266
Net asset value per share	$23.44	$—	$—	$10.33
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2013 (Unaudited)

		BROWN	BROWN	BROWN
	BROWN	ADVISORY	ADVISORY	ADVISORY
	ADVISORY	EQUITY	SUSTAINABLE	TAX EXEMPT
	TACTICAL	INCOME	GROWTH	BOND
	BOND FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$22,030,677	$149,916,422	$149,936,748	$171,209,082
Net unrealized appreciation (depreciation)	(20,840)	38,221,500	60,164,673	(3,236,295)
Total investments, at market value	22,009,837	188,137,922	210,101,421	167,972,787
Cash	—	32,073	—	—
Unrealized appreciation on swaps	250,966	—	—	—
Deposit at broker	101,735	—	—	—
Receivables:
Investment securities sold	7,684,953	—	—	—
Fund shares sold	76,376	6,916	566,586	1,723,000
Interest and dividends	88,416	576,347	58,729	1,787,460
Prepaid expenses and other assets	25,476	58,016	44,455	23,346
Total Assets	30,237,759	188,811,274	210,771,191	171,506,593
LIABILITIES
Payables:
Investment securities purchased	7,342,285	—	—	4,944,878
Fund shares redeemed	—	34,028	147,538	871,408
Distributions	—	—	—	202,332
Accrued Liabilities:
Investment advisory fees, net	11,644	95,237	104,721	38,974
Administration, accounting, and transfer agent fees	2,230	17,531	18,654	16,607
Custodian fees	516	2,576	1,741	1,520
Service fees	2,911	23,808	22,462	6,496
Business management fees	970	7,936	8,727	6,496
Distribution fees	14,358	1,806	86,948	—
Other liabilities	12,377	21,926	20,499	21,851
Total Liabilities	7,387,291	204,848	411,290	6,110,562
NET ASSETS	$22,850,468	$188,606,426	$210,359,901	$165,396,031
COMPONENTS OF NET ASSETS
Paid-in capital	$23,751,843	$147,382,752	$166,972,611	$170,541,598
Undistributed (Accumulated) net investment income (loss)	(463,517)	44,962	(599,546)	—
Accumulated net realized gain (loss)	(667,984)	2,957,212	(16,177,837)	(1,909,272)
Unrealized appreciation (depreciation) on investments	(20,840)	38,221,500	60,164,673	(3,236,295)
Unrealized appreciation on swaps	250,966	—	—	—
NET ASSETS	$22,850,468	$188,606,426	$210,359,901	$165,396,031
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$12,388	$29,621,650	$—
Shares outstanding (unlimited shares authorized)	—	949	2,112,956	—
Net asset value per share	$—	$13.05	$14.02	$—
Investor Shares:
Net assets	$—	$185,598,609	$40,082,949	$165,396,031
Shares outstanding (unlimited shares authorized)	—	14,228,636	2,866,642	16,957,975
Net asset value per share	$—	$13.04	$13.98	$9.75
Advisor Shares:
Net assets	$22,850,468	$2,995,429	$140,655,302	$—
Shares outstanding (unlimited shares authorized)	2,350,795	229,931	10,094,632	—
Net asset value per share	$9.72	$13.03	$13.93	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2013 (Unaudited)

		BROWN
	BROWN	ADVISORY	BROWN
	ADVISORY	STRATEGIC	ADVISORY
	EMERGING	EUROPEAN	MORTGAGE
	MARKETS	EQUITY	SECURITIES
	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$149,869,621	$130,651,178	$130,595,761
Net unrealized appreciation (depreciation)	1,471,645	3,899,867	24,460
Total investments, at market value	151,341,266	134,551,045	130,620,221
Cash	—	—	18
Foreign currency	32,225	—	—
Foreign currency receivable	—	2,505,319	—
Receivables:
Investment securities sold	—	250,285	—
Fund shares sold	98,772	1,614,800	—
Interest and dividends	43,993	24,579	138,442
Prepaid expenses and other assets	48,223	41,785	506
Total Assets	151,564,479	138,987,813	130,759,187
LIABILITIES
Payables:
Investment securities purchased	334,947	2,297,392	5,831,924
Foreign currency purchased	—	2,497,808	—
Fund shares redeemed	58,343	—	—
Accrued Liabilities:
Investment advisory fees, net	116,690	90,809	5,133
Administration, accounting, and transfer agent fees	15,360	6,623	1,070
Custodian fees	54,158	30,170	114
Service fees	1,990	1,369	855
Business management fees	6,483	5,045	855
Distribution fees	642	21	—
Other liabilities	18,417	16,016	2,095
Total Liabilities	607,030	4,945,253	5,842,046
NET ASSETS	$150,957,449	$134,042,560	$124,917,141
COMPONENTS OF NET ASSETS
Paid-in capital	$155,303,728	$130,404,219	$124,887,247
Undistributed (Accumulated) net investment income (loss)	(172,990)	(170,902)	5,434
Accumulated net realized gain (loss)	(5,644,792)	(90,624)	—
Unrealized appreciation (depreciation) on investments	1,471,645	3,899,867	24,460
Unrealized depreciation on foreign receivables	(142)	—	—
NET ASSETS	$150,957,449	$134,042,560	$124,917,141
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$135,761,681	$121,957,200	$124,917,141
Shares outstanding (unlimited shares authorized)	14,044,301	11,948,668	12,488,725
Net asset value per share	$9.67	$10.21	$10.00
Investor Shares:
Net assets	$14,752,116	$11,989,800	$—
Shares outstanding (unlimited shares authorized)	1,526,692	1,175,042	—
Net asset value per share	$9.66	$10.20	$—
Advisor Shares:
Net assets	$443,652	$95,560	$—
Shares outstanding (unlimited shares authorized)	45,980	9,366	—
Net asset value per share	$9.65	$10.20	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2013 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	VALUE	FLEXIBLE	SMALL-CAP
	EQUITY	EQUITY	EQUITY	GROWTH
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$9,131,567	$1,876,425	$950,351	$629,497
Less: foreign taxes withheld	—	(14,016)	(14,509)	—
Interest Income	12,875	1,605	1,141	2,770
Total investment income	9,144,442	1,864,014	936,983	632,267
EXPENSES
Investment advisory fees	7,363,261	594,805	373,573	1,374,043
Service fees	1,731,175	148,692	92,168	236,395
Business management fees	613,605	49,567	31,131	80,826
Administration, accounting, and transfer agent fees	569,353	47,655	31,242	76,553
Registration fees	196,430	31,272	32,110	38,548
Professional fees	137,232	18,918	15,422	26,797
Miscellaneous expenses	129,437	14,948	9,180	23,252
Trustee fees and expenses	61,077	5,150	3,065	8,850
Distribution fees	38,198	2,196	14,310	7,875
Custodian fees	38,069	4,192	4,691	6,081
Insurance fees	27,591	2,445	1,304	4,529
Total Expenses	10,905,428	919,840	608,196	1,883,749
Expenses recouped by adviser	—	—	18,551	—
Net Expenses	10,905,428	919,840	626,747	1,883,749
NET INVESTMENT INCOME (LOSS)	(1,760,986)	944,174	310,236	(1,251,482)
NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	37,126,696	7,558,372	511,075	11,202,505
Net change in unrealized appreciation (depreciation) on:
Investments	324,134,935	24,538,282	17,716,921	53,153,263
Foreign receivables	—	—	13	—
Net change in unrealized appreciation (depreciation)	324,134,935	24,538,282	17,716,934	53,153,263
NET REALIZED AND UNREALIZED GAIN	361,261,631	32,096,654	18,228,009	64,355,768
INCREASE IN NET ASSETS FROM OPERATIONS	$359,500,645	$33,040,828	$18,538,245	$63,104,286

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2013 (Unaudited)

	BROWN		BROWN	BROWN
	ADVISORY	BROWN	ADVISORY	ADVISORY
	SMALL-CAP	ADVISORY	MARYLAND	INTERMEDIATE
	FUNDAMENTAL	OPPORTUNITY	BOND	INCOME
	VALUE FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$4,229,125	$44,293	$—	$—
Less: foreign taxes withheld	(1,778)	(395)	—	—
Interest Income	2,815	47	2,893,934	2,293,470
Total investment income	4,230,162	43,945	2,893,934	2,293,470
EXPENSES
Investment advisory fees	2,029,615	44,095	349,826	372,089
Service fees	352,887	7,781	58,304	62,013
Business management fees	119,389	2,594	58,304	62,013
Administration, accounting, and transfer agent fees	111,659	3,460	81,260	70,627
Registration fees	50,108	10,637	4,242	31,238
Professional fees	36,225	9,635	24,724	20,435
Miscellaneous expenses	30,435	1,428	21,710	16,370
Distribution fees	22,589	—	—	18,963
Trustee fees and expenses	12,368	244	6,754	7,037
Custodian fees	11,915	1,289	4,031	5,308
Insurance fees	5,861	142	3,999	4,020
Total Expenses	2,783,051	81,305	613,154	670,113
Expenses waived by adviser	—	(3,492)	—	—
Net Expenses	2,783,051	77,813	613,154	670,113
NET INVESTMENT INCOME (LOSS)	1,447,111	(33,868)	2,280,780	1,623,357
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	14,028,355	537,465	(654,296)	(1,356,943)
Net change in unrealized appreciation (depreciation) on:
Investments	79,806,622	1,511,140	(1,749,692)	(938,703)
Foreign receivables	—	—	—	—
Net change in unrealized appreciation (depreciation)	79,806,622	1,511,140	(1,749,692)	(938,703)
NET REALIZED AND UNREALIZED GAIN (LOSS)	93,834,977	2,048,605	(2,403,988)	(2,295,646)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$95,282,088	$2,014,737	$(123,208)	$(672,289)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2013 (Unaudited)

		BROWN	BROWN	BROWN
	BROWN	ADVISORY	ADVISORY	ADVISORY
	ADVISORY	EQUITY	SUSTAINABLE	TAX EXEMPT
	TACTICAL	INCOME	GROWTH	BOND
	BOND FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$—	$2,935,542	$745,993	$—
Less: foreign taxes withheld	—	(69,420)	(7,256)	—
Interest Income	99,674	1,308	846	1,718,426
Total investment income	99,674	2,867,430	739,583	1,718,426
EXPENSES
Investment advisory fees	70,519	561,416	594,615	226,542
Distribution fees	29,383	3,453	169,644	—
Service fees	17,630	140,345	125,238	37,757
Registration fees	13,006	30,333	33,200	22,032
Professional fees	10,049	18,464	17,825	17,265
Administration, accounting, and transfer agent fees	6,399	45,372	48,819	43,708
Business management fees	5,877	46,785	49,551	37,757
Miscellaneous expenses	3,186	18,115	20,303	15,378
Custodian fees	886	3,584	3,498	2,984
Trustee fees and expenses	693	5,045	5,087	4,360
Insurance fees	398	2,720	2,800	2,546
Total Expenses	158,026	875,632	1,070,580	410,329
NET INVESTMENT INCOME (LOSS)	(58,352)	1,991,798	(330,997)	1,308,097
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(766,138)	5,897,875	6,432,310	(1,909,149)
Swaps	760,246	—	—	—
Net realized gain (loss)	(5,892)	5,897,875	6,432,310	(1,909,149)
Net change in unrealized appreciation (depreciation) on:
Investments	406,655	13,431,657	31,791,081	414,917
Swaps	(154,183)	—	—	—
Foreign receivables	—	—	97	—
Net change in unrealized appreciation (depreciation)	252,472	13,431,657	31,791,178	414,917
NET REALIZED AND UNREALIZED GAIN (LOSS)	246,580	19,329,532	38,223,488	(1,494,232)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$188,228	$21,321,330	$37,892,491	$(186,135)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2013 (Unaudited)

		BROWN
	BROWN	ADVISORY	BROWN
	ADVISORY	STRATEGIC	ADVISORY
	EMERGING	EUROPEAN	MORTGAGE
	MARKETS	EQUITY	SECURITIES
	FUND	FUND*	FUND^
INVESTMENT INCOME
Dividend income	$1,857,596	$107,153	$—
Less: foreign taxes withheld	(227,535)	(15,262)	—
Interest Income	1,575	442	15,556
Total investment income	1,631,636	92,333	15,556
EXPENSES
Investment advisory fees	687,651	181,496	5,133
Custodian fees	112,745	30,170	114
Administration, accounting, and transfer agent fees	43,160	10,083	1,097
Business management fees	38,203	10,083	855
Registration fees	28,238	13,795	800
Professional fees	18,791	7,242	681
Miscellaneous expenses	15,490	6,250	467
Service fees	10,986	2,680	855
Trustee fees and expenses	4,025	1,281	115
Insurance fees	1,977	134	5
Distribution fees	1,270	21	—
Total Expenses	962,536	263,235	10,122
NET INVESTMENT INCOME (LOSS)	669,100	(170,902)	5,434
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(3,482,404)	(90,624)	—
Net realized gain (loss)	(3,482,404)	(90,624)	—
Net change in unrealized appreciation (depreciation) on:
Investments	6,772,674	3,899,867	24,460
Foreign receivables	6,663	—	—
Net change in unrealized appreciation (depreciation)	6,779,337	3,899,867	24,460
NET REALIZED AND UNREALIZED GAIN	3,296,933	3,809,243	24,460
INCREASE IN NET ASSETS FROM OPERATIONS	$3,966,033	$3,638,341	$29,894

*	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to December 31, 2013.
^	Commenced operations on December 26, 2013. The information presented is for the period from December 26, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		VALUE EQUITY FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2013	June 30,	2013	June 30,
	(Unaudited)	2013	(Unaudited)	2013
OPERATIONS
Net investment income (loss)	$(1,760,986)	$2,080,980	$944,174	$2,324,972
Net realized gains (losses) on investments	37,126,696	(5,648,207)	7,558,372	13,481,067
Net change in unrealized appreciation (depreciation)	324,134,935	202,184,736	24,538,282	13,485,570
Increase in Net Assets from Operations	359,500,645	198,617,509	33,040,828	29,291,609
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	(65,974)	(128)	(178)
Investor Shares	—	(1,975,839)	(1,812,793)	(2,400,157)
Advisor Shares	—	(13,229)	(10,159)	(25,371)
Net realized gain:
Institutional Shares	(946,385)	—	—	—
Investor Shares	(14,286,713)	—	—	—
Advisor Shares	(297,701)	—	—	—
Total Distributions to Shareholders	(15,530,799)	(2,055,042)	(1,823,080)	(2,425,706)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	47,937,450	113,544,951	—	10,000
Investor Shares	717,470,423	820,532,267	31,901,718	27,858,672
Advisor Shares	28,194,889	9,830,221	500	3,075
Reinvestment of distributions:
Institutional Shares	893,939	65,974	—	178
Investor Shares	13,350,459	1,709,853	322,261	441,858
Advisor Shares	290,801	12,373	8,719	22,592
Redemption of shares:
Institutional Shares	(14,264,983)	(2,895,661)	—	—
Investor Shares	(201,891,340)	(311,681,632)	(4,439,213)	(50,239,650)
Advisor Shares	(4,489,608)	(2,403,058)	(58,541)	(963,619)
Redemption fees:
Institutional Shares	3	428	—	—
Investor Shares	1,773	11,002	193	13
Advisor Shares	2	6	—	—
Increase (Decrease) from Capital Share Transactions	587,493,808	628,726,724	27,735,637	(22,866,881)
Increase in Net Assets	931,463,654	825,289,191	58,953,385	3,999,022
NET ASSETS
Beginning of period / year	1,791,442,821	966,153,630	162,426,353	158,427,331
End of period / year	$2,722,906,475	$1,791,442,821	$221,379,738	$162,426,353
Undistributed (Accumulated) net investment income (loss)	$(3,135,359)	$(1,374,373)	$564,015	$1,442,921
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,698,130	7,369,370	—	766
Investor Shares	41,930,281	53,330,610	1,985,728	2,000,983
Advisor Shares	1,619,071	659,189	30	203
Reinvestment of distributions:
Institutional Shares	49,443	4,494	—	14
Investor Shares	739,228	116,475	18,628	34,466
Advisor Shares	16,570	865	501	1,752
Redemption of shares:
Institutional Shares	(777,287)	(185,876)	—	—
Investor Shares	(11,428,348)	(20,618,203)	(269,030)	(3,829,558)
Advisor Shares	(258,293)	(160,608)	(3,685)	(71,094)
Increase (Decrease) from Capital Share Transactions	34,588,795	40,516,316	1,732,172	(1,862,468)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	FLEXIBLE EQUITY FUND		SMALL-CAP GROWTH FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2013	June 30,	2013	June 30,
	(Unaudited)	2013	(Unaudited)	2013
OPERATIONS
Net investment income (loss)	$310,236	$255,458	$(1,251,482)	$(913,379)
Net realized gains on investments	511,075	381,342	11,202,505	19,273,284
Net change in unrealized appreciation (depreciation)	17,716,934	11,667,334	53,153,263	34,372,117
Increase in Net Assets from Operations	18,538,245	12,304,134	63,104,286	52,732,022
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(7,406)	(58)	—	—
Investor Shares	(368,373)	(230,035)	—	—
Advisor Shares	(28,875)	(3,699)	—	—
Net realized gain:
Institutional Shares	—	—	(369,009)	(633,269)
Investor Shares	—	—	(13,816,372)	(21,015,379)
Advisor Shares	—	—	(304,670)	(286,575)
Total Distributions to Shareholders	(404,654)	(233,792)	(14,490,051)	(21,935,223)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,851,826	10,000	11,500	15,705
Investor Shares	38,574,473	37,446,111	13,019,436	56,559,441
Advisor Shares	9,384,333	5,167,925	962,743	2,148,049
Reinvestment of distributions:
Institutional Shares	—	58	336,338	572,119
Investor Shares	180,778	81,645	7,763,483	16,467,524
Advisor Shares	27,104	2,102	185,410	256,880
Redemption of shares:
Institutional Shares	(99,923)	—	(506,080)	(1,017,846)
Investor Shares	(4,706,498)	(4,044,749)	(36,655,748)	(36,724,238)
Advisor Shares	(2,479,635)	(379,541)	(312,240)	(338,790)
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	317	137	51	515
Advisor Shares	171	—	—	—
Increase (Decrease) from Capital Share Transactions	42,732,946	38,283,688	(15,195,107)	37,939,359
Increase in Net Assets	60,866,537	50,354,030	33,419,128	68,736,158
NET ASSETS
Beginning of period / year	88,910,149	38,556,119	293,866,469	225,130,311
End of period / year	$149,776,686	$88,910,149	$327,285,597	$293,866,469
Undistributed (Accumulated) net investment income (loss)	$5,811	$100,229	$(1,045,597)	$205,885
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	144,171	956	319	585
Investor Shares	2,959,652	3,227,028	735,579	3,844,440
Advisor Shares	725,221	419,254	55,088	152,517
Reinvestment of distributions:
Institutional Shares	—	6	9,512	21,292
Investor Shares	12,758	7,754	435,906	1,214,419
Advisor Shares	1,667	200	10,786	19,579
Redemption of shares:
Institutional Shares	(7,817)	—	(14,105)	(34,801)
Investor Shares	(363,201)	(364,307)	(2,039,697)	(2,500,764)
Advisor Shares	(190,872)	(32,988)	(18,457)	(23,431)
Increase (Decrease) from Capital Share Transactions	3,281,579	3,257,903	(825,069)	2,693,836

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY
	FUNDAMENTAL VALUE FUND		OPPORTUNITY FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2013	June 30,	2013	June 30,
	(Unaudited)	2013	(Unaudited)	2013
OPERATIONS
Net investment income (loss)	$1,447,111	$2,631,366	$(33,868)	$(24,640)
Net realized gains	14,028,355	15,854,801	537,465	644,942
Net change in unrealized appreciation (depreciation)	79,806,622	45,698,631	1,511,140	1,222,400
Increase in Net Assets from Operations	95,282,088	64,184,798	2,014,737	1,842,702
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(140,496)	(44)	—	—
Investor Shares	(3,540,086)	(862,851)	—	—
Advisor Shares	(95,529)	(1,100)	—	—
Net realized gain:
Institutional Shares	(670,124)	—	—	—
Investor Shares	(19,658,733)	—	—	—
Advisor Shares	(760,942)	—	—	—
Total Distributions to Shareholders	(24,865,910)	(863,995)	—	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	15,467,305	1,048,500	—	—
Investor Shares	82,250,875	134,389,272	587,548	383,175
Advisor Shares	900,195	13,977,201	—	—
Reinvestment of distributions:
Institutional Shares	801,537	44	—	—
Investor Shares	12,588,210	163,746	—	—
Advisor Shares	851,302	988	—	—
Redemption of shares:
Institutional Shares	(392,776)	(11,977)	—	—
Investor Shares	(21,838,617)	(19,906,645)	(374,183)	(1,539,347)
Advisor Shares	(399,170)	(276,993)	—	—
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	325	1,147	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	90,229,186	129,385,283	213,365	(1,156,172)
Increase in Net Assets	160,645,364	192,706,086	2,228,102	686,530
NET ASSETS
Beginning of period / year	387,842,972	195,136,886	9,173,121	8,486,591
End of period / year	$548,488,336	$387,842,972	$11,401,223	$9,173,121
Undistributed (Accumulated) net investment income (loss)	$(275,577)	$2,053,423	$(58,695)	$(24,827)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	674,783	53,495	—	—
Investor Shares	3,687,185	7,167,523	28,321	22,201
Advisor Shares	40,571	775,604	—	—
Reinvestment of distributions:
Institutional Shares	34,381	3	—	—
Investor Shares	549,691	9,335	—	—
Advisor Shares	37,268	57	—	—
Redemption of shares:
Institutional Shares	(16,652)	(599)	—	—
Investor Shares	(965,528)	(1,120,225)	(18,234)	(93,623)
Advisor Shares	(18,034)	(14,632)	—	—
Increase (Decrease) from Capital Share Transactions	4,023,665	6,870,561	10,087	(71,422)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MARYLAND BOND FUND		INTERMEDIATE INCOME FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2013	June 30,	2013	June 30,
	(Unaudited)	2013	(Unaudited)	2013
OPERATIONS
Net investment income	$2,280,780	$4,884,891	$1,623,357	$4,885,718
Net realized gains (losses) on investments	(654,296)	1,708,121	(1,356,943)	5,538,948
Net change in unrealized appreciation (depreciation)	(1,749,692)	(7,327,698)	(938,703)	(11,603,288)
Decrease in Net Assets from Operations	(123,208)	(734,686)	(672,289)	(1,178,622)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(2,280,780)	(4,884,891)	(1,697,071)	(6,094,190)
Advisor Shares	—	—	(92,849)	(369,069)
Net realized gain:
Investor Shares	(1,707,914)	(455,702)	(4,271,647)	(5,050,407)
Advisor Shares	—	—	(275,860)	(344,796)
Total Distributions to Shareholders	(3,988,694)	(5,340,593)	(6,337,427)	(11,858,462)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	87,745,999	85,262,666	35,953,452	86,127,669
Advisor Shares	—	—	12,855	283,788
Reinvestment of distributions:
Investor Shares	1,186,300	821,746	3,228,286	5,190,762
Advisor Shares	—	—	251,352	460,726
Redemption of shares:
Investor Shares	(123,066,321)	(77,931,410)	(63,031,469)	(130,115,548)
Advisor Shares	—	—	(2,622,427)	(3,315,606)
Redemption fees:
Investor Shares	—	1,520	—	1,372
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	(34,134,022)	8,154,522	(26,207,951)	(41,366,837)
Increase (Decrease) in Net Assets	(38,245,924)	2,079,243	(33,217,667)	(54,403,921)
NET ASSETS
Beginning of period / year	252,166,336	250,087,093	257,691,852	312,095,773
End of period / year	$213,920,412	$252,166,336	$224,474,185	$257,691,852
Undistributed (Accumulated) net investment income (loss)	$—	$—	$(346,594)	$(180,031)
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	8,202,287	7,681,767	3,342,201	7,632,294
Advisor Shares	—	—	1,230	25,311
Reinvestment of distributions:
Investor Shares	60,168	74,031	304,863	460,203
Advisor Shares	—	—	24,135	41,621
Redemption of shares:
Investor Shares	(11,443,176)	(7,036,820)	(5,847,971)	(11,577,396)
Advisor Shares	—	—	(247,188)	(301,177)
Increase (Decrease) from Capital Share Transactions	(3,180,721)	718,978	(2,422,730)	(3,719,144)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	TACTICAL BOND FUND		EQUITY INCOME FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2013	June 30,	2013	June 30,
	(Unaudited)	2013	(Unaudited)	2013
OPERATIONS
Net investment income (loss)	$(58,352)	$(218,723)	$1,991,798	$3,569,695
Net realized gains (losses) on investments and swaps	(5,892)	916,317	5,897,875	1,842,110
Net change in unrealized appreciation (depreciation)	252,472	(226,884)	13,431,657	21,873,753
Increase in Net Assets from Operations	188,228	470,710	21,321,330	27,285,558
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(135)	(214)
Investor Shares	—	—	(1,920,198)	(3,830,549)
Advisor Shares	(110,929)	(492,870)	(26,503)	(33,737)
Net realized gain:
Institutional Shares	—	—	(411)	(68)
Investor Shares	—	—	(6,248,858)	(1,030,451)
Advisor Shares	—	—	(98,052)	(6,589)
Total Distributions to Shareholders	(110,929)	(492,870)	(8,294,157)	(4,901,608)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	—	10,000
Investor Shares	—	—	11,871,327	74,267,932
Advisor Shares	1,722,743	6,133,204	437,463	1,557,286
Reinvestment of distributions:
Institutional Shares	—	—	411	148
Investor Shares	—	—	3,932,514	1,582,535
Advisor Shares	15,079	87,886	119,564	31,524
Redemption of shares:
Institutional Shares	—	—	—	—
Investor Shares	—	—	(16,648,635)	(30,534,656)
Advisor Shares	(4,535,044)	(10,169,608)	(90,329)	(53,111)
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	—	—	—	395
Advisor Shares	—	48	—	—
Increase (Decrease) from Capital Share Transactions	(2,797,222)	(3,948,470)	(377,685)	46,862,053
Increase (Decrease) in Net Assets	(2,719,923)	(3,970,630)	12,649,488	69,246,003
NET ASSETS
Beginning of period / year	$25,570,391	$29,541,021	$175,956,938	$106,710,935
End of period / year	$22,850,468	$25,570,391	$188,606,426	$175,956,938
Undistributed (Accumulated) net investment income (loss)	$(463,517)	$(294,236)	$44,962	$—
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	—	903
Investor Shares	—	—	936,468	6,703,721
Advisor Shares	176,948	614,124	34,272	134,623
Reinvestment of distributions:
Institutional Shares	—	—	32	14
Investor Shares	—	—	310,691	142,013
Advisor Shares	1,553	8,968	9,448	2,752
Redemption of shares:
Institutional Shares	—	—	—	—
Investor Shares	—	—	(1,299,925)	(2,679,756)
Advisor Shares	(469,924)	(1,033,345)	(7,031)	(4,810)
Increase (Decrease) from Capital Share Transactions	(291,423)	(410,253)	(16,045)	4,299,460

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	SUSTAINABLE GROWTH FUND		TAX EXEMPT BOND FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2013	June 30,	2013	June 30,
	(Unaudited)	2013	(Unaudited)	2013
OPERATIONS
Net investment income (loss)	$(330,997)	$(340,164)	$1,308,097	$2,083,108
Net realized gains (losses) on investments	6,432,310	1,276,044	(1,909,149)	607,053
Net change in unrealized appreciation (depreciation)	31,791,178	22,091,899	414,917	(3,651,212)
Increase (Decrease) in Net Assets from Operations	37,892,491	23,027,779	(186,135)	(961,051)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	—	—
Investor Shares	—	—	(1,308,097)	(2,083,108)
Advisor Shares	—	—	—	—
Net realized gain:
Institutional Shares	(303,352)	(15,485)	—	—
Investor Shares	(384,995)	(6,011)	(27,108)	(580,068)
Advisor Shares	(1,452,292)	(74,045)	—	—
Total Distributions to Shareholders	(2,140,639)	(95,541)	(1,335,205)	(2,663,176)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,641,264	9,555,134	—	—
Investor Shares	10,580,298	22,800,938	141,632,394	231,803,244
Advisor Shares	2,998,195	3,880,586	—	—
Reinvestment of distributions:
Institutional Shares	240,303	12,794	—	—
Investor Shares	218,672	5,078	214,710	805,800
Advisor Shares	1,353,148	69,128	—	—
Redemption of shares:
Institutional Shares	(10,093,351)	(7,809,453)	—	—
Investor Shares	(234,859)	(732,413)	(136,821,017)	(67,119,557)
Advisor Shares	(12,426,179)	(23,490,114)	—	—
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	—	—	—	1,024
Advisor Shares	864	195	—	—
Shares issued in connection with the acquisition
of Winslow Green Growth Fund:
Institutional Shares	—	26,493,967	—	—
Investor Shares	—	—	—	—
Advisor Shares	—	126,536,616	—	—
Increase (Decrease) from Capital Share Transactions	(5,721,645)	157,322,456	5,026,087	165,490,511
Increase in Net Assets	30,030,207	180,254,694	3,504,747	161,866,284
NET ASSETS
Beginning of period / year	$180,329,694	75,000	$161,891,284	$25,000
End of period / year	$210,359,901	$180,329,694	$165,396,031	$161,891,284
Undistributed (Accumulated) net investment income (loss)	$(599,546)	$(268,549)	$—	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	SUSTAINABLE GROWTH FUND		TAX EXEMPT BOND FUND
	Six Months Ended		Six Months Ended
	December 31,	Year Ended	December 31,	Year Ended
	2013	June 30,	2013	June 30,
	(Unaudited)	2013	(Unaudited)	2013
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	126,925	840,318	—	—
Investor Shares	801,423	2,129,178	14,505,225	23,009,054
Advisor Shares	231,282	348,027	—	—
Reinvestment of distributions:
Institutional Shares	17,853	1,213	—	—
Investor Shares	16,294	482	21,952	79,465
Advisor Shares	101,132	6,565	—	—
Redemption of shares:
Institutional Shares	(784,154)	(703,890)	—	—
Investor Shares	(18,445)	(64,790)	(14,023,668)	(6,636,553)
Advisor Shares	(952,352)	(2,134,017)	—	—
Shares issued in connection with the acquisition of
Winslow Green Growth Fund:
Institutional Shares	—	2,612,191	—	—
Investor Shares	—	—	—	—
Advisor Shares	—	12,491,495	—	—
Increase (Decrease) from Capital Share Transactions	(460,042)	15,526,772	503,509	16,451,966

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

			BROWN	BROWN
			ADVISORY	ADVISORY
			STRATEGIC	MORTGAGE
	BROWN ADVISORY		EUROPEAN	SECURITIES
	EMERGING MARKETS FUND		EQUITY FUND	FUND
	Six Months Ended		Period Ended	Period Ended
	December 31,	Period Ended	December 31,	December 31,
	2013	June 30,	2013**	2013***
	(Unaudited)	2013*	(Unaudited)	(Unaudited)
OPERATIONS
Net investment income (loss)	$669,100	$1,234,805	$(170,902)	$5,434
Net realized gains (losses) on investments	(3,482,404)	(2,474,598)	(90,624)	—
Net change in unrealized appreciation (depreciation)	6,779,337	(5,307,834)	3,899,867	24,460
Increase (Decrease) in Net Assets from Operations	3,966,033	(6,547,627)	3,638,341	29,894
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(1,597,073)	(25,072)	—	—
Investor Shares	(155,756)	(1,228)	—	—
Advisor Shares	(8,284)	(46)	—	—
Total Distributions to Shareholders	(1,761,113)	(26,346)	—	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	27,487,607	129,847,886	119,716,651	—
Investor Shares	3,441,158	14,723,368	11,665,769	124,887,247
Advisor Shares	15,000	1,047,755	103,100	—
Reinvestment of distributions:
Institutional Shares	117,284	1,716	—	—
Investor Shares	111,069	737	—	—
Advisor Shares	8,284	46	—	—
Redemption of shares:
Institutional Shares	(16,393,731)	(1,480,131)	(1,047,061)	—
Investor Shares	(646,972)	(2,359,346)	(24,620)	—
Advisor Shares	(586,066)	(10,103)	(9,620)	—
Redemption fees:
Institutional Shares	—	941	—	—
Increase from Capital Share Transactions	13,553,633	141,772,869	130,404,219	124,887,247
Increase in Net Assets	15,758,553	135,198,896	134,042,560	124,917,141
NET ASSETS
Beginning of period	$135,198,896	$—	$—	$—
End of period	$150,957,449	$135,198,896	$134,042,560	$124,917,141
Undistributed (Accumulated) net investment income (loss)	$(172,990)	$919,023	$(170,902)	$5,434
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,835,307	13,026,064	12,055,256	—
Investor Shares	352,683	1,467,686	1,177,574	12,488,725
Advisor Shares	1,512	105,235	10,366	—
Reinvestment of distributions:
Institutional Shares	12,230	169	—	—
Investor Shares	11,594	73	—	—
Advisor Shares	865	4	—	—
Redemption of shares:
Institutional Shares	(1,677,600)	(151,869)	(106,588)	—
Investor Shares	(67,518)	(237,826)	(2,532)	—
Advisor Shares	(60,636)	(1,000)	(1,000)	—
Increase from Capital Share Transactions	1,408,437	14,208,536	13,133,076	12,488,725

*	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to June 30, 2013.
**	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to December 31, 2013.
***	Commenced operations on December 26, 2013. The information presented is for the period from December 26, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY GROWTH EQUITY FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2013		June 30,
	(Unaudited)		2013(f)
Net Asset Value, Beginning of Period	$16.22		$14.58

Net Investment Income(a)	—	(e)	0.01
Net Realized And Unrealized Gains	2.68		1.66
Total from Investment Operations	$2.68		$1.67

Distributions:
from Net Investment Income	—		(0.03)
from Net Realized Gains	(0.11)		—
Total Distributions to Shareholders	$(0.11)		$(0.03)

Redemption fees(a)	—	(e)	—	(e)
Net Asset Value, End of Period	$18.79		$16.22

Total Return	16.54	%(b)	11.49	%(b)

Net Assets at End of Period (000’s Omitted)	$172,097		$116,575

Ratios to Average Net Assets:
Net Investment Income	0.00	%(c)	0.30	%(c)
Net Expenses	0.74	%(c)	0.78	%(c)
Gross Expenses(d)	0.74	%(c)	0.78	%(c)
Portfolio Turnover Rate	14	%(b)	40%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY GROWTH EQUITY FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2013		June 30,	June 30,	June 30,	June 30,		May 31,	May 31,
	(Unaudited)		2013	2012	2011	2010(f)		2010	2009
Net Asset Value, Beginning of Year / Period	$16.21		$13.80	$13.63	$9.99	$10.39		$7.83	$10.66

Net Investment Income (Loss)(a)	(0.01)		0.03	(0.05)	(0.04)	(0.01)		(0.06)	(0.03)
Net Realized And Unrealized Gains (Losses)	2.68		2.41	0.22	3.68	(0.39)		2.62	(2.77)
Total from Investment Operations	$2.67		$2.44	$0.17	$3.64	$(0.40)		$2.56	$(2.80)

Distributions:
from Net Investment Income	—		(0.03)	—	—	—		—	—
from Net Realized Gains	(0.11)		—	—	—	—		—	(0.03)
Total Distributions to Shareholders	$(0.11)		$(0.03)	$—	$—	$—		$—	$(0.03)

Redemption fees(a)	—	(e)	— (e)	— (e)	— (e)	—	(e)	— (e)	—
Net Asset Value, End of Year / Period	$18.77		$16.21	$13.80	$13.63	$9.99		$10.39	$7.83

Total Return	16.49	%(b)	17.67%	1.25%	36.44%	(3.85	)%(b)	32.69%	(26.26)%

Net Assets at End of
Year / Period (000’s Omitted)	$2,500,846		$1,653,389	$954,560	$463,228	$96,889		$97,136	$52,792

Ratios to Average Net Assets:
Net Investment Income (Loss)	(0.15	)%(c)	0.17%	(0.35)%	(0.29)%	(0.76	)%(c)	(0.56)%	(0.42)%
Net Expenses	0.89	%(c)	0.91%	0.90%	0.94%	1.00	%(c)	1.10%	1.13%
Gross Expenses(d)	0.89	%(c)	0.91%	0.90%	0.94%	1.00	%(c)	1.10%	1.13%
Portfolio Turnover Rate	14	%(b)	40%	58%	30%	1	%(b)	34%	70%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY GROWTH EQUITY FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2013		June 30,	June 30,	June 30,	June 30,		May 31,	May 31,
	(Unaudited)		2013	2012	2011	2010(g)		2010	2009
Net Asset Value, Beginning of Year / Period	$15.78		$13.45	$13.31	$9.80	$10.20		$7.72	$10.55

Net Investment Loss(a)	(0.03)		(0.01)	(0.07)	(0.09)	(0.01)		(0.10)	(0.07)
Net Realized And Unrealized Gains (Losses)	2.60		2.35	0.21	3.60	(0.39)		2.58	(2.73)
Total from Investment Operations	$2.57		$2.34	$0.14	$3.51	$(0.40)		$2.48	$(2.80)

Distributions:
from Net Investment Income	—		(0.01)	—	—	—		—	—
from Net Realized Gains	(0.11)		—	—	—	—		—	(0.03)
Total Distributions to Shareholders	$(0.11)		$(0.01)	$—	$—	$—		$—	$(0.03)

Redemption fees(a)	—	(f)	— (f)	— (f)	—	—		—	—
Net Asset Value, End of Year / Period	$18.24		$15.78	$13.45	$13.31	$9.80		$10.20	$7.72

Total Return(b)	16.30	%(c)	17.43%	1.05%	35.82%	(3.92	)%(c)	32.12%	(26.54)%

Net Assets at End of
Year / Period (000’s Omitted)	$49,964		$21,478	$11,593	$5,698	$6,027		$6,287	$4,755

Ratios to Average Net Assets:
Net Investment Loss	(0.40	)%(d)	(0.07)%	(0.55)%	(0.74)%	(1.21	)%(d)	(1.02)%	(0.89)%
Net Expenses	1.14	%(d)	1.15%	1.10%	1.39%	1.45	%(d)	1.56%	1.60%
Gross Expenses(e)	1.14	%(d)	1.15%	1.10%	1.39%	1.45	%(d)	1.56%	1.66%
Portfolio Turnover Rate	14	%(c)	40%	58%	30%	1	%(c)	34%	70%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY VALUE EQUITY FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2013		June 30,
	(Unaudited)		2013(e)
Net Asset Value, Beginning of Period	$14.74		$13.05

Net Investment Income(a)	0.09		0.18
Net Realized And Unrealized Gains	2.69		1.74
Total from Investment Operations	$2.78		$1.92

Distributions:
from Net Investment Income	(0.16)		(0.23)
Total Distributions to Shareholders	$(0.16)		$(0.23)

Redemption fees(a)	—		—
Net Asset Value, End of Period	$17.36		$14.74

Total Return	18.89	%(b)	14.99	%(b)

Net Assets at End of Period (000’s Omitted)	$14		$12

Ratios to Average Net Assets:
Net Investment Income	1.10	%(c)	1.67	%(c)
Net Expenses	0.78	%(c)	0.81	%(c)
Gross Expenses(d)	0.78	%(c)	0.81	%(c)
Portfolio Turnover Rate	18	%(b)	57%
(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY VALUE EQUITY FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2013		June 30,	June 30,	June 30,	June 30,		May 31,	May 31,
	(Unaudited)		2013	2012	2011	2010(f)		2010	2009
Net Asset Value, Beginning of Year / Period	$14.74		$12.30	$12.56	$9.69	$10.18		$8.34	$13.07

Net Investment Income(a)	0.08		0.21	0.15	0.16	0.01		0.15	0.20
Net Realized And Unrealized Gains (Losses)	2.68		2.45	(0.33)	2.83	(0.47)		1.89	(4.72)
Total from Investment Operations	$2.76		$2.66	$(0.18)	$2.99	$(0.46)		$2.04	$(4.52)

Distributions:
from Net Investment Income	(0.14)		(0.22)	(0.08)	(0.12)	(0.03)		(0.20)	(0.21)
from Net Realized Gains	—		—	—	—	—		—	—
Total Distributions to Shareholders	$(0.14)		$(0.22)	$(0.08)	$(0.12)	$(0.03)		$(0.20)	$(0.21)

Payments by affiliates	—		—	—	—	—	(e)	—	—
Redemption fees(a)	—	(e)	— (e)	—	— (e)	—		— (e)	—
Net Asset Value, End of Year / Period	$17.36		$14.74	$12.30	$12.56	$9.69		$10.18	$8.34

Total Return	18.76	%(b)	21.91%	(1.35)%	30.90%	(4.47	)%(b)	24.52%	(34.73)%

Net Assets at End of
Year / Period (000’s Omitted)	$219,516		$160,800	$156,226	$177,918	$135,709		$147,337	$109,188

Ratios to Average Net Assets:
Net Investment Income	0.95	%(c)	1.54%	1.27%	1.34%	0.79	%(c)	1.51%	2.17%
Net Expenses	0.93	%(c)	0.94%	0.91%	0.93%	0.97	%(c)	1.03%	1.06%
Gross Expenses(d)	0.93	%(c)	0.94%	0.91%	0.93%	0.97	%(c)	1.03%	1.06%
Portfolio Turnover Rate	18	%(b)	57%	72%	64%	7	%(b)	62%	108%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY VALUE EQUITY FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2013		June 30,	June 30,	June 30,	June 30,		May 31,	May 31,
	(Unaudited)		2013	2012	2011	2010(g)		2010	2009
Net Asset Value, Beginning of Year / Period	$14.82		$12.36	$12.62	$9.74	$10.23		$8.37	$13.11

Net Investment Income(a)	0.06		0.16	0.13	0.10	—	(f)	0.11	0.16
Net Realized And Unrealized Gains (Losses)	2.70		2.49	(0.32)	2.84	(0.47)		1.90	(4.74)
Total from Investment Operations	$2.76		$2.65	$(0.19)	$2.94	$(0.47)		$2.01	$(4.58)

Distributions:
from Net Investment Income	(0.10)		(0.19)	(0.07)	(0.06)	(0.02)		(0.15)	(0.16)
Total Distributions to Shareholders	$(0.10)		$(0.19)	$(0.07)	$(0.06)	$(0.02)		$(0.15)	$(0.16)

Payments by affiliates	—		—	—	—	—	(f)	—	—
Redemption fees(a)	—		—	—	—	—		—	—
Net Asset Value, End of Year / Period	$17.48		$14.82	$12.36	$12.62	$9.74		$10.23	$8.37

Total Return(b)	18.60	%(c)	21.63%	(1.45)%	30.28%	(4.57	)%(c)	24.08%	(35.04)%

Net Assets at End of
Year / Period (000’s Omitted)	$1,850		$1,615	$2,201	$2,996	$4,868		$5,196	$5,116

Ratios to Average Net Assets:
Net Investment Income	0.70	%(d)	1.31%	1.07%	0.89%	0.34	%(d)	1.05%	1.67%
Net Expenses	1.18	%(d)	1.17%	1.11%	1.38%	1.42	%(d)	1.49%	1.58%
Gross Expenses(e)	1.18	%(d)	1.17%	1.11%	1.38%	1.42	%(d)	1.49%	1.58%
Portfolio Turnover Rate	18	%(c)	57%	72%	64%	7	%(c)	62%	108%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY FLEXIBLE EQUITY FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2013		June 30,
	(Unaudited)		2013(e)
Net Asset Value, Beginning of Period	$12.28		$10.46

Net Investment Income(a)	0.05		0.06
Net Realized And Unrealized Gains	1.96		1.82
Total from Investment Operations	$2.01		$1.88

Distributions:
from Net Investment Income	(0.05)		(0.06)
Total Distributions to Shareholders	$(0.05)		$(0.06)

Redemption fees(a)	—		—
Net Asset Value, End of Period	$14.24		$12.28
Total Return	16.40	%(b)	18.07	%(b)

Net Assets at End of Period (000’s Omitted)	$1,956		$12

Ratios to Average Net Assets:
Net Investment Income	0.69	%(c)	0.65	%(c)
Net Expenses	0.81	%(c)	1.00	%(c)
Gross Expenses(d)	0.81	%(c)	0.88	%(c)
Portfolio Turnover Rate	5	%(b)	12%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers or recoupments.
(e)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY FLEXIBLE EQUITY FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2013		June 30,	June 30,	June 30,	June 30,		May 31,	May 31,		October 31,
	(Unaudited)		2013	2012	2011	2010(f)		2010	2009(g)		2008
Net Asset Value, Beginning of Year / Period	$12.28		$9.68	$9.16	$7.33	$7.62		$6.16	$6.14		$10.38

Net Investment Income(a)	0.03		0.05	0.05	0.02	—	(e)	0.05	0.03		0.04
Net Realized And
Unrealized Gains (Losses)	1.96		2.60	0.50	1.83	(0.28)		1.45	0.02		(4.20)
Total from Investment Operations	$1.99		$2.65	$0.55	$1.85	$(0.28)		$1.50	$0.05		$(4.16)

Distributions:
from Net Investment Income	(0.04)		(0.05)	(0.03)	(0.02)	(0.01)		(0.04)	(0.03)		(0.05)
from Net Realized Gains	—		—	—	—	—		—	—		(0.03)
from Return of Capital	—		—	—	— (e)	—		—	—	(e)	—
Total Distributions to Shareholders	$(0.04)		$(0.05)	$(0.03)	$(0.02)	$(0.01)		$(0.04)	$(0.03)		$(0.08)

Redemption fees(a)	—	(e)	—	—	— (e)	—		—	—		—
Net Asset Value, End of Year / Period	$14.23		$12.28	$9.68	$9.16	$7.33		$7.62	$6.16		$6.14

Total Return(b)	16.21	%(b)	27.51%	5.98%	25.27%	(3.69	)%(b)	24.39%	0.88	%(b)	(40.37)%

Net Assets at End of Period
(000’s Omitted)	$133,105		$82,783	$37,477	$26,827	$18,108		$17,777	$12,416		$16,379

Ratios to Average Net Assets:
Net Investment Income	0.52	%(c)	0.50%	0.52%	0.28%	0.38	%(c)	0.61%	1.06	%(c)	0.46%
Net Expenses	0.99	%(c)	1.15%	1.15%	1.15%	1.15	%(c)	1.11%	1.14	%(c)	1.10%
Gross Expenses(d)	0.96	%(c)	1.05%	1.18%	1.32%	1.48	%(c)	1.61%	2.18	%(c)	3.07%
Portfolio Turnover Rate	5	%(b)	12%	19%	33%	1	%(b)	22%	16	%(b)	27%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers or recoupments.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(g)	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period from November 1, 2008 to May 31, 2009.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY FLEXIBLE EQUITY FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2013		June 30,	June 30,	June 30,	June 30,		May 31,	May 31,		October 31,
	(Unaudited)		2013	2012	2011	2010(g)		2010	2009(h)		2008
Net Asset Value, Beginning of Year / Period	$12.28		$9.68	$9.17	$7.33	$7.62		$6.17	$6.14		$10.36

Net Investment Income(a)	0.02		0.02	0.03	0.01	—	(f)	0.02	0.02		0.02
Net Realized And
Unrealized Gains (Losses)	1.96		2.61	0.49	1.84	(0.29)		1.45	0.01		(4.21)
Total from Investment Operations	$1.98		$2.63	$0.52	$1.85	$(0.29)		$1.47	$0.03		$(4.19)

Distributions:
from Net Investment Income	(0.03)		(0.03)	(0.01)	(0.01)	—	(f)	(0.02)	—	(f)	—
from Net Realized Gains	—		—	—	—	—		—	—		(0.03)
from Return of Capital	—		—	—	— (f)	—		—	—	(f)	—
Total Distributions to Shareholders	$(0.03)		$(0.03)	$(0.01)	$(0.01)	$—	(f)	$(0.02)	$—	(f)	$(0.03)

Redemption fees(a)	—	(f)	—	—	— (f)	—		—	—		—
Net Asset Value, End of Year / Period	$14.23		$12.28	$9.68	$9.17	$7.33		$7.62	$6.17		$6.14

Total Return(b)	16.11	%(c)	27.25%	5.73%	25.18%	(3.75	)%(c)	23.88%	0.55	%(c)	(40.55)%

Net Assets at End of
Year / Period (000’s Omitted)	$14,716		$6,115	$1,079	$1,259	$955		$992	$1,005		$1,080

Ratios to Average Net Assets:
Net Investment Income	0.28	%(d)	0.30%	0.32%	0.08%	0.18	%(d)	0.37%	0.79	%(d)	0.24%
Net Expenses	1.22	%(d)	1.35%	1.35%	1.35%	1.35	%(d)	1.35%	1.42	%(d)	1.35%
Gross Expenses(e)	1.21	%(d)	1.30%	1.38%	1.53%	1.68	%(d)	1.85%	2.70	%(d)	4.32%
Portfolio Turnover Rate	5	%(c)	12%	19%	33%	1	%(c)	22%	16	%(c)	27%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers or recoupments.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(h)	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period from November 1, 2008 to May 31, 2009.
*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

INSTITUTIONAL SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2013		June 30,	June 30,	June 30,	June 30,		May 31,	May 31,
	(Unaudited)		2013	2012	2011	2010(e)		2010	2009
Net Asset Value, Beginning of Year / Period	$31.67		$28.36	$29.56	$20.75	$21.67		$16.64	$25.32

Net Investment Loss(a)	(0.11)		(0.07)	(0.21)	(0.21)	(0.02)		(0.23)	(0.23)
Net Realized And Unrealized Gains (Losses)	7.09		6.07	(0.72)	9.02	(0.90)		5.26	(8.09)
Total from Investment Operations	$6.98		$6.00	$(0.93)	$8.81	$(0.92)		$5.03	$(8.32)

Distributions:
from Net Realized Gains	(1.68)		(2.69)	(0.27)	—	—		—	(0.36)
Total Distributions to Shareholders	$(1.68)		$(2.69)	$(0.27)	$—	$—		$—	$(0.36)

Redemption fees(a)	—		—	—	—	—		—	—
Net Asset Value, End of Year / Period	$36.97		$31.67	$28.36	$29.56	$20.75		$21.67	$16.64

Total Return	22.29	%(b)	22.84%	(3.08)%	42.46%	(4.25	)%(b)	30.23%	(32.61)%

Net Assets at End of
Year / Period (000’s Omitted)	$8,417		$7,347	$6,944	$8,732	$7,065		$7,400	$6,931

Ratios to Average Net Assets:
Net Investment Loss	(0.62	)%(c)	(0.24)%	(0.77)%	(0.80)%	(0.92	)%(c)	(1.12)%	(1.26)%
Net Expenses	1.01	%(c)	1.05%	1.11%	1.13%	1.17	%(c)	1.49%	1.65%
Gross Expenses(d)	1.01	%(c)	1.05%	1.11%	1.13%	1.17	%(c)	1.49%	1.65%
Portfolio Turnover Rate	7	%(b)	48%	66%	61%	7	%(b)	71%	90%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Institutional Shares were known as D Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2013		June 30,	June 30,	June 30,	June 30,		May 31,	May 31,
	(Unaudited)		2013	2012	2011	2010(f)		2010	2009
Net Asset Value, Beginning of Year / Period	$15.96		$14.31	$15.07	$10.58	$11.06		$8.47	$13.17

Net Investment Loss(a)	(0.07)		(0.05)	(0.11)	(0.11)	(0.01)		(0.10)	(0.09)
Net Realized And Unrealized Gains (Losses)	3.58		3.06	(0.38)	4.60	(0.47)		2.69	(4.25)
Total from Investment Operations	$3.51		$3.01	$(0.49)	$4.49	$(0.48)		$2.59	$(4.34)

Distributions:
from Net Realized Gains	(0.85)		(1.36)	(0.27)	—	—		—	(0.36)
Total Distributions to Shareholders	$(0.85)		$(1.36)	$(0.27)	$—	$—		$—	$(0.36)

Redemption fees(a)	—	(e)	— (e)	— (e)	—	—	(e)	— (e)	—
Net Asset Value, End of Year / Period	$18.62		$15.96	$14.31	$15.07	$10.58		$11.06	$8.47

Total Return	22.22	%(b)	22.68%	(3.12)%	42.44%	(4.34	)%(b)	30.58%	(32.47)%

Net Assets at End of
Year / Period (000’s Omitted)	$311,617		$281,027	$215,311	$208,222	$139,647		$145,293	$95,007

Ratios to Average Net Assets:
Net Investment Loss	(0.77	)%(c)	(0.36)%	(0.82)%	(0.85)%	(0.97	)%(c)	(0.95)%	(0.96)%
Net Expenses	1.16	%(c)	1.17%	1.16%	1.18%	1.22	%(c)	1.32%	1.35%
Gross Expenses(d)	1.16	%(c)	1.17%	1.16%	1.18%	1.22	%(c)	1.32%	1.35%
Portfolio Turnover Rate	7	%(b)	48%	66%	61%	7	%(b)	71%	90%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2013		June 30,	June 30,	June 30,	June 30,		May 31,	May 31,
	(Unaudited)		2013	2012	2011	2010(g)		2010	2009
Net Asset Value, Beginning of Year / Period	$15.43		$13.86	$14.65	$10.34	$10.80		$8.32	$12.99

Net Investment Loss(a)	(0.09)		(0.09)	(0.14)	(0.18)	(0.01)		(0.14)	(0.13)
Net Realized And Unrealized Gains (Losses)	3.45		2.97	(0.38)	4.49	(0.45)		2.62	(4.18)
Total from Investment Operations	$3.36		$2.88	$(0.52)	$4.31	$(0.46)		$2.48	$(4.31)

Distributions:
from Net Realized Gains	(0.82)		(1.31)	(0.27)	—	—		—	(0.36)
Total Distributions to Shareholders	$(0.82)		$(1.31)	$(0.27)	$—	$—		$—	$(0.36)

Redemption fees(a)	—		—	— (f)	—	—		—	—
Net Asset Value, End of Year / Period	$17.97		$15.43	$13.86	$14.65	$10.34		$10.80	$8.32

Total Return(b)	22.01	%(c)	22.45%	(3.41)%	41.68%	(4.26	)%(c)	29.81%	(32.69)%

Net Assets at End of
Year / Period (000’s Omitted)	$7,251		$5,493	$2,875	$3,110	$4,075		$4,254	$2,615

Ratios to Average Net Assets:
Net Investment Loss	(1.02	)%(d)	(0.60)%	(1.07)%	(1.36)%	(1.42	)%(d)	(1.41)%	(1.46)%
Net Expenses	1.41	%(d)	1.41%	1.41%	1.69%	1.67	%(d)	1.78%	1.85%
Gross Expenses(e)	1.41	%(d)	1.41%	1.41%	1.69%	1.67	%(d)	1.78%	1.93%
Portfolio Turnover Rate	7	%(c)	48%	66%	61%	7	%(c)	71%	90%
(a)	Calculated based on average shares outstanding during the year / period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2013		June 30,
	(Unaudited)		2013(e)
Net Asset Value, Beginning of Period	$20.06		$16.77

Net Investment Income(a)	0.09		0.06
Net Realized And Unrealized Gains	4.46		3.30
Total from Investment Operations	$4.55		$3.36

Distributions:
from Net Investment Income	(0.19)		(0.07)
from Net Realized Gains	(0.94)		—
Total Distributions to Shareholders	$(1.13)		$(0.07)

Redemption fees(a)	—		—
Net Asset Value, End of Period	$23.48		$20.06

Total Return	22.86	%(b)	20.13	%(b)

Net Assets at End of Period (000’s Omitted)	$17,502		$1,061

Ratios to Average Net Assets:
Net Investment Income	0.76	%(c)	1.14	%(c)
Net Expenses	1.01	%(c)	1.05	%(c)
Gross Expenses(d)	1.01	%(c)	1.05	%(c)
Portfolio Turnover Rate	12	%(b)	34%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2013		June 30,	June 30,	June 30,	June 30,		May 31,	May 31,
	(Unaudited)		2013	2012	2011	2010(f)		2010	2009(g)
Net Asset Value, Beginning of Year / Period	$20.06		$15.65	$16.89	$11.92	$13.03		$10.48	$10.00

Net Investment Income (Loss)(a)	0.07		0.18	0.10	0.11	0.01		(0.02)	(0.01)
Net Realized And Unrealized Gains (Losses)	4.45		4.29	(0.51)	5.54	(1.12)		2.80	0.50
Total from Investment Operations	$4.52		$4.47	$(0.41)	$5.65	$(1.11)		$2.78	$0.49

Distributions:
from Net Investment Income	(0.16)		(0.06)	(0.12)	(0.08)	—		(0.05)	—
from Net Realized Gains	(0.94)		—	(0.71)	(0.60)	—		(0.18)	—
from Return of Capital	—		—	—	—	—		—	(0.01)
Total Distributions to Shareholders	$(1.10)		$(0.06)	$(0.83)	$(0.68)	$—		$(0.23)	$(0.01)

Redemption fees(a)	—	(e)	— (e)	— (e)	— (e)	—		—	—
Net Asset Value, End of Year / Period	$23.48		$20.06	$15.65	$16.89	$11.92		$13.03	$10.48

Total Return	22.73	%(b)	28.64%	(1.90)%	48.20%	(8.52	)%(b)	26.70%	4.86	%(b)

Net Assets at End of
Year / Period (000’s Omitted)	$511,118		$371,018	$194,719	$107,537	$37,207		$37,629	$14,620

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.61	%(c)	1.01%	0.64%	0.70%	0.91	%(c)	(0.14)%	(0.22	)%(c)
Net Expenses	1.16	%(c)	1.18%	1.19%	1.24%	1.36	%(c)	1.47%	1.50	%(c)
Gross Expenses(d)	1.16	%(c)	1.18%	1.19%	1.24%	1.36	%(c)	1.62%	2.91	%(c)
Portfolio Turnover Rate	12	%(b)	34%	36%	67%	2	%(b)	82%	29	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(g)	Commenced operations on December 31, 2008. The information presented is for the period from December 31, 2008 to May 31, 2009.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2013		June 30,	June 30,
	(Unaudited)		2013	2012(f)
Net Asset Value, Beginning of Year / Period	$20.01		$15.63	$16.39

Net Investment Income(a)	0.04		0.03	0.07
Net Realized And Unrealized Gains (Losses)	4.44		4.38	(0.01)
Total from Investment Operations	$4.48		$4.41	$0.06

Distributions:
from Net Investment Income	(0.11)		(0.03)	(0.11)
from Net Realized Gains	(0.94)		—	(0.71)
Total Distributions to Shareholders	$(1.05)		$(0.03)	$(0.82)

Redemption fees(a)	—		—	—	(e)
Net Asset Value, End of Year / Period	$23.44		$20.01	$15.63

Total Return	22.58	%(b)	28.28%	0.90	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$19,868		$15,764	$418

Ratios to Average Net Assets:
Net Investment Income	0.36	%(c)	0.75%	0.44	%(c)
Net Expenses	1.41	%(c)	1.44%	1.39	%(c)
Gross Expenses(d)	1.41	%(c)	1.44%	1.39	%(c)
Portfolio Turnover Rate	12	%(b)	34%	36%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Advisor Shares commenced operations July 28, 2011. The information presented is for the period from July 28, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY OPPORTUNITY FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2013		June 30,	June 30,	June 30,	June 30,		May 31,	May 31,
	(Unaudited)		2013	2012	2011	2010(e)		2010	2009
Net Asset Value, Beginning of Year / Period	$18.51		$14.97	$14.94	$11.03	$11.51		$9.40	$15.10

Net Investment Loss(a)	(0.07)		(0.05)	(0.09)	(0.10)	(0.01)		(0.03)	(0.10)
Net Realized And Unrealized Gains (Losses)	4.11		3.59	0.12	4.01	(0.47)		2.14	(5.60)
Total from Investment Operations	$4.04		$3.54	$0.03	$3.91	$(0.48)		$2.11	$(5.70)

Redemption fees(a)	—		—	—	—	—		—	—
Net Asset Value, End of Year / Period	$22.55		$18.51	$14.97	$14.94	$11.03		$11.51	$9.40

Total Return	21.83	%(b)	23.65%	0.20%	35.45%	(4.17	)%(b)	22.45%	(37.75)%

Net Assets at End of
Year / Period (000’s Omitted)	$11,401		$9,173	$8,487	$11,692	$13,498		$14,863	$16,537

Ratios to Average Net Assets:
Net Investment Loss	(0.65	)%(c)	(0.29)%	(0.59)%	(0.75)%	(0.84	)%(c)	(0.29)%	(0.96)%
Net Expenses	1.50	%(c)	1.50%	1.50%	1.50%	1.50	%(c)	1.50%	1.50%
Gross Expenses(d)	1.57	%(c)	1.72%	1.74%	1.78%	1.68	%(c)	1.75%	1.67%
Portfolio Turnover Rate	22	%(b)	54%	76%	65%	3	%(b)	97%	151%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY MARYLAND BOND FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2013		June 30,	June 30,	June 30,	June 30,		May 31,	May 31,
	(Unaudited)		2013	2012	2011	2010(f)		2010	2009
Net Asset Value, Beginning of Year / Period	$10.81		$11.06	$10.85	$10.81	$10.81		$10.62	$10.42

Net Investment Income(a)	0.11		0.21	0.25	0.25	0.02		0.25	0.31
Net Realized And Unrealized Gains (Losses)	(0.11)		(0.23)	0.26	0.04	—		0.19	0.21
Total from Investment Operations	$—		$(0.02)	$0.51	$0.29	$0.02		$0.44	$0.52

Distributions:
from Net Investment Income	(0.11)		(0.21)	(0.25)	(0.25)	(0.02)		(0.25)	(0.32)
from Net Realized Gains	(0.09)		(0.02)	(0.05)	—	—		—	—
Total Distributions to Shareholders	$(0.20)		$(0.23)	$(0.30)	$(0.25)	$(0.02)		$(0.25)	$(0.32)

Redemption fees(a)	—		— (e)	— (e)	—	—	(e)	— (e)	—
Net Asset Value, End of Year / Period	$10.61		$10.81	$11.06	$10.85	$10.81		$10.81	$10.62

Total Return	(0.07	)%(b)	(0.25)%	4.69%	2.74%	0.19	%(b)	4.21%	5.06%

Net Assets at End of
Year / Period (000’s Omitted)	$213,920		$252,166	$250,087	$188,180	$192,077		$187,288	$170,970

Ratios to Average Net Assets:
Net Investment Income	1.96	%(c)	1.86%	2.23%	2.33%	2.36	%(c)	2.32%	2.93%
Net Expenses	0.52	%(c)	0.52%	0.51%	0.51%	0.54	%(c)	0.62%	0.46%
Gross Expenses(d)	0.52	%(c)	0.52%	0.51%	0.51%	0.54	%(c)	0.62%	0.70%
Portfolio Turnover Rate	18	%(b)	30%	16%	29%	1	%(b)	8%	9%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY INTERMEDIATE INCOME FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2013		June 30,	June 30,	June 30,	June 30,		May 31,	May 31,
	(Unaudited)		2013	2012	2011	2010(f)		2010	2009
Net Asset Value, Beginning of Year / Period	$10.85		$11.37	$11.28	$11.23	$11.13		$10.76	$10.76

Net Investment Income(a)	0.07		0.19	0.24	0.31	0.03		0.38	0.42
Net Realized And Unrealized Gains (Losses)	(0.09)		(0.26)	0.36	0.11	0.10		0.38	0.02
Total from Investment Operations	$(0.02)		$(0.07)	$0.60	$0.42	$0.13		$0.76	$0.44

Distributions:
from Net Investment Income	(0.08)		(0.25)	(0.25)	(0.33)	(0.03)		(0.39)	(0.42)
from Net Realized Gains	(0.22)		(0.20)	(0.26)	(0.04)	—		—	(0.02)
Total Distributions to Shareholders	$(0.30)		$(0.45)	$(0.51)	$(0.37)	$(0.03)		$(0.39)	$(0.44)

Redemption fees(a)	—		— (e)	— (e)	— (e)	—	(e)	— (e)	—
Net Asset Value, End of Year / Period	$10.53		$10.85	$11.37	$11.28	$11.23		$11.13	$10.76

Total Return	(0.24	)%(b)	(0.72)%	5.42%	3.84%	1.20	%(b)	7.17%	4.24%

Net Assets at End of
Year / Period (000’s Omitted)	$211,109		$241,543	$292,556	$255,847	$280,537		$270,658	$190,708

Ratios to Average Net Assets:
Net Investment Income	1.32	%(c)	1.66%	2.15%	2.75%	3.23	%(c)	3.45%	3.97%
Net Expenses	0.53	%(c)	0.52%	0.50%	0.52%	0.53	%(c)	0.61%	0.63%
Gross Expenses(d)	0.53	%(c)	0.52%	0.50%	0.52%	0.53	%(c)	0.61%	0.63%
Portfolio Turnover Rate	85	%(b)	111%	75%	84%	6	%(b)	25%	32%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY INTERMEDIATE INCOME FUND

ADVISOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2013		June 30,	June 30,	June 30,	June 30,		May 31,	May 31,
	(Unaudited)		2013	2012	2011	2010(g)		2010	2009
Net Asset Value, Beginning of Year / Period	$10.65		$11.16	$11.08	$11.04	$10.95		$10.59	$10.60

Net Investment Income(a)	0.06		0.16	0.22	0.28	0.03		0.35	0.39
Net Realized And Unrealized Gains (Losses)	(0.09)		(0.25)	0.35	0.11	0.09		0.38	0.02
Total from Investment Operations	$(0.03)		$(0.09)	$0.57	$0.39	$0.12		$0.73	$0.41

Distributions:
from Net Investment Income	(0.07)		(0.22)	(0.23)	(0.31)	(0.03)		(0.37)	(0.40)
from Net Realized Gains	(0.22)		(0.20)	(0.26)	(0.04)	—		—	(0.02)
Total Distributions to Shareholders	$(0.29)		$(0.42)	$(0.49)	$(0.35)	$(0.03)		$(0.37)	$(0.42)

Redemption fees(a)	—		—	— (f)	—	—		—	—
Net Asset Value, End of Year / Period	$10.33		$10.65	$11.16	$11.08	$11.04		$10.95	$10.59

Total Return(b)	(0.38	)%(c)	(0.87)%	5.21%	3.60%	1.11	%(c)	6.98%	3.97%

Net Assets at End of
Year / Period (000’s Omitted)	$13,365		$16,149	$19,540	$22,647	$31,607		$31,415	$28,090

Ratios to Average Net Assets:
Net Investment Income	1.07	%(d)	1.43%	1.94%	2.54%	3.03	%(d)	3.24%	3.73%
Net Expenses	0.78	%(d)	0.75%	0.71%	0.72%	0.73	%(d)	0.82%	0.87%
Gross Expenses(e)	0.78	%(d)	0.75%	0.71%	0.72%	0.73	%(d)	0.82%	0.87%
Portfolio Turnover Rate	85	%(c)	111%	75%	84%	6	%(c)	25%	32%

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Total return does not include the effects of sales charges which existed for Advisor Shares (then known as A Shares) for periods ended June 30, 2011 and earlier.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
*	Prior to July 1, 2011, Advisor Shares were known as A Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY TACTICAL BOND FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2013		June 30,	June 30,
	(Unaudited)		2013	2012(f)
Net Asset Value, Beginning of Year / Period	$9.68		$9.68	$10.00

Net Investment Loss(a)	(0.02)		(0.09)	(0.04)
Net Realized And Unrealized Gains (Losses)	0.11		0.29	(0.27)
Total from Investment Operations	$0.09		$0.20	$(0.31)

Distributions:
from Net Investment Income	(0.05)		(0.20)	(0.01)
Total Distributions to Shareholders	$(0.05)		$(0.20)	$(0.01)

Redemption fees(a)	—		— (e)	—	(e)
Net Asset Value, End of Year / Period	$9.72		$9.68	$9.68

Total Return	0.90	%(b)	2.09%	(3.09	)%(b)

Net Assets at End of Year / Period (000’s Omitted)	$22,850		$25,570	$29,541

Ratios to Average Net Assets:
Net Investment Loss	(0.50	)%(c)	(0.87)%	(0.56	)%(c)
Net Expenses	1.34	%(c)	1.40%	1.40	%(c)
Gross Expenses(d)	1.34	%(c)	1.40%	1.40	%(c)
Portfolio Turnover Rate	474	%(b)	992%	1290	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized
(c)	Annualized
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on September 30, 2011. The information presented is for the period from September 30, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY EQUITY INCOME FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2013		June 30,
	(Unaudited)		2013(e)
Net Asset Value, Beginning of Period	$12.16		$11.07

Net Investment Income(a)	0.15		0.21
Net Realized And Unrealized Gains	1.33		1.19
Total from Investment Operations	$1.48		$1.40

Distributions:
from Net Investment Income	(0.14)		(0.23)
from Net Realized Gains	(0.45)		(0.08)
Total Distributions to Shareholders	$(0.59)		$(0.31)

Redemption fees(a)	—		—
Net Asset Value, End of Period	$13.05		$12.16

Total Return	12.38	%(b)	12.88	%(b)

Net Assets at End of Period (000’s Omitted)	$12		$11

Ratios to Average Net Assets:
Net Investment Income	2.28	%(c)	2.53	%(c)
Net Expenses	0.78	%(c)	0.80	%(c)
Gross Expenses(d)	0.78	%(c)	0.80	%(c)
Portfolio Turnover Rate	14	%(b)	21%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY EQUITY INCOME FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2013		June 30,	June 30,
	(Unaudited)		2013	2012(f)
Net Asset Value, Beginning of Year / Period	$12.16		$10.49	$10.00

Net Investment Income(a)	0.14		0.27	0.15
Net Realized And Unrealized Gains	1.32		1.76	0.46
Total from Investment Operations	$1.46		$2.03	$0.61

Distributions:
from Net Investment Income	(0.13)		(0.28)	(0.12)
from Net Realized Gains	(0.45)		(0.08)	—
Total Distributions to Shareholders	$(0.58)		$(0.36)	$(0.12)

Redemption fees(a)	—		— (e)	—	(e)
Net Asset Value, End of Year / Period	$13.04		$12.16	$10.49

Total Return	12.21	%(b)	19.62%	6.11	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$185,599		$173,599	$106,075

Ratios to Average Net Assets:
Net Investment Income	2.13	%(c)	2.37%	2.82	%(c)
Net Expenses	0.93	%(c)	0.96%	0.99	%(c)
Gross Expenses(d)	0.93	%(c)	0.96%	0.99	%(c)
Portfolio Turnover Rate	14	%(b)	21%	14	%(b)

(a)	Calculated based on average shares outstanding during the year / period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to June 30, 2012.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY EQUITY INCOME FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Year / Period Ended:
	2013		June 30,	June 30,
	(Unaudited)		2013	2012(f)
Net Asset Value, Beginning of Year / Period	$12.14		$10.48	$10.00

Net Investment Income(a)	0.12		0.25	0.14
Net Realized And Unrealized Gains(a)	1.34		1.75	0.46
Total from Investment Operations	$1.46		$2.00	$0.60

Distributions:
from Net Investment Income	(0.12)		(0.26)	(0.12)
from Net Realized Gains	(0.45)		(0.08)	—
Total Distributions to Shareholders	$(0.57)		$(0.34)	$(0.12)

Redemption fees(a)	—		—	—	(e)
Net Asset Value, End of Year / Period	$13.03		$12.14	$10.48

Total Return	12.18	%(b)	19.33%	5.95	%(b)

Net Assets at End of Year / Period (000’s Omitted)	$2,995		$2,346	$636

Ratios to Average Net Assets:
Net Investment Income	1.88	%(c)	2.13%	2.60	%(c)
Net Expenses	1.18	%(c)	1.20%	1.19	%(c)
Gross Expenses(d)	1.18	%(c)	1.20%	1.19	%(c)
Portfolio Turnover Rate	14	%(b)	21%	14	%(b)
(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY SUSTAINABLE GROWTH FUND*

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Year Ended
	2013		June 30,
	(Unaudited)		2013
Net Asset Value, Beginning of Year / Period	$11.64		$10.00

Net Investment Income (Loss)(a)	—		—
Net Realized And Unrealized Gains	2.52		1.65
Total from Investment Operations	$2.52		$1.65

Distributions:
from Net Realized Gains	(0.14)		(0.01)
Total Distributions to Shareholders	$(0.14)		$(0.01)

Redemption fees(a)	—		—
Net Asset Value, End of Year / Period	$14.02		$11.64

Total Return	21.73	%(b)	16.47%

Net Assets at End of Year / Period (000’s Omitted)	$29,622		$32,045

Ratios to Average Net Assets:
Net Investment Income	(0.04	)%(c)	0.03%
Net Expenses	0.78	%(c)	0.86%
Gross Expenses(d)	0.78	%(c)	0.86%
Portfolio Turnover Rate	13	%(b)	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the period.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY SUSTAINABLE GROWTH FUND*

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Year Ended
	2013		June 30,
	(Unaudited)		2013
Net Asset Value, Beginning of Year / Period	$11.62		$10.00

Net Investment Loss(a)	(0.01)		(0.01)
Net Realized And Unrealized Gains	2.51		1.64
Total from Investment Operations	$2.50		$1.63

Distributions:
from Net Realized Gains	(0.14)		(0.01)
Total Distributions to Shareholders	$(0.14)		$(0.01)

Redemption fees(a)	—		—
Net Asset Value, End of Year / Period	$13.98		$11.62

Total Return	21.60	%(b)	16.27%

Net Assets at End of Year / Period (000’s Omitted)	$40,083		$24,028

Ratios to Average Net Assets:
Net Investment Loss	(0.19	)%(c)	(0.12)%
Net Expenses	0.93	%(c)	1.01%
Gross Expenses(d)	0.93	%(c)	1.01%
Portfolio Turnover Rate	13	%(b)	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the period.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY SUSTAINABLE GROWTH FUND*

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Year Ended
	2013		June 30,
	(Unaudited)		2013
Net Asset Value, Beginning of Year / Period	$11.60		$10.00

Net Investment Loss(a)	(0.03)		(0.04)
Net Realized And Unrealized Gains	2.50		1.65
Total from Investment Operations	$2.47		$1.61

Distributions:
from Net Realized Gains	(0.14)		(0.01)
Total Distributions to Shareholders	$(0.14)		$(0.01)

Redemption fees(a)	—	(e)	— (e)
Net Asset Value, End of Year / Period	$13.93		$11.60

Total Return	21.38	%(b)	16.07%

Net Assets at End of Year / Period (000’s Omitted)	$140,655		$124,256

Ratios to Average Net Assets:
Net Investment Loss	(0.44	)%(c)	(0.37)%
Net Expenses	1.18	%(c)	1.26%
Gross Expenses(d)	1.18	%(c)	1.26%
Portfolio Turnover Rate	13	%(b)	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the period.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each year / period.

BROWN ADVISORY TAX EXEMPT BOND FUND*

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Year Ended
	2013		June 30,
	(Unaudited)		2013
Net Asset Value, Beginning of Year / Period	$9.84		$10.00

Net Investment Income(a)	0.09		0.13
Net Realized And Unrealized Losses	(0.09)		(0.12)
Total from Investment Operations	$—	(e)	$0.01

Distributions:
from Net Investment Income	(0.09)		(0.13)
from Net Realized Gains	—		(0.04)
Total Distributions to Shareholders	$(0.09)		$(0.17)

Redemption fees(a)	—		— (e)
Net Asset Value, End of Year / Period	$9.75		$9.84

Total Return	(0.03	)%(b)	0.03%

Net Assets at End of Year / Period (000’s Omitted)	$165,396		$161,891

Ratios to Average Net Assets:
Net Investment Income	1.73	%(c)	1.35%
Net Expenses	0.54	%(c)	0.55%
Gross Expenses(d)	0.54	%(c)	0.55%
Portfolio Turnover Rate	62	%(b)	87%

(a)	Calculated based on average shares outstanding during the year.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the period.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY EMERGING MARKETS FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2013		June 30,
	(Unaudited)		2013(f)
Net Asset Value, Beginning of Period	$9.52		$10.00

Net Investment Income(a)	0.04		0.12
Net Realized And Unrealized Gains (Losses)	0.22		(0.60)
Total from Investment Operations	$0.26		$(0.48)

Distributions:
from Net Investment Income	(0.11)		—	(e)
Total Distributions to Shareholders	$(0.11)		$—	(e)

Redemption fees(a)	—		—	(e)
Net Asset Value, End of Period	$9.67		$9.52

Total Return	2.78	%(b)	(4.77	)%(b)

Net Assets at End of Period (000’s Omitted)	$135,762		$122,515

Ratios to Average Net Assets:
Net Investment Income	0.89	%(c)	2.17	%(c)
Net Expenses	1.24	%(c)	1.41	%(c)
Gross Expenses(d)	1.24	%(c)	1.41	%(c)
Portfolio Turnover Rate	9	%(b)	19	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY EMERGING MARKETS FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2013		June 30,
	(Unaudited)		2013(f)
Net Asset Value, Beginning of Period	$9.51		$10.00

Net Investment Income(a)	0.04		0.11
Net Realized And Unrealized Gains (Losses)	0.21		(0.60)
Total from Investment Operations	$0.25		$(0.49)

Distributions:
from Net Investment Income	(0.10)		—	(e)
Total Distributions to Shareholders	$(0.10)		$—	(e)

Redemption fees(a)	—		—
Net Asset Value, End of Period	$9.66		$9.51

Total Return	2.66	%(b)	(4.87	)%(b)

Net Assets at End of Period (000’s Omitted)	$14,752		$11,695

Ratios to Average Net Assets:
Net Investment Income	0.74	%(c)	2.02	%(c)
Net Expenses	1.39	%(c)	1.56	%(c)
Gross Expenses(d)	1.39	%(c)	1.56	%(c)
Portfolio Turnover Rate	9	%(b)	19	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY EMERGING MARKETS FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Period Ended
	2013		June 30,
	(Unaudited)		2013(f)
Net Asset Value, Beginning of Period	$9.49		$10.00

Net Investment Income(a)	0.02		0.10
Net Realized And Unrealized Gains (Losses)(a)	0.22		(0.61)
Total from Investment Operations	$0.24		$(0.51)

Distributions:
from Net Investment Income	(0.08)		—	(e)
Total Distributions to Shareholders	$(0.08)		$—	(e)

Redemption fees(a)	—		—
Net Asset Value, End of Period	$9.65		$9.49

Total Return	2.56	%(b)	(5.07	)%(b)

Net Assets at End of Period (000’s Omitted)	$444		$990

Ratios to Average Net Assets:
Net Investment Income	0.49	%(c)	1.77	%(c)
Net Expenses	1.64	%(c)	1.81	%(c)
Gross Expenses(d)	1.64	%(c)	1.81	%(c)
Portfolio Turnover Rate	9	%(b)	19	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout the period.

BROWN ADVISORY STRATEGIC EUROPEAN EQUITY FUND

INSTITUTIONAL SHARES
	Period Ended
	December 31,
	2013(e)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00

Net Investment Loss(a)	(0.02)
Net Realized And Unrealized Gains	0.23
Total from Investment Operations	$0.21

Redemption fees(a)	—
Net Asset Value, End of Period	$10.21

Total Return	2.10	%(b)

Net Assets at End of Period (000’s Omitted)	$121,957

Ratios to Average Net Assets:
Net Investment Income	(0.82	)%(c)
Net Expenses	1.29	%(c)
Gross Expenses(d)	1.29	%(c)
Portfolio Turnover Rate	5	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout the period.

BROWN ADVISORY STRATEGIC EUROPEAN EQUITY FUND

INVESTOR SHARES
	Period Ended
	December 31,
	2013(e)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00

Net Investment Loss(a)	(0.02)
Net Realized And Unrealized Gains	0.22
Total from Investment Operations	$0.20

Redemption fees(a)	—
Net Asset Value, End of Period	$10.20

Total Return	2.00	%(b)

Net Assets at End of Period (000’s Omitted)	$11,990

Ratios to Average Net Assets:
Net Investment Income	(0.97	)%(c)
Net Expenses	1.44	%(c)
Gross Expenses(d)	1.44	%(c)
Portfolio Turnover Rate	5	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(e)	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout the period.

BROWN ADVISORY STRATEGIC EUROPEAN EQUITY FUND

ADVISOR SHARES
	Period Ended
	December 31,
	2013(e)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00

Net Investment Loss(a)	(0.02)
Net Realized And Unrealized Gains(a)	0.22
Total from Investment Operations	$0.20

Redemption fees(a)	—
Net Asset Value, End of Period	$10.20

Total Return	2.00	%(b)

Net Assets at End of Period (000’s Omitted)	$96

Ratios to Average Net Assets:
Net Investment Income	(1.22	)%(c)
Net Expenses	1.69	%(c)
Gross Expenses(d)	1.69	%(c)
Portfolio Turnover Rate	5	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(e)	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout the period.

BROWN ADVISORY MORTGAGE SECURITIES FUND

INVESTOR SHARES
	Period Ended
	December 31,
	2013(e)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00

Net Investment Income(a)	—
Net Realized And Unrealized Gains	—
Total from Investment Operations	$—

Redemption fees(a)	—
Net Asset Value, End of Period	$10.00

Total Return	0.00	%(b)

Net Assets at End of Period (000’s Omitted)	$124,917

Ratios to Average Net Assets:
Net Investment Income	0.32	%(c)
Net Expenses	0.59	%(c)
Gross Expenses(d)	0.59	%(c)
Portfolio Turnover Rate	0	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on December 26, 2013. The information presented is for the period from December 26, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements
December 31, 2013 (Unaudited)

Note 1. Organization

The Brown Advisory Growth Equity Fund (“Growth Equity Fund”), Brown Advisory Value Equity Fund (“Value Equity Fund”), Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”), Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”), Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”), Brown Advisory Opportunity Fund (“Opportunity Fund”), Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”), Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”), Brown Advisory Tactical Bond Fund (“Tactical Bond Fund”), Brown Advisory Equity Income Fund (“Equity Income Fund”), Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”), Brown Advisory Tax Exempt Bond Fund (“Tax Exempt Bond Fund”), Brown Advisory Emerging Markets Fund (“Emerging Markets Fund”), Brown Advisory Strategic European Equity Fund (“Strategic European Equity Fund”) and Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”) (individually a “Fund,” and collectively, the “Funds”) are each a series of shares of beneficial interest of Brown Advisory Funds (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-ended management investment company. Prior to October 19, 2012, the Funds, except for the Sustainable Growth Fund, Tax Exempt Bond Fund, Emerging Markets Fund, Strategic European Equity Fund, and Mortgage Securities Fund, were series of Professionally Managed Portfolios Trust. Prior to April 12, 2010, the Funds, except for the Tactical Bond Fund, Equity Income Fund, Sustainable Growth Fund, Tax Exempt Bond Fund, Emerging Markets Fund, Strategic European Equity Fund, and Mortgage Securities Fund, each of which had yet to commence operations, were part of the Forum Funds Trust.

The Funds commenced operations as follows:

Institutional	Investor	Advisor
Shares	Shares	Shares
Growth Equity Fund	10/19/2012		6/28/1999	*	5/18/2006	**
Value Equity Fund	10/19/2012		1/28/2003	*	4/25/2006	**
Flexible Equity Fund#	10/19/2012		11/30/2006	*	1/24/2007	**
Small-Cap Growth Fund	9/20/2002	***	6/28/1999	*	4/25/2006	**
Small-Cap Fundamental Value Fund	10/19/2012		12/31/2008	*	7/28/2011
Opportunity Fund	—		6/29/1998	*	—
Maryland Bond Fund	—		12/21/2000	*	—
Intermediate Income Fund	—		11/2/1995	*	5/13/1991	**
Tactical Bond Fund	—		—		9/30/2011
Equity Income Fund	10/19/2012		12/29/2011	*	12/29/2011
Sustainable Growth Fund^	6/29/2012		6/29/2012		6/29/2012
Tax Exempt Bond Fund	—		6/29/2012		—
Emerging Markets Fund	12/12/2012		12/12/2012		12/12/2012
Strategic European Equity Fund	10/21/2013		10/21/2013		10/21/2013
Mortgage Securities Fund	—		12/26/2013		—

#	Known as the Brown Advisory Flexible Value Fund prior to August 15, 2013. Referred to throughout this Semi-Annual Report as the Brown Advisory Flexible Equity Fund or Flexible Equity Fund.
^	Known as the Brown Advisory Winslow Sustainability Fund prior to July 1, 2013. Referred to throughout this Semi-Annual Report as the Brown Advisory Sustainable Growth Fund or Sustainable Growth Fund.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.
**	Prior to July 1, 2011, Advisor Shares were known as A Shares.
***	Prior to October 19, 2012, Small-Cap Growth Fund Institutional Shares were known as D Shares.

Each share class has equal rights as to earnings and assets except that each class bears different shareholder servicing and distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each share class on its relative net assets.

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Value Equity Fund and Tactical Bond Fund is to achieve capital appreciation. The investment objective of Small-Cap Fundamental Value Fund and Opportunity Fund is to achieve long-term

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Notes to Financial Statements
December 31, 2013 (Unaudited)

capital appreciation. Flexible Equity Fund’s investment objective is to achieve long-term growth of capital. Maryland Bond Fund’s investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund’s investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. Equity Income Fund’s investment objective is to provide current dividend yield and dividend growth. Sustainable Growth Fund’s investment objective is to seek capital appreciation by investing at least 80% of its net assets in equity securities of environmentally sustainable domestic companies. Tax Exempt Bond Fund’s investment objective is to seek to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds. The investment objective of the Emerging Markets Fund is to seek to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets. Strategic European Equity Fund’s investment objective seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe. The investment objective of the Mortgage Securities Fund seeks to maximize total return consistent with preservation of capital.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities that are traded on foreign exchanges, the Funds have selected Interactive Data Corporation (“IDC”) to provide pricing data for those such securities that are held by the Funds. The use of IDC’s pricing services with respect to these foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when determining whether or not to utilize these prices provided by IDC. The confidence interval is a measure of the relationship that each foreign exchange traded security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. IDC provides a confidence interval for each foreign exchange traded security for which it provides a price. If the confidence interval provided by IDC is equal to or greater than a predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at that price. If the confidence interval provided by IDC is less than the predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at the preceding closing price on its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked prices.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

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Notes to Financial Statements
December 31, 2013 (Unaudited)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2013, the Small-Cap Growth Fund held fair valued securities with a market value of $2,113,560 or 0.6% of total net assets.

As described above, the Funds’ utilize various methods to measure the fair value of most of their investments on a recurring basis.

U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of inputs used to value the Funds’ investments as of December 31, 2013:

Growth Equity Fund	Level 1	Level 2	Level 3
Common Stocks	$2,652,038,876	$—	$—
Short-Term Investments	84,869,250	—	—
Total Investments in Securities	$2,736,908,126	$—	$—

Value Equity Fund	Level 1	Level 2	Level 3
Common Stocks	$209,881,572	$—	$—
Short-Term Investments	10,817,470	—	—
Total Investments in Securities	$220,699,042	$—	$—

Flexible Equity Fund	Level 1	Level 2	Level 3
Common Stocks	$139,431,545	$—	$—
Warrants	431,510	—	—
Short-Term Investments	9,750,488	—	—
Total Investments in Securities	$149,613,543	$—	$—

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Notes to Financial Statements
December 31, 2013 (Unaudited)

Small-Cap Growth Fund	Level 1	Level 2	Level 3
Common Stocks	$316,976,758	$—	$—
Private Placements	—	—	2,113,560
Short-Term Investments	7,404,577	—	—
Total Investments in Securities	$324,381,335	$—	$2,113,560

Small-Cap Fundamental Value Fund	Level 1	Level 2	Level 3
Common Stocks	$516,009,899	$—	$—
Real Estate Investment Trusts	10,092,218	—	—
Short-Term Investments	19,793,734	—	—
Total Investments in Securities	$545,895,851	$—	$—

Opportunity Fund	Level 1	Level 2	Level 3
Common Stocks	$11,068,636	$—	$—
Short-Term Investments	210,534	—	—
Total Investments in Securities	$11,279,170	$—	$—

Maryland Bond Fund	Level 1	Level 2	Level 3
Municipal Bonds	$—	$206,999,987	$—
Short-Term Investments	2,626,052	—	—
Total Investments in Securities	$2,626,052	$206,999,987	$—

Intermediate Income Fund	Level 1	Level 2	Level 3
Corporate Bonds & Notes	$—	$58,718,135	$—
Mortgage Backed Securities	—	28,575,254	—
U.S. Treasury Notes	—	74,326,241	—
Municipal Bonds	—	40,335,973	—
Asset Backed Securities	—	15,039,139	—
Short-Term Investments	7,779,216	—	—
Total Investments in Securities	$7,779,216	$216,994,742	$—

Tactical Bond Fund	Level 1	Level 2	Level 3
U.S. Treasury Notes	$—	$6,963,457	$—
Municipal Bonds	—	7,288,160	—
Short-Term Investments	861,152	6,897,068	—
Total Investments in Securities	$861,152	$21,148,685	$—
Credit Default Swaps	$—	$250,966	$—

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Notes to Financial Statements
December 31, 2013 (Unaudited)

Equity Income Fund	Level 1	Level 2	Level 3
Common Stocks	$165,385,350	$—	$—
Preferred Stocks	6,173,485	—	—
Real Estate Investment Trusts	10,909,490	—	—
Short-Term Investments	5,669,597	—	—
Total Investments in Securities	$188,137,922	$—	$—

Sustainable Growth Fund	Level 1	Level 2	Level 3
Common Stocks	$205,417,360	$—	$—
Short-Term Investments	4,684,061	—	—
Total Investments in Securities	$210,101,421	$—	$—

Tax Exempt Bond Fund	Level 1	Level 2	Level 3
Municipal Bonds	$—	$159,053,087	$—
Short-Term Investments	8,919,700	—	—
Total Investments in Securities	$8,919,700	$159,053,087	$—

Emerging Markets Fund	Level 1	Level 2	Level 3
Common Stocks	$17,539,555	$123,035,951	$—
Preferred Stocks	3,188,072	—	—
Exchange Traded Funds	4,940,898	—	—
Short-Term Investments	2,636,790	—	—
Total Investments in Securities	$28,305,315	$123,035,951	$—

Strategic European Equity Fund	Level 1	Level 2	Level 3
Common Stocks	$1,116,707	$129,156,744	$—
Short-Term Investments	4,277,594	—	—
Total Investments in Securities	$5,394,301	$129,156,744	$—

Mortgage Securities Fund	Level 1	Level 2	Level 3
Mortgage Backed Securities	$—	$52,126,607	$—
Municipal Bonds	—	14,659,784	—
Asset Backed Securities	—	7,820,599	—
Short-Term Investments	56,013,231	—	—
Total Investments in Securities	$56,013,231	$74,606,990	$—

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund
Balance as of June 30, 2013	$1,740,560
Purchases	10,000
Returns of Capital	(31,000)
Change in Unrealized Appreciation	394,000
Balance as of December 31, 2013	$2,113,560

The inputs utilized in valuing these securities consist of annual audited financial statements and quarterly capital statements which are provided by the issuer. These valuations are adjusted periodically for certain events (additional contributions of capital made by the Fund, distributions to the Fund made by the issuer, etc) that may occur prior to receipt of the next quarterly capital statement or Annual Report.

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Notes to Financial Statements
December 31, 2013 (Unaudited)

Intermediate Income Fund
Balance as of June 30, 2013	$1,485,888
Purchases/Sales	—
Accretion of Discount	1,438
Change in Unrealized Appreciation	(106,318)
Transfer out of Level 3	(1,381,008)
Balance as of December 31, 2013	$—

As of June 30, 2013, the inputs utilized in valuing this security consisted of actual purchases and sales of the security in the open market. The prices of these transactions were then adjusted for current interest rate and market conditions to a benchmark, generally the 10 Year U.S. Treasury Note.  At times, open bid and ask prices were utilized as well.  This security is no longer being fair valued by the Fund and is now being priced by a third-party pricing service utilized by the Fund.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on the trade date. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments.

C. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gain or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of the assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

D. Options – The Funds may invest in options.  When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.

No options were held by the Funds during the six months ended December 31, 2013.

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Notes to Financial Statements
December 31, 2013 (Unaudited)

E. Distributions to Shareholders – For the Maryland Bond Fund and Tax Exempt Bond Fund distributions of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund and Mortgage Securities Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

F. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years as of June 30, 2013. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

H. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

I. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J. Subsequent Events – In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued.

Note 3. Commitments and Other Related Party Transactions

Investment Adviser – The Adviser does business under the name of Brown Advisory, LLC. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, accrued daily and payable monthly from each Fund at an annual rate of the Fund’s average annual daily net assets as follows:

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Notes to Financial Statements
December 31, 2013 (Unaudited)

Annual Advisory Fee
Growth Equity Fund	0.60%
Value Equity Fund	0.60%
Flexible Equity Fund	0.60%
Small-Cap Growth Fund	0.85%
Small-Cap Fundamental Value Fund	0.85%
Opportunity Fund	0.85%
Maryland Bond Fund	0.30%
Intermediate Income Fund	0.30%
Tactical Bond Fund	0.60%
Equity Income Fund	0.60%
Sustainable Growth Fund	0.60%
Tax Exempt Bond Fund	0.30%
Emerging Markets Fund*	0.90%
Strategic European Equity Fund**	0.90%
Mortgage Securities Fund	0.30%

*
Subject to the general oversight of the Adviser and Board of Trustees during the six months ended December 31, 2013, Somerset Capital Management, LLP (“Somerset”), served as sub-adviser to the Emerging Markets Fund and made investment decisions on its behalf. Somerset is compensated for its services by the Adviser.

**
Subject to the general oversight of the Adviser and Board of Trustees during the six months ended December 31, 2013. Wellington Management Company, LLC (“Wellington”), served as sub-adviser to the Strategic European Equity Fund and made investment decisions on its behalf. Wellington is compensated for its services by the Adviser.

The Adviser is also entitled to receive a business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust.

Fee Waivers and Expense Reimbursements – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses for each or the class’ average daily net assets for the Funds noted below:

	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity Fund	1.00%	1.15%	1.35%
Value Equity Fund	1.00%	1.15%	1.35%
Flexible Equity Fund	1.00%	1.15%	1.35%
Small-Cap Growth Fund	1.25%	1.40%	1.60%
Small-Cap Fundamental Value Fund	1.25%	1.40%	1.60%
Opportunity Fund	1.35%	1.50%	1.70%
Maryland Bond Fund	0.55%	0.60%	0.80%
Intermediate Income Fund	0.55%	0.60%	0.80%
Tactical Bond Fund	1.40%	1.55%	1.75%
Equity Income Fund	1.00%	1.15%	1.35%
Sustainable Growth Fund	1.00%	1.15%	1.35%
Tax Exempt Bond Fund	0.55%	0.60%	0.80%
Emerging Markets Fund	1.60%	1.75%	2.00%
Strategic European Equity Fund	1.60%	1.75%	2.00%
Mortgage Securities Fund	0.55%	0.60%	0.80%

These expense caps are in place indefinitely. During the six months ended December 31, 2013, the Adviser waived $3,492 in expenses for the Opportunity Fund and recouped $18,551 in previously waived fees from the Flexible Equity Fund. There are no additional amounts that the Adviser may recoup from the Flexible Equity Fund. The Adviser is permitted to seek reimbursement from the Funds for fees waived and/or Fund expenses it pays over the following three years after such payment. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. At December 31, 2013, the cumulative amounts of previously waived fees that the Adviser may recoup from the Opportunity Fund is $80,630. The Adviser may recoup portions of this amount no later than the dates below:

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Notes to Financial Statements
December 31, 2013 (Unaudited)

	June 30,
	2014	2015	2016	2017
Opportunity Fund	$35,673	$22,493	$18,972	$3,492

Distribution – Quasar Distributors, LLC (“the Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  The Distributor is an affiliate of the Administrator.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity.

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Maryland Bond Fund, Intermediate Income Fund, Tax Exempt Bond Fund and Mortgage Securities Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser.

Other Service Providers – U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of USBFS and the Funds’ custodian, U.S. Bank N.A., is an affiliate of the Administrator.

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, during the six months ended December 31, 2013 were as follows:

	Investment Securities
	Purchases	Sales
Growth Equity Fund	$864,758,817	$315,829,964
Value Equity Fund	58,845,707	33,354,693
Flexible Equity Fund	43,606,156	5,422,964
Small-Cap Growth Fund	21,047,431	37,690,654
Small-Cap Fundamental Value Fund	122,439,290	56,431,150
Opportunity Fund	2,364,132	2,159,893
Maryland Bond Fund	40,247,076	72,271,893
Intermediate Income Fund	230,881,481	253,021,176
Tactical Bond Fund	80,985,362	73,697,202
Equity Income Fund	24,388,823	29,337,567
Sustainable Growth Fund	25,522,056	31,930,209
Tax Exempt Bond Fund	94,274,312	90,691,892
Emerging Markets Fund	37,507,875	12,148,465
Strategic European Equity Fund	131,527,734	5,098,555
Mortgage Securities Fund	74,586,248	—

The Intermediate Income Fund purchased $163,469,337 and sold $132,157,292 in U.S. Government securities during the six months ended December 31, 2013. The Tactical Bond Fund purchased $50,411,743 and sold $57,856,250 in U.S. Government securities during the six months ended December 31, 2013. Purchases and sales of U.S. Government securities are included in the purchases and sales totals and include U.S. Treasury Bonds and U.S. Treasury Notes.

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Notes to Financial Statements
December 31, 2013 (Unaudited)

The cost basis of investments for federal income tax purposes at December 31, 2013 were as follows:

					Small-Cap
	Growth Equity	Value Equity	Flexible Equity	Small-Cap	Fundamental
	Fund	Fund	Fund	Growth Fund	Value Fund
Tax Cost of Investments	$2,132,309,560	$173,090,924	$113,851,851	$199,257,256	$401,909,712
Gross Tax Unrealized Appreciation	617,120,060	49,931,166	35,935,602	130,234,498	150,758,500
Gross Tax Unrealized Depreciation	(12,521,494)	(2,323,048)	(173,910)	(2,996,859)	(6,772,361)
Net Tax Unrealized Appreciation (Depreciation)	$604,598,566	$47,608,118	$35,761,692	$127,237,639	$143,986,139

	Opportunity	Maryland	Intermediate	Tactical	Equity
	Fund	Bond Fund	Income Fund	Bond Fund	Income Fund
Tax Cost of Investments	$7,956,386	$208,246,259	$226,221,140	$22,031,630	$148,480,654
Gross Tax Unrealized Appreciation	3,429,509	4,363,073	1,718,149	241,314	41,075,338
Gross Tax Unrealized Depreciation	(106,725)	(2,983,293)	(3,165,331)	(263,107)	(1,418,070)
Net Tax Unrealized Appreciation (Depreciation)	$3,322,784	$1,379,780	$(1,447,182)	$(21,793)	$39,657,268

	Sustainable	Tax Exempt	Emerging	Strategic European	Mortgage
	Growth Fund	Bond Fund	Markets Fund	Equity Fund	Securities Fund
Tax Cost of Investments	$150,022,037	$171,209,082	$149,979,514	$130,651,178	$130,595,761
Gross Tax Unrealized Appreciation	61,652,829	301,184	15,840,863	5,529,615	59,781
Gross Tax Unrealized Depreciation	(1,573,445)	(3,537,479)	(14,479,111)	(1,629,748)	(35,321)
Net Tax Unrealized Appreciation (Depreciation)	$60,079,384	$(3,236,295)	$1,361,752	$3,899,867	$24,460

Because tax adjustments are calculated annually, the above tables reflect the tax adjustments outstanding at the Fund’s previous fiscal year end (if applicable).

Note 5. Federal Income Tax and Distribution Information

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows (tax character for the six months ended December 31, 2013 is estimated):

	Tax Exempt Income		Ordinary Income
	December 31,	June 30,	December 31,	June 30,
	2013	2013	2013	2013
Growth Equity Fund	$—	$—	$—	$2,055,042
Value Equity Fund	—	—	1,823,080	2,425,706
Flexible Equity Fund	—	—	404,654	233,792
Small-Cap Growth Fund	—	—	1,881,236	—
Small-Cap Fundamental Value Fund	—	—	9,553,187	863,995
Opportunity Fund	—	—	—	—
Maryland Bond Fund	2,257,060	4,878,494	23,720	51,425
Intermediate Income Fund	—	—	2,163,186	10,441,954
Tactical Bond Fund	—	—	110,929	492,870
Equity Income Fund	—	—	3,593,109	4,522,065
Sustainable Growth Fund	—	—	—	95,541
Tax Exempt Bond Fund	1,308,097	2,082,988	27,108	580,188
Emerging Markets Fund	—	—	1,761,113	26,346
Strategic European Equity Fund	—	N/A	—	N/A
Mortgage Securities Fund	—	N/A	—	N/A

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Notes to Financial Statements
December 31, 2013 (Unaudited)

	Long-Term Capital Gain^
	December 31,	June 30,
	2013	2013
Growth Equity Fund	$15,530,799	$—
Value Equity Fund	—	—
Flexible Equity Fund	—	—
Small-Cap Growth Fund	12,608,815	21,935,223
Small-Cap Fundamental Value Fund	15,312,723	—
Opportunity Fund	—	—
Maryland Bond Fund	1,707,914	410,674
Intermediate Income Fund	4,174,241	1,416,508
Tactical Bond Fund	—	—
Equity Income Fund	4,701,048	379,543
Sustainable Growth Fund	2,140,639	—
Tax Exempt Bond Fund	—	—
Emerging Markets Fund	—	—
Strategic European Equity Fund	—	N/A
Mortgage Securities Fund	—	N/A

^	Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

At June 30, 2013 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

					Small-Cap
	Growth Equity	Value Equity	Flexible Equity	Small-Cap	Fundamental
	Fund	Fund	Fund	Growth Fund	Value Fund
Net Tax Unrealized Appreciation (Depreciation)	$280,463,631	$23,069,836	$18,044,771	$74,084,376	$64,179,517
Undistributed Ordinary Income	—	1,442,921	100,229	759,319	3,557,076
Undistributed Long-Term Capital Gain	—	—	—	5,358,634	8,604,720
Total Distributable Earnings	—	1,442,921	100,229	6,117,953	12,161,796
Capital Loss Carryforwards	(6,387,206)	(14,447,921)	(5,231,437)	—	(6,158,465)
Other Accumulated Losses	(4,512,021)	—	—	—	—
Total Accumulated Earnings (Losses)	$269,564,404	$10,064,836	$12,913,563	$80,202,329	$70,182,848

	Opportunity	Maryland	Intermediate	Tactical	Equity
	Fund	Bond Fund	Income Fund	Bond Fund	Income Fund
Net Tax Unrealized Appreciation (Depreciation)	$1,811,644	$3,129,472	$(508,479)	$(428,448)	$26,225,611
Net Tax Unrealized
Appreciation (Depreciation) on Swaps	—	—	—	405,149	—
Undistributed Ordinary Income	—	319,204	469,200	110,913	437,136
Undistributed Long-Term Capital Gain	—	1,707,942	4,174,239	—	1,533,754
Total Distributable Earnings	—	2,027,146	4,643,439	110,913	1,970,890
Capital Loss Carryforwards	(7,330,644)	—	—	(661,139)	—
Other Accumulated Losses	(24,827)	(319,204)	(275,965)	(405,149)	—
Total Accumulated Earnings (Losses)	$(5,543,827)	$4,837,414	$3,858,995	$(978,674)	$28,196,501

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Notes to Financial Statements
December 31, 2013 (Unaudited)

	Sustainable	Tax Exempt	Emerging
	Growth Fund	Bond Fund	Markets Fund
Net Tax Unrealized Appreciation (Depreciation)	$28,288,303	$(3,651,212)	$(5,410,922)
Net Tax Unrealized Appreciation (Depreciation)
on Foreign Receivables	(97)	—	(6,805)
Undistributed Ordinary Income	—	169,986	919,023
Undistributed Long-Term Capital Gain	—	—	—
Total Distributable Earnings	—	169,986	919,023
Capital Loss Carryforwards	(20,384,219)	—	—
Other Accumulated Losses	(268,549)	(143,001)	(2,052,495)
Total Accumulated Earnings (Losses)	$7,635,438	$(3,624,227)	$(6,551,199)

Note 6. Concentration of Risk

Maryland Bond Fund, Tactical Bond Fund and Tax Exempt Bond Fund are non-diversified and may focus their investments in the securities of a limited number of issuers. Concentration of Maryland Bond Fund in securities of a limited amount of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets were invested more heavily in issuers located outside of Maryland and therefore, it is more susceptible to economic, environmental and political factors adversely affecting issuers of Maryland municipal securities than would be comparable tax-exempt mutual funds that invest nationally. These factors may have an adverse affect on the issuers’ ability to meet their continued obligations to pay interest and principal to investors and therefore impact the value of the Fund’s investments and NAV.

Investors in bond funds should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Generally bond prices fall when interest rates rise and vice versa. This effect is usually more pronounced for longer-term securities.

Note 7. Credit Default Swap Agreements

The Tactical Bond Fund may invest in credit default swap agreements. Credit default swap agreements involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap.  As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default some or all of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures typically designed to be representative of some part of the credit market as a whole. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are typically traded using credit default swaps with standardized terms including a fixed spread and

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Notes to Financial Statements
December 31, 2013 (Unaudited)

standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index.

The effect of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2013 is as follows:

			Unrealized
	Derivatives not accounted	Statement of Assets	Appreciation
Fund	For as hedging instruments	and Liabilities Location	(Depreciation)
Tactical Bond Fund	Credit Default Swap Contracts	Unrealized appreciation	$250,966
	(depreciation) on swaps

The effect of derivative instruments on the Statement of Operations for the six months ended December 31, 2013 is as follows:

				Net Change in
				Unrealized Appreciation
	Derivatives not accounted	Location of Gain (Loss)	Net Realized	(Depreciation)
Fund	For as hedging instruments	on Derivatives in income	Gain on Swaps	on Swaps
Tactical Bond Fund	Credit Default Swap Contracts	Net Realized and Unrealized	$760,246	$(154,183)
	Gain (Loss)

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Expense Example For the Six Months Ended December 31, 2013 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period* (July 1, 2013 – December 31, 2013).

Actual Expenses
The “Actual Return” row in the following table provides information about actual account values based on actual returns and actual expenses.  As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions.  Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The “Hypothetical Return” row in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the Hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2013	December 31, 2013	During the Period*	Ratio*
Growth Equity Fund
Institutional Shares
Actual Return	$1,000	$1,165	$4.04	0.74%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.77	0.74%
Investor Shares
Actual Return	$1,000	$1,165	$4.86	0.89%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.53	0.89%
Advisor Shares
Actual Return	$1,000	$1,163	$6.22	1.14%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.80	1.14%

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Expense Example For the Six Months Ended December 31, 2013 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2013	December 31, 2013	During the Period*	Ratio*
Value Equity Fund
Institutional Shares
Actual Return	$1,000	$1,189	$4.30	0.78%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.97	0.78%
Investor Shares
Actual Return	$1,000	$1,188	$5.13	0.93%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.74	0.93%
Advisor Shares
Actual Return	$1,000	$1,186	$6.50	1.18%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.01	1.18%

Flexible Equity Fund
Institutional Shares
Actual Return	$1,000	$1,164	$4.42	0.81%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.13	0.81%
Investor Shares
Actual Return	$1,000	$1,162	$5.40	0.99%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.04	0.99%
Advisor Shares
Actual Return	$1,000	$1,161	$6.65	1.22%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.21	1.22%

Small-Cap Growth Fund
Institutional Shares
Actual Return	$1,000	$1,223	$5.66	1.01%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.14	1.01%
Investor Shares
Actual Return	$1,000	$1,222	$6.50	1.16%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.90	1.16%
Advisor Shares
Actual Return	$1,000	$1,220	$7.89	1.41%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.17	1.41%

Small-Cap Fundamental Value Fund
Institutional Shares
Actual Return	$1,000	$1,229	$5.67	1.01%
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.14	1.01%
Investor Shares
Actual Return	$1,000	$1,227	$6.51	1.16%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.90	1.16%
Advisor Shares
Actual Return	$1,000	$1,226	$7.91	1.41%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.17	1.41%

Opportunity Fund
Investor Shares
Actual Return	$1,000	$1,218	$8.39	1.50%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.63	1.50%

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Expense Example For the Six Months Ended December 31, 2013 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2013	December 31, 2013	During the Period*	Ratio*
Maryland Bond Fund
Investor Shares
Actual Return	$1,000	$999	$2.62	0.52%
Hypothetical (5% annual return before expenses)	$1,000	$1,023	$2.65	0.52%

Intermediate Income Fund
Investor Shares
Actual Return	$1,000	$998	$2.67	0.53%
Hypothetical (5% annual return before expenses)	$1,000	$1,023	$2.70	0.53%
Advisor Shares
Actual Return	$1,000	$996	$3.92	0.78%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.97	0.78%

Tactical Bond Fund
Advisor Shares
Actual Return	$1,000	$1,009	$6.79	1.34%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$6.82	1.34%

Equity Income Fund
Institutional Shares
Actual Return	$1,000	$1,124	$4.18	0.78%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.97	0.78%
Investor Shares
Actual Return	$1,000	$1,122	$4.97	0.93%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.74	0.93%
Advisor Shares
Actual Return	$1,000	$1,122	$6.31	1.18%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.01	1.18%

Sustainable Growth Fund
Institutional Shares
Actual Return	$1,000	$1,217	$4.36	0.78%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$3.97	0.78%
Investor Shares
Actual Return	$1,000	$1,216	$5.19	0.93%
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.74	0.93%
Advisor Shares
Actual Return	$1,000	$1,214	$6.58	1.18%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.01	1.18%

Tax Exempt Bond Fund
Investor Shares
Actual Return	$1,000	$1,000	$2.72	0.54%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$2.75	0.54%

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Expense Example For the Six Months Ended December 31, 2013 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2013	December 31, 2013	During the Period*	Ratio*
Emerging Markets Fund
Institutional Shares
Actual Return	$1,000	$1,028	$6.34	1.24%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.31	1.24%
Investor Shares
Actual Return	$1,000	$1,027	$7.10	1.39%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.07	1.39%
Advisor Shares
Actual Return	$1,000	$1,026	$8.37	1.64%
Hypothetical (5% annual return before expenses)	$1,000	$1,017	$8.34	1.64%

Strategic European Equity Fund
Institutional Shares
Actual Return	$1,000	$1,021	$2.54	1.29%
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.56	1.29%
Investor Shares
Actual Return	$1,000	$1,020	$2.83	1.44%
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.32	1.44%
Advisor Shares
Actual Return	$1,000	$1,020	$3.32	1.69%
Hypothetical (5% annual return before expenses)	$1,000	$1,017	$8.59	1.69%

Mortgage Securities Fund
Investor Shares
Actual Return	$1,000	$1,000	$0.08	0.59%
Hypothetical (5% annual return before expenses)	$1,000	$1,022	$3.01	0.59%

*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period divided by the number of days in the Funds’ current fiscal year, with the exception of the Actual Return calculations for the Strategic European Equity Fund and Mortgage Securities Fund, which commenced operations on October 21, 2013 and December 26, 2013, respectively.  For those Funds, the Actual Return calculations are for the period from their respective inception dates to December 31, 2013.

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Approval of the Continuation of the Investment Advisory Agreement and
the Adoption of Investment Advisory Agreements and
a Sub-Investment Advisory Agreement for the Funds (Unaudited)

1.
Board of Trustees Approval of the Continuation of the Trust’s Investment Advisory Agreement (with respect to each of the Funds other than the Brown Advisory Emerging Markets Fund, Strategic European Equity Fund and Mortgage Securities Fund)

In accordance with the Investment Company Act of 1940 Act, the Board of Trustees of the Trust is required, on an annual basis, to consider the continuation of the Investment Advisory Agreement between the Trust, on behalf of each of the Funds, and Brown Advisory LLC (“Brown Advisory” or the “Adviser”), as well as any applicable Sub-Advisory Agreements, and this must take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request.  (Separate discussions of the Board’s consideration of matters with respect to: (1) the approval of the adoption of the Investment Advisory Agreement and the Sub-Investment Advisory Agreement with respect to the Strategic European Equity Fund, and (2) the approval of the adoption of the Investment Advisory Agreement with respect to the Mortgage Securities Fund are set forth immediately following this section).

Accordingly, in determining whether to approve the continuation of the Investment Advisory Agreement, the Trustees requested, and the Adviser provided, information and data relevant to the Board’s consideration.  This included materials prepared by the Adviser and by the Funds’ administrator that provided the Board with information regarding the investment performance of the Funds, and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds.  As part of its deliberations, the Board also considered and relied upon information about the Funds and Brown Advisory that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board most recently considered the continuation of the Investment Advisory Agreement at an in-person meeting held on October 30, 2013.  At this meeting, the Board engaged in a thorough review process in connection with determining whether to continue the Investment Advisory Agreement.  In addition, the Board also considered the continuation of the currently effective Expense Limitation Agreement with respect to each Fund which would limit the total operating expenses for each class of shares of each of the Funds through October 31, 2015, as well as the Business Management Agreement with Brown Advisory pursuant to which  Brown Advisory provides certain business management services to the Funds.

Following their review and consideration, the Trustees determined that the continuation of the Investment Advisory Agreement with respect to each of the Funds was advisable and would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders.  Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement.  In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement.  The Trustees also carefully considered the profitability data and comparative fee, expense and performance information prepared for their use.  In considering the continuation of the Investment Advisory Agreement with respect to each Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant.  They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services provided.  The Trustees concluded that Brown Advisory is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by Brown Advisory to each of the Funds, Brown Advisory’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, Brown Advisory’s investment management and compliance oversight processes, and the competitive investment performance of the Funds.  On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and is competitive with many other comparable investment companies.

The Board received and reviewed performance information for each of the Funds separately, including performance information, for applicable one-, three-, five- and ten-year periods ended September 30, 2013, and for shorter periods as applicable with respect to those Funds with shorter operating histories.  The Board took into consideration that this information for certain of the Funds

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Approval of the Continuation of the Investment Advisory Agreement and
the Adoption of Investment Advisory Agreements and
a Sub-Investment Advisory Agreement for the Funds (Unaudited)

included information from when these Funds were series of another registered investment company for which Brown Advisory had previously provided investment advisory services (the “Predecessor Funds”), and which were reorganized into the subject Funds as part of a reorganization transaction that was completed in October 2012.  The Board also reviewed with the representatives of Brown Advisory other information and data, including each Fund’s performance against its benchmark and its peers, as follows:

Equity Income Fund

The Board first reviewed information and materials regarding the performance results for the Equity Income Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, and its total universe group for the one-year period ended September 30, 2013.  The Board also noted that, because the Fund commenced operations in December 2011, the Fund has a relatively short performance history.  The Board also took note of the fact that the Board had met with the Fund’s portfolio managers at its September 6, 2013 meeting, at which time the portfolio managers discussed the Fund’s strategy to seek to offer higher yield due to its stronger commitment to dividend payout, stronger dividend growth and lower volatility than the S&P 500 Index.

Flexible Equity Fund

The Board next reviewed information and materials regarding the performance results for the Flexible Equity Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the S&P 500 Index, and its total universe group for the one-, three-, and five-year periods ended September 30, 2013.

Growth Equity Fund

The Board then reviewed information and materials regarding the performance results for the Growth Equity Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Russell 1000 Growth Index, and its total universe group for the one- and three-year periods ended September 30, 2013, but had outperformed its primary benchmark index and its total universe group for the five- and ten-year periods ended September 30, 2013.

Opportunity Fund

The Board next reviewed information and materials regarding the performance results for the Opportunity Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Russell 3000 Index, and its total universe group for the one-, three- and five-year periods ended September 30, 2013, but had underperformed its benchmark index and total universe group for the ten-year period ended September 30, 2013.

Small-Cap Fundamental Value Fund

The Board then reviewed information and materials regarding the performance results for the Small-Cap Fundamental Value Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Russell 2000 Value Index, and its total universe group for the one- and three-year periods ended September 30, 2013.

Small-Cap Growth Fund

The Board next reviewed information and materials regarding the performance results for the Small-Cap Growth Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Russell 2000 Growth Index, and its total universe group for the one-, five- and ten-year periods ended September 30, 2013, but had underperformed its primary benchmark index and its total universe group for the three-year period ended September 30, 2013.

Value Equity Fund

The Board then reviewed information and materials regarding the performance results for the Value Equity Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Russell 1000 Value Index, for the one- and five-year periods ended September 30, 2013, but had underperformed for the three- and ten-year periods ended September 30, 2013.  The Board also noted that the Investor Shares of the Fund had outperformed its total universe group for the one- and three-year periods ended September 30, 2013, but underperformed its total universe group for the five- and ten-year periods ended September 30, 2013.

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Approval of the Continuation of the Investment Advisory Agreement and
the Adoption of Investment Advisory Agreements and
a Sub-Investment Advisory Agreement for the Funds (Unaudited)

Sustainable Growth Fund

The Board next reviewed information and materials regarding the performance results for the Sustainable Growth Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Russell 1000 Growth Index, and its total universe group for the one-year period ended September 30, 2013.

Intermediate Income Fund

The Board then reviewed information and materials regarding the performance results for the Intermediate Income Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Barclays Intermediate Aggregate Bond Index, and its total universe group for the one-, three-, five- and ten-year periods ended September 30, 2013.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser, and the generally conservative investment approach utilized for the Fund was noted.

Maryland Bond Fund

The Board next reviewed information and materials regarding the performance results for the Maryland Bond Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Barclays 1-10 Year Blended Municipal Bond Index, for the one-, three-, five- and ten-year periods ended September 30, 2013.  The Board also noted that the Investor Shares of the Fund had outperformed its total universe group for the one-year period ended September 30, 2013, but underperformed its total universe group for the three-, five-, and ten-year periods ended September 30, 2013.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser, and the generally conservative investment approach utilized for the Fund was noted.

Tactical Bond Fund

The Board then reviewed information and materials regarding the performance results for the Tactical Bond Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Barclays Intermediate Aggregate Bond Index, and its total universe group for the one-year period ended September 30, 2013.

Tax Exempt Bond Fund

The Board next reviewed information and materials regarding the performance results for the Tax Exempt Bond Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Barclays 1-10 Year Blended Municipal Bond Index, for the one-year period ended September 30, 2013, but outperformed its total universe group for the same period.

The cost of advisory services provided and the level of profitability.  The Board also considered the advisory fees and overall expenses of the Funds as compared to the advisory fees and overall expenses (excluding Rule 12b-1 fees) of other mutual funds in each Fund’s peer group, as well as profitability information with respect to Brown Advisory’s management and operation of the Funds.  On the basis of this comparative information, the Trustees determined that the overall advisory fees and expense ratios of the Funds are competitive with industry averages.  The Trustees noted that Brown Advisory had proposed the continuation of their contractual commitment for the benefit of shareholders of the Funds to limit the Funds’ operating expenses through October 31, 2015, subject to recoupment by the Adviser of certain amounts under specified circumstances.

The Board also considered Brown Advisory’s level of profitability with respect to each of the Funds, and noted that Brown Advisory’s level of profitability was acceptable and not unreasonable.  The Board considered information regarding the fees that Brown Advisory charges to its other clients for investment advisory services that are similar to the advisory services provided to the Funds and the Board noted that the fees charged to the Funds by the Adviser were reasonable in light of the nature of the services provided by the Adviser to the other accounts, the types of accounts involved, and the applicable services provided in each case.  Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory for investment advisory services, the investment advisory and other services provided to the Funds by Brown Advisory, and the level of profitability from Brown Advisory’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Brown Advisory’s profitability were appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.  The Board reviewed with the representatives of Brown Advisory certain fee and expense information as follows:

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Approval of the Continuation of the Investment Advisory Agreement and
the Adoption of Investment Advisory Agreements and
a Sub-Investment Advisory Agreement for the Funds (Unaudited)

Equity Income Fund

The Board first reviewed expense information and materials for the Equity Income Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below average compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.95%, which is lower than the average net expense ratio of its peer funds.

Flexible Equity Fund

The Board next reviewed expense information and materials for the Flexible Equity Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below average compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 1.03%, which was the same as the average net expense ratio of its peer funds.

Growth Equity Fund

The Board then reviewed expense information and materials for the Growth Equity Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below average compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.92%, which was slightly higher than the average net expense ratio of its peer funds.

Opportunity Fund

The Board next reviewed expense information and materials for the Opportunity Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was slightly below average compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 1.50%, which was higher than the average net expense ratio of its peer funds.

Small-Cap Fundamental Value Fund

The Board then reviewed expense information and materials for the Small-Cap Fundamental Value Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was above average compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 1.19%, which was higher than the average net expense ratio of its peer funds.

Small-Cap Growth Fund

The Board next reviewed expense information and materials for the Small-Cap Growth Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was below average compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 1.18%, which was lower than the average net expense ratio of its peer funds.

Value Equity Fund

The Board then reviewed expense information and materials for the Value Equity Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below average compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.96%, which was lower than the average net expense ratio of its peer funds.

Sustainable Growth Fund

The Board next reviewed expense information and materials for the Sustainable Growth Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below average compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 1.01%, which was slightly higher than the average net expense ratio of its peer funds.

Intermediate Income Fund

The Board then reviewed expense information and materials for the Intermediate Income Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below average compared to its peer

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Approval of the Continuation of the Investment Advisory Agreement and
the Adoption of Investment Advisory Agreements and
a Sub-Investment Advisory Agreement for the Funds (Unaudited)

funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.53%, which was lower than the average net expense ratio of its peer funds.

Maryland Bond Fund

The Board next reviewed expense information and materials for the Maryland Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below average compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.54%, which was lower than the average net expense ratio of its peer funds.

Tactical Bond Fund

The Board then reviewed expense information and materials for the Tactical Bond Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below average compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 1.05%, which was higher than the average net expense ratio of its peer funds.

Tax Exempt Bond Fund

The Board next reviewed expense information and materials for the Tax Exempt Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below average compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.55%, which was lower than the average net expense ratio of its peer funds.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale.  While it was noted that the Funds’ investment advisory fees will not decrease as the Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund market.  The Trustees noted that, with the exception of the Brown Advisory Growth Equity Fund, the Funds are not at scale and that profitability is not yet such that a reduction in fees would be appropriate at this time.  The Trustees also noted that the Funds’ advisory fees are competitive against their peers.  The Trustees then noted that they will have the opportunity to periodically re-examine whether any of the Funds have achieved economies of scale, and the appropriateness of investment advisory fees payable to Brown Advisory with respect to the Funds, in the future at which time the implementation of fee breakpoints on applicable Funds could be further considered.

Benefits to Brown Advisory from its relationship with the Funds (and any corresponding benefits to the Funds).  The Trustees concluded that other benefits that may be derived by Brown Advisory from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders.  In addition, the Trustees determined that the Funds  benefit from their relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.

Other Considerations.  In approving the continuation of the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders.  The Board also acknowledged the experience and expertise of members of the Brown Advisory senior management team and the focus these individuals have on ensuring that the Funds operate successfully.  The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees and to reimburse expenses of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement.  The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

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Approval of the Continuation of the Investment Advisory Agreement and
the Adoption of Investment Advisory Agreements and
a Sub-Investment Advisory Agreement for the Funds (Unaudited)

In considering information regarding the investment management fees payable by the Funds to the Adviser under the Investment Advisory Agreement, the Board also took note of the business management fees that are payable by each of the Funds to Brown Advisory under the terms of the Business Management Agreement.  In considering the approval of the continuation of the Business Management Agreement, the Board members considered various factors with respect to the business management fees, including the level and amount of these fees and the services that are provided by Brown Advisory in connection with the Business Management Agreement, in determining the reasonableness of the total fees paid by the Funds to Brown Advisory for the overall level of services that Brown Advisory provides to the Funds and their shareholders.  In considering the nature and extent of the non-advisory business management services that are provided to the Funds by the Adviser, the Board took into consideration: (1) whether the Business Management Agreement is in the best interest of the Funds and their shareholders; (2) whether the services performed under the Business Management Agreement are required for the operation of the Funds; (3) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (4) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.  After reviewing these factors with respect to the Business Management Agreement, the Board of Trustees determined that approval of the continuation of the Business Management Agreement was advisable and in the best interest of the Funds and their shareholders and that the fees payable to Brown Advisory under the terms of the Business Management Agreement were fair and reasonable in light of the services provided.

The Board also considered various matters with respect to the distribution and shareholder servicing arrangements applicable to the Funds and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Funds, including certain of such fees which are payable to the Adviser for the shareholder administrative services that it provides to shareholders of the Funds.  The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those Fund shareholders covered by the applicable servicing arrangements in the relevant share classes.

In reaching their conclusion with respect to the approval of the of the continuation of the Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, but rather, the Board took note of a combination of factors that influenced their decision making process.  They noted the level and quality of the investment advisory services provided by Brown Advisory to each of the Funds in the Trust, and they found that these services will continue to benefit the Funds and their shareholders and also reflected the Adviser’s overall commitment to the continued growth and development of the Funds.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, were fair and reasonable and the Board voted to renew the Investment Advisory Agreement with respect to the Funds for an additional one-year period.

2.	Board of Trustees Approval of the Investment Advisory Agreement and the Sub-Investment Advisory Agreement With Respect to the Brown Advisory Strategic European Equity Fund

The Investment Advisory Agreement between the Trust, on behalf of the Brown Advisory Strategic European Equity Fund (the “Fund”), and Brown Advisory, LLC (“Brown Advisory” or the “Adviser”), was approved by the Board of Trustees at a meeting of the Board held on September 6, 2013.  At the same meeting, the Board of Trustees also approved the Sub-Investment Advisory Agreement with respect to the Fund between Brown Advisory and Wellington Management Company, LLP (“Wellington” or the “Sub-Adviser”), the sub-investment adviser to the Fund.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of both the Investment Advisory Agreement and the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of each of the Agreements, and it is the duty of the Adviser and the Sub-Adviser, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve: (1) the Investment Advisory Agreement between the Adviser and the Trust with respect to the Fund, and (2) the Sub-Investment Advisory Agreement between Brown Advisory and Wellington, the Board of Trustees requested, and the Adviser and the Sub-Adviser provided, information and data relevant to the Board’s consideration.

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Approval of the Continuation of the Investment Advisory Agreement and
the Adoption of Investment Advisory Agreements and
a Sub-Investment Advisory Agreement for the Funds (Unaudited)

This included materials prepared by the Adviser, the Sub-Adviser and by the Fund’s administrator that provided the Board with information regarding the investment performance of the Sub-Adviser’s similarly managed funds and separate accounts having similar investment objectives and strategies as the Fund, and information regarding the estimated fees and expenses of the Fund, as compared to other similar mutual funds.

The Board initially met by means of a telephonic meeting held on July 18, 2013 in order to consider various matters with respect to the proposed approval of each of the Agreements.  At this meeting, the Board reviewed with representatives of the Adviser various matters with respect to the proposed establishment and organization of the Fund, the proposed sub-advisory services to be provided to the Fund by the Sub-Adviser, the nature and extent of the duties and responsibilities of the Adviser and the Sub-Adviser with respect to the Fund, the compliance oversight process involving the Fund and its operations, and the proposed fees and expenses of the Fund, including the proposed sub-advisory fees applicable to the Fund.  During this meeting representatives of the Adviser made a presentation to the Board regarding their recommendation to retain the Sub-Adviser to provide sub-advisory services to the Fund and they reviewed the process that they had followed in determining to select Wellington to serve as Sub-Adviser.

The Board then met again at in-person meeting of the Board of Trustees held on September 6, 2013 to consider matters with respect to the Fund and the members of the Board reviewed and considered the approval of the Investment Advisory Agreement and the Sub-Investment Advisory Agreement.  In addition, the Board also considered the adoption of an Expense Limitation Agreement with respect to the Fund which would limit the total operating expenses of the Fund through October 31, 2015, as well as a Business Management Agreement with Brown Advisory pursuant to which Brown Advisory would provide certain business management services to the Fund.  At this meeting, representatives of the Sub-Adviser, including the proposed portfolio manager of the Fund, reviewed for the members of the Board Wellington’s experience and background in managing European equity securities, and they also reviewed information regarding the investment advisory process followed by the Sub-Adviser and the compliance program of the Sub-Adviser.  In addition, the members of the Board reviewed with the proposed portfolio manager of the Fund various matters with respect to the proposed sub-advisory services to be provided to the Fund by Wellington and the investment strategies that would be employed by the firm in managing the Fund.

Following their review and consideration of these matters, the Trustees determined that the Investment Advisory Agreement with the Adviser with respect to the Fund would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.  Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “Independent Trustees”), unanimously approved the Investment Advisory Agreement for the Fund.  In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement.  The Trustees also carefully considered the projected profitability data and comparative fee, expense and performance information prepared by Trust management.  In considering the Investment Advisory Agreement with respect to the Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant.  They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided.  The Trustees concluded that Brown Advisory is capable of providing high quality services to the Fund, as indicated by the nature, extent and quality of services provided in the past to the other Funds in the Trust, Brown Advisory’s management capabilities demonstrated with respect to the other Funds in the Trust, the professional qualifications and experience of the members of Brown Advisory’s investment management oversight team who will be responsible for the ongoing supervision and oversight of Wellington’s investment activities with respect to the Fund, Brown Advisory’s investment and compliance oversight processes, and the competitive investment performance of the other Funds in the Trust.  The Trustees also determined that Brown Advisory proposed to provide investment advisory services that were of the same quality as services provided to the other Funds in the Trust, and that these services are appropriate in scope and extent in light of the Fund’s proposed operations, the competitive landscape of the investment company business and investor needs.  On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services to be provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services to be provided and the expected level of profitability.  On the basis of comparative information derived from the data that was provided to the Board, the Trustees determined that the overall projected expense ratios for each respective class of shares of the Fund were competitive with industry averages.  The Trustees also noted that Brown Advisory had

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Approval of the Continuation of the Investment Advisory Agreement and
the Adoption of Investment Advisory Agreements and
a Sub-Investment Advisory Agreement for the Funds (Unaudited)

proposed a contractual commitment for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2015.  The Board also focused on Brown Advisory’s projected level of profitability with respect to the Fund, and noted that Brown Advisory’s expected level of profitability was acceptable and not unreasonable.  Accordingly, on the basis of the Board’s review of the fees to be charged by Brown Advisory for investment advisory services, the investment advisory services and sub-advisory oversight services to be provided to the Fund by Brown Advisory, and the estimated level of profitability from Brown Advisory’s relationship with the Fund, the Board concluded that the level of investment advisory fees, the level of the sub-investment advisory fees and Brown Advisory’s projected profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fees are appropriate in light of the projected size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment advisory fees payable to Brown Advisory with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could further be considered.

Benefits to Brown Advisory from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Brown Advisory from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.  In addition, the Trustees determined that the Fund will benefit from its relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Fund that is generally comparable to the costs of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of the shareholders of the Fund in light of the nature and quality of the services to be provided and the necessity of the services for the Fund’s operations.

Other Considerations.  In approving the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered the nature of the oversight duties to be performed by Brown Advisory which include extensive investment management and compliance due diligence with respect to the operations of the Sub-Adviser, and the Board determined that the investment advisory fee fairly compensated Brown Advisory for the services that it is to perform pursuant to the Investment Advisory Agreement.  The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees to the benefit of the Fund’s shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement.  The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

In considering information regarding the investment management fees payable by the Fund to the Adviser under the Investment Advisory Agreement, the Board also took note of the business management fees that are payable by the Fund to Brown Advisory under the terms of the Business Management Agreement.  In considering the approval of the Business Management Agreement with respect to the Fund, the Board members considered various factors with respect to the business management fees, including the level and amount of these fees and the services to be provided by Brown Advisory in connection with the Business Management Agreement, in determining the reasonableness of the total fees to be paid by the Fund to Brown Advisory for the overall level of services that Brown Advisory is to provide to the Fund and its shareholders.  In considering the nature and extent of the non-advisory business management services to be provided to the Fund by the Adviser, the Board took into consideration: (1) whether the Business Management Agreement is in the best interest of the Fund and its shareholders; (2) whether the services to be performed under the Business Management Agreement are required for the operation of the Fund; (3) whether the services to be provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (4) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services

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Approval of the Continuation of the Investment Advisory Agreement and
the Adoption of Investment Advisory Agreements and
a Sub-Investment Advisory Agreement for the Funds (Unaudited)

of the same nature and quality.  After reviewing these factors with respect to the Business Management Agreement, the Board of Trustees determined that approval of the Business Management Agreement was advisable and in the best interest of the Fund and its shareholders and that the fees payable to Brown Advisory under the terms of the Business Management Agreement were fair and reasonable in light of the services to be provided.

The Board also considered various matters with respect to the proposed distribution and shareholder servicing arrangements applicable to the Fund and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Fund, including certain of such fees which may be payable to the Adviser for the shareholder administrative services that it provides to shareholders of the Fund.  The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those Fund shareholders covered by the applicable servicing arrangements in the relevant share classes.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them with respect to the proposed contracts and the presentation of the representatives of Brown Advisory and Wellington, as well as the information and materials that they had been provided with in connection with their July 18, 2013 and September 6, 2013 meetings at which they had considered various matters with respect to the proposed establishment and operation of the Fund, and during which meetings they had reviewed matters with respect to the Fund with representatives of the Adviser and Wellington.  In reaching their conclusion with respect to the approval of the Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of investment advisory services provided by Brown Advisory to each of the other Funds in the Trust, and they found that these services will benefit the Fund and its shareholders and also reflected management’s overall commitment to the growth and development of the Fund.

The Board then undertook the consideration of various matters with respect to the proposed approval of the Sub-Advisory Agreement between Brown Advisory and Wellington.  They considered various matters involving the respective services to be provided by each of the Adviser and the Sub-Adviser in connection with the management and operation of the Fund and they took note of the extensive oversight duties to be performed by the Adviser including investment management and compliance oversight of the operations of the Sub-Adviser.

The Board reviewed and evaluated the information that the Adviser and the Sub-Adviser had presented for the Board’s review.  The Board particularly noted, among other considerations, that the Fund’s proposed investment advisory fees and overall operating expenses were competitive with comparable mutual funds, and that Wellington has successfully managed other accounts with similar investment objectives and strategies.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services to be provided.  The Trustees concluded that Wellington is capable of providing high quality sub-advisory services to the Fund, as indicated by the nature and quality of services provided to its other managed accounts, the professional qualifications and experience of the Wellington employee who will be serving as the portfolio manager of the Fund, and Wellington’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Wellington, the Trustees concluded that Wellington is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services to be provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the overall projected expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that the Fund will be subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2015.  The Board took note of the fact that the sub-advisory fee had been separately negotiated by Brown Advisory and Wellington and was consistent with fee arrangements for sub-advisory services in connection with other sub-advised mutual funds.  Accordingly, on the basis of the Board’s review of the fees to be charged by Wellington for sub-investment advisory services to be provided to the Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fee had been separately negotiated at arms-length by independent third parties.

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Approval of the Continuation of the Investment Advisory Agreement and
the Adoption of Investment Advisory Agreements and
a Sub-Investment Advisory Agreement for the Funds (Unaudited)

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fees are appropriate in light of the projected size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Wellington and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment advisory fees and sub-investment advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Wellington from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Wellington from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations.  In approving the Sub-Investment Advisory Agreement, the Trustees determined that Wellington has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered matters with respect to the brokerage practices of Wellington, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them with respect to the proposed contract and the presentation of the representatives of Brown Advisory and Wellington, as well as the information and materials that they had been provided with in connection with their July 18, 2013 and September 6, 2013 meetings at which they had considered various matters with respect to the proposed establishment and operation of the Fund, and at which meeting representatives of the Adviser and Wellington and the proposed portfolio manager for the Fund had made presentations to the Board.  In reaching their conclusion with respect to the approval of the Sub-Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of investment advisory services provided by Wellington to its other investment advisory clients and they found that these services will benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Wellington and they determined that the sub-advisory fee, as negotiated by Brown Advisory and Wellington, reasonably reflected the nature and extent of the services to be provided by Wellington with respect to the Fund.

3.	Board of Trustees Approval of the Investment Advisory Agreement With Respect to the Brown Advisory Mortgage Securities Fund

The Investment Advisory Agreement between the Trust, on behalf of the Brown Advisory Mortgage Securities Fund (the “Fund”), and Brown Advisory, LLC (“Brown Advisory” or the “Adviser”), was approved by the Board of Trustees at a meeting of the Board held on October 30, 2013.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the Investment Advisory Agreement at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the adoption of the Investment Advisory Agreement between the Adviser and the Trust with respect to the Fund, the Board of Trustees requested, and the Adviser provided, information and data relevant to the Board’s consideration.  This included materials prepared by the Adviser and by the Fund’s administrator that provided the Board with information regarding the investment performance of the Adviser’s separately managed accounts having similar investment objectives and strategies as the Fund, and information regarding the estimated fees and expenses of the Fund, as compared to other similar mutual funds.

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Approval of the Continuation of the Investment Advisory Agreement and
the Adoption of Investment Advisory Agreements and
a Sub-Investment Advisory Agreement for the Funds (Unaudited)

The Board initially met by means of a telephonic meeting held on October 8, 2013 in order to consider various matters with respect to the proposed approval of the Agreement.  At this meeting, the Board reviewed with representatives of the Adviser various matters with respect to the proposed establishment and organization of the Fund, the proposed investment advisory services to be provided to the Fund by the Adviser, the nature and extent of the duties and responsibilities of the Adviser with respect to the Fund, the compliance oversight process involving the Fund and its operations, and the proposed fees and expenses of the Fund.  During this meeting, representatives of the Adviser made a presentation to the Board regarding their proposal to provide investment advisory services to the Fund.

The Board then met again at in-person meeting of the Board of Trustees held on October 30, 2013 to consider matters with respect to the Fund and the members of the Board reviewed and considered the approval of the Investment Advisory Agreement.  In addition, the Board also considered the adoption of an Expense Limitation Agreement with respect to the Fund which would limit the total operating expenses of the Fund through October 31, 2015, as well as a Business Management Agreement with Brown Advisory pursuant to which Brown Advisory would provide certain business management services to the Fund.  At this meeting, representatives of the Adviser, including the proposed portfolio manager of the Fund, reviewed for the members of the Board the Adviser’s experience and background in managing mortgage-related securities, and they also reviewed information regarding the investment advisory process followed by the Adviser and the compliance program of the Adviser.  In addition, the members of the Board reviewed with the proposed portfolio manager of the Fund various matters with respect to the proposed advisory services to be provided to the Fund by the Adviser and the investment strategies that would be employed by the firm in managing the Fund.

Following their review and consideration of these matters, the Trustees determined that the Investment Advisory Agreement with the Adviser with respect to the Fund would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.  Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “Independent Trustees”), unanimously approved the Investment Advisory Agreement for the Fund.  In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement.  The Trustees also carefully considered the projected profitability data and comparative fee, expense and performance information prepared by Trust management.  In considering the Investment Advisory Agreement with respect to the Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant.  They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided.  The Trustees concluded that Brown Advisory is capable of providing high quality services to the Fund, as indicated by the nature, extent and quality of services provided in the past to the other Funds in the Trust, Brown Advisory’s management capabilities demonstrated with respect to the other Funds in the Trust, Brown Advisory’s investment and compliance oversight processes, and the competitive investment performance of the other Funds in the Trust.  The Trustees also determined that Brown Advisory proposed to provide investment advisory services that were of the same quality as services provided to the other Funds in the Trust, and that these services are appropriate in scope and extent in light of the Fund’s proposed operations, the competitive landscape of the investment company business and investor needs.  On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services to be provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services to be provided and the expected level of profitability.  On the basis of comparative information derived from the data that was provided to the Board, the Trustees determined that the overall projected expense ratios for each respective class of shares of the Fund were competitive with industry averages.  The Trustees also noted that Brown Advisory had proposed a contractual commitment for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2015.  The Board also focused on Brown Advisory’s projected level of profitability with respect to the Fund, and noted that Brown Advisory’s expected level of profitability was acceptable and not unreasonable.  Accordingly, on the basis of the Board’s review of the fees to be charged by Brown Advisory for investment advisory services, the investment advisory services to be provided to the Fund by Brown Advisory, and the estimated level of profitability from Brown Advisory’s relationship with the Fund, the Board concluded that the level of investment advisory fees, and Brown Advisory’s projected profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

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Approval of the Continuation of the Investment Advisory Agreement and
the Adoption of Investment Advisory Agreements and
a Sub-Investment Advisory Agreement for the Funds (Unaudited)

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fees are appropriate in light of the projected size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment advisory fees payable to Brown Advisory with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could further be considered.

Benefits to Brown Advisory from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Brown Advisory from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.  In addition, the Trustees determined that the Fund will benefit from its relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Fund that is generally comparable to the costs of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of the shareholders of the Fund in light of the nature and quality of the services to be provided and the necessity of the services for the Fund’s operations.

Other Considerations.  In approving the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also acknowledged the experience and expertise of members of the Brown Advisory senior management team and the focus these individuals have on ensuring that the Fund will operate successfully.  The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees and reimburse expenses of the Fund to the benefit of the Fund’s shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement.  The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

In considering information regarding the investment management fees payable by the Fund to the Adviser under the Investment Advisory Agreement, the Board also took note of the business management fees that are payable by the Fund to Brown Advisory under the terms of the Business Management Agreement.  In considering the approval of the Business Management Agreement with respect to the Fund, the Board members considered various factors with respect to the business management fees, including the level and amount of these fees and the services to be provided by Brown Advisory in connection with the Business Management Agreement, in determining the reasonableness of the total fees to be paid by the Fund to Brown Advisory for the overall level of services that Brown Advisory is to provide to the Fund and its shareholders.  In considering the nature and extent of the non-advisory business management services to be provided to the Fund by the Adviser, the Board took into consideration: (1) whether the Business Management Agreement is in the best interest of the Fund and its shareholders; (2) whether the services to be performed under the Business Management Agreement are required for the operation of the Fund; (3) whether the services to be provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (4) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.  After reviewing these factors with respect to the Business Management Agreement, the Board of Trustees determined that approval of the Business Management Agreement was advisable and in the best interest of the Fund and its shareholders and that the fees payable to Brown Advisory under the terms of the Business Management Agreement were fair and reasonable in light of the services to be provided.

The Board also considered various matters with respect to the proposed distribution and shareholder servicing arrangements applicable to the Fund and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Fund, including certain of such fees which may be payable to the Adviser for the shareholder administrative services that it provides to shareholders of the Fund.  The Board took note of the fact that the non-distribution related

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Approval of the Continuation of the Investment Advisory Agreement and
the Adoption of Investment Advisory Agreements and
a Sub-Investment Advisory Agreement for the Funds (Unaudited)

shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those Fund shareholders covered by the applicable servicing arrangements in the relevant share classes.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them with respect to the proposed contract and the presentation of the representatives of Brown Advisory, as well as the information and materials that they had been provided with in connection with their October 8, 2013 and October 30, 2013 meetings at which they had considered various matters with respect to the proposed establishment and operation of the Fund, and during which meetings they had reviewed matters with respect to the Fund with representatives of the Adviser.  In reaching their conclusion with respect to the approval of the Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of investment advisory services provided by Brown Advisory to each of the other Funds in the Trust, and they found that these services will benefit the Fund and its shareholders and also reflected management’s overall commitment to the growth and development of the Fund.

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Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 800-540-6807 and by accessing the Funds’ website at www.brownadvisoryfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at 800-540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 800-540-6807. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisoryfunds.com within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at 1-800-540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

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BROWN ADVISORY FUNDS

At Brown Advisory Funds, we believe that you deserve sincere and open communication on all issues relating to our relationship.

In this spirit, we wish to provide to you a summary of certain of our policies relating to confidentiality and privacy of shareholder information.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory Funds takes confidentiality of your personal information and privacy of your account very seriously.

Our commitment to safeguard your personal information goes beyond our legal obligations, and the principles that guide the way in which we conduct business are built upon the core values of trust, confidence and integrity. By adhering to the practices described in this policy, we affirm our continuing commitment to protecting your privacy.

Brown Advisory Funds collects only relevant information from shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We obtain non-public financial and other personal information (“Personal Information”) about you directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place. For example, we take many measures to protect your Personal Information while it is stored electronically.

In the normal conduct of our business, it may become necessary for us to share your Personal Information with companies who are under contract to perform services on behalf of Brown Advisory Funds. For example, those who may receive this information include the companies that provide Brown Advisory Funds with transfer agent, technology and administrative services, as well as the investment adviser, Brown Investment Advisory Incorporated, who is an affiliate of Brown Advisory Funds. If you maintain a retirement/educational custodial account directly with Brown Advisory Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information to only those employees of Brown Advisory Funds’ service providers with a business reason to know such information.

We do not sell Personal Information about current or former shareholders or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such Personal Information to third parties unless necessary to support the operations and administration of the Brown Advisory Funds, the Brown Advisory Funds’ compliance with applicable laws and regulations, or as otherwise permitted by law.

We strive to keep our records of your information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.

This is our policy as of June 2012. This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time.

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INVESTMENT ADVISER
Brown Advisory, LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert, LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Value Equity Fund	BAFVX	115233876	BIAVX	115233801	BAVAX	115233884
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAFUX	115233777	BIAUX	115233793	BAUAX	115233785
Opportunity Fund	—	—	BIAOX	115233769	—	—
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Tactical Bond Fund	—	—	—	—	BATBX	115233710
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Tax Exempt Bond Fund	—	—	BIAEX	115233108	—	—
Emerging Markets Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
Mortgage Securities Fund	—	—	BIAZX	115233587	—	—

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Brown Advisory Funds

By (Signature and Title)*        /s/David M. Churchill
David M. Churchill, President

Date       March 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/David M. Churchill
David M. Churchill, President

Date        March 5, 2014

By (Signature and Title)*        /s/Jason T. Meix
Jason T. Meix, Treasurer

Date        March 5, 2014

* Print the name and title of each signing officer under his or her signature.